        As filed with the Securities and Exchange Commission on January 27, 2010
                                               Securities Act File No. 333-92106
                               Investment Company Act of 1940 File No. 811-21145

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Post-Effective Amendment No. 24 [X]

                                       And

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 27 [X]

                           SPDR(R) INDEX SHARES FUNDS
               (Exact Name of Registrant as Specified in Charter)

                               One Lincoln Street
                           Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (866) 787-2257

                              Ryan M. Louvar, Esq.
                       State Street Bank and Trust Company
                           One Lincoln Street/CPH0326
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                   Copies to:
                              W. John McGuire, Esq.
                          Morgan, Lewis and Bockius LLP
                           1111 Pennsylvania Ave., NW
                              Washington, DC 20004

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to Rule 485, paragraph (b)

[X]  on January 31, 2010 pursuant to Rule 485, paragraph (b)

[ ]  60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ]  on January 31, 2009 pursuant to Rule 485, paragraph (a)(1)

[ ]  75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ]  on _________________ pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      [SPDR LOGO]




SPDR(R) INDEX SHARES FUNDS PROSPECTUS
January 31, 2010

SPDR(R) DJ STOXX 50(R) ETF (FEU)
SPDR(R) DJ EURO STOXX 50(R) ETF (FEZ)
SPDR(R) S&P(R) Emerging Asia Pacific ETF (GMF)
SPDR(R) S&P(R) China ETF (GXC)
SPDR(R) S&P(R) Emerging Markets ETF (GMM)
SPDR(R) S&P(R) BRIC 40 ETF (BIK)
SPDR(R) S&P(R) Emerging Europe ETF (GUR)
SPDR(R) S&P(R) Emerging Latin America ETF (GML)
SPDR(R) S&P(R) Emerging Middle East & Africa ETF (GAF)
SPDR(R) S&P(R) World ex-US ETF (GWL)
SPDR(R) S&P(R) International Small Cap ETF (GWX)
SPDR(R) Dow Jones International Real Estate ETF (RWX)
SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR(R) MSCI ACWI ex-US ETF (CWI)
SPDR(R) Russell/Nomura PRIMETM Japan ETF (JPP)
SPDR(R) Russell/Nomura Small CapTM Japan ETF (JSC)
SPDR(R) S&P(R) International Dividend ETF (DWX)
SPDR(R) S&P(R) International Mid Cap ETF (MDD)
SPDR(R) S&P(R) Emerging Markets Small Cap ETF (EWX)
SPDR(R) Dow Jones Global Real Estate ETF (RWO)
SPDR(R) S&P(R) International Consumer Discretionary Sector   ETF (IPD)
SPDR(R) S&P(R) International Consumer Staples Sector ETF (IPS)
SPDR(R) S&P(R) International Energy Sector ETF (IPW)
SPDR(R) S&P(R) International Financial Sector ETF (IPF)
SPDR(R) S&P(R) International Health Care Sector ETF (IRY)
SPDR(R) S&P(R) International Industrial Sector ETF (IPN)
SPDR(R) S&P(R) International Materials Sector ETF (IRV)
SPDR(R) S&P(R) International Technology Sector ETF (IPK)
SPDR(R) S&P(R) International Telecommunications Sector ETF (IST)
SPDR(R) S&P(R) International Utilities Sector ETF (IPU)

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

PRECISE IN A WORLD THAT ISN'T. TM

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Such Shares in the Funds involve investment risks, including the loss of principal.

      [SPDR LOGO]




TABLE OF CONTENTS

      FUND SUMMARIES
----------------------------------------------------------------------------------------------------
           SPDR DJ STOXX 50 ETF (FEU)                                                        1
----------------------------------------------------------------------------------------------------
           SPDR DJ EURO STOXX 50 ETF (FEZ)                                                   5
----------------------------------------------------------------------------------------------------
           SPDR S&P Emerging Asia Pacific ETF (GMF)                                          9
----------------------------------------------------------------------------------------------------
           SPDR S&P China ETF (GXC)                                                         13
----------------------------------------------------------------------------------------------------
           SPDR S&P Emerging Markets ETF (GMM)                                              17
----------------------------------------------------------------------------------------------------
           SPDR S&P BRIC 40 ETF (BIK)                                                       21
----------------------------------------------------------------------------------------------------
           SPDR S&P Emerging Europe ETF (GUR)                                               26
----------------------------------------------------------------------------------------------------
           SPDR S&P Emerging Latin America ETF (GML)                                        30
----------------------------------------------------------------------------------------------------
           SPDR S&P Emerging Middle East & Africa ETF (GAF)                                 34
----------------------------------------------------------------------------------------------------
           SPDR S&P World ex-US ETF (GWL)                                                   38
----------------------------------------------------------------------------------------------------
           SPDR S&P International Small Cap ETF (GWX)                                       42
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones International Real Estate ETF (RWX)                               46
----------------------------------------------------------------------------------------------------
           SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)                          50
----------------------------------------------------------------------------------------------------
           SPDR MSCI ACWI ex-US ETF (CWI)                                                   54
----------------------------------------------------------------------------------------------------
           SPDR Russell/Nomura PRIME Japan ETF (JPP)                                        58
----------------------------------------------------------------------------------------------------
           SPDR Russell/Nomura Small Cap Japan ETF (JSC)                                    62
----------------------------------------------------------------------------------------------------
           SPDR S&P International Dividend ETF (DWX)                                        66
----------------------------------------------------------------------------------------------------
           SPDR S&P International Mid Cap ETF (MDD)                                         70
----------------------------------------------------------------------------------------------------
           SPDR S&P Emerging Markets Small Cap ETF (EWX)                                    74
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Global Real Estate ETF (RWO)                                      78
----------------------------------------------------------------------------------------------------
           SPDR S&P International Consumer Discretionary Sector ETF (IPD)                   82
----------------------------------------------------------------------------------------------------
           SPDR S&P International Consumer Staples Sector ETF (IPS)                         86
----------------------------------------------------------------------------------------------------
           SPDR S&P International Energy Sector ETF (IPW)                                   90
----------------------------------------------------------------------------------------------------
           SPDR S&P International Financial Sector ETF (IPF)                                94
----------------------------------------------------------------------------------------------------
           SPDR S&P International Health Care Sector ETF (IRY)                              98
----------------------------------------------------------------------------------------------------
           SPDR S&P International Industrial Sector ETF (IPN)                              102
----------------------------------------------------------------------------------------------------
           SPDR S&P International Materials Sector ETF (IRV)                               106
----------------------------------------------------------------------------------------------------
           SPDR S&P International Technology Sector ETF (IPK)                              110
----------------------------------------------------------------------------------------------------
           SPDR S&P International Telecommunications Sector ETF (IST)                      114
----------------------------------------------------------------------------------------------------
           SPDR S&P International Utilities Sector ETF (IPU)                               118
----------------------------------------------------------------------------------------------------
      ADDITIONAL STRATEGIES                                                                122
----------------------------------------------------------------------------------------------------
      ADDITIONAL RISK INFORMATION                                                          123
----------------------------------------------------------------------------------------------------
      MANAGEMENT                                                                           129
----------------------------------------------------------------------------------------------------
      INDEX/TRADEMARK LICENSES/DISCLAIMERS                                                 131
----------------------------------------------------------------------------------------------------
      ADDITIONAL PURCHASE AND SALE INFORMATION                                             135
----------------------------------------------------------------------------------------------------
      DISTRIBUTIONS                                                                        136
----------------------------------------------------------------------------------------------------
      PORTFOLIO HOLDINGS                                                                   137
----------------------------------------------------------------------------------------------------
      ADDITIONAL TAX INFORMATION                                                           137
----------------------------------------------------------------------------------------------------
      GENERAL INFORMATION                                                                  139
----------------------------------------------------------------------------------------------------
      PREMIUM/DISCOUNT INFORMATION                                                         140
----------------------------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS                                                                 140
----------------------------------------------------------------------------------------------------
      WHERE TO LEARN MORE ABOUT THE FUNDS                                           Back Cover
----------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]




                                 FUND SUMMARIES                              FEU
SPDR(R) DJ STOXX(R) 50 ETF                                         (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR DJ STOXX 50 ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the price and yield performance of the Dow Jones STOXX 50(R) Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.29%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.29%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $30                 $93                $163                $368
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund).

The Index is a pan-European index designed to represent the performance of some of the largest companies across all components of the 18 Dow Jones STOXX(R) 600 Supersector Indexes. The Dow Jones STOXX 600 TMI Supersector Indexes are subsets of the pan-European Dow Jones STOXX Total Market Index and contain 600 of the largest stocks

PRECISE IN A WORLD THAT ISN'T. TM                                              1

      [SPDR LOGO]






traded on the major exchanges in Europe. The Index covers approximately 95% of the free-float market capitalization of the investable universe in Europe. Index composition is reviewed annually and weights are reviewed quarterly. Countries covered in the Index have historically included, among others, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Spain, Sweden, Switzerland and the United Kingdom. The 50 companies in the Index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding Dow Jones STOXX TMI Supersector Index. In addition, any stocks that are currently components of the Index are added to the list. From that list, the 40 largest stocks are selected to be components of the Index. In addition, any stocks that are current components of the Index (and ranked 41-60 on the list) are included as components. If there are still less than 50 component stocks, the applicable number of the largest remaining stocks on the list ranked 41 or higher are included as components of the Index. As of December 31, 2009, the Index was comprised of 50 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   LARGE CAP RISK: Returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   GEOGRAPHIC RISK: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.



2                                              PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





     EUROPE: Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 24.29% (Q2 2009)
  Lowest Quarterly Return: -21.19% (Q4 2008)

  AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (10/15/02)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     32.68%        2.84%          8.55%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     32.10%        2.45%          8.21%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             22.32%        2.63%          7.67%
-------------------------------------------------------------------------------------------------------------------
DOW JONES STOXX 50 INDEX
(reflects no deduction for fees, expenses or taxes)                     32.88%        2.94%          8.68%
-------------------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                              3

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.



4                                              PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             FEZ
SPDR(R) DJ EURO STOXX(R) 50 ETF                                    (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR DJ EURO STOXX 50 ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the price and yield performance of the Dow Jones EURO STOXX 50(R) Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.29%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.29%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
      $30                  $93                $163                $368
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund).

The Index is designed to represent the performance of some of the largest companies across all components of the 18 Dow Jones EURO STOXX(R) Supersector Indexes. The Dow Jones EURO STOXX TMI Supersector Indexes represent the Eurozone portion of the Dow Jones EURO STOXX Total Market Index. The Index covers approximately 95% of the free-

PRECISE IN A WORLD THAT ISN'T. TM                                              5

      [SPDR LOGO]






float market capitalization of the investable universe in the Eurozone. Index composition is reviewed annually and weights are reviewed quarterly. Countries covered in the Index have historically included, among others, Finland, France, Germany, Italy, Luxembourg, the Netherlands and Spain. The 50 companies in the Index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding Dow Jones EURO STOXX TMI Supersector Index. In addition, any stocks that are currently components of the Index are added to the list. From that list, the 40 largest stocks are selected to be components of the Index. In addition, any stocks that are current components of the Index (and ranked 41-60 on the list) are included as components. If there are still less than 50 component stocks, the applicable number of the largest remaining stocks on the list ranked 41 or higher are included as components of the Index. As of December 31, 2009, the Index was comprised of 50 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   LARGE CAP RISK: Returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   GEOGRAPHIC RISK: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.



6                                              PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





     EUROPE: Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 27.42% (Q2 2003)
  Lowest Quarterly Return: -19.78% (Q4 2008)

  AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (10/15/02)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     29.83%        4.35%          11.13%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     29.14%        4.18%          10.90%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             20.12%        4.11%          10.10%
-------------------------------------------------------------------------------------------------------------------
DOW JONES EURO STOXX 50 INDEX
(reflects no deduction for fees, expenses or taxes)                     29.69%        4.20%          11.00%
-------------------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                              7

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.



8                                              PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             GMF
SPDR(R) S&P(R) EMERGING ASIA PACIFIC ETF                           (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Emerging Asia Pacific ETF's (the "Fund") investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of the Asia Pacific Region.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.59%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.59%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $60                $189                $329                $738
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Asia Pacific Emerging BMI Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).


PRECISE IN A WORLD THAT ISN'T. TM                                              9

      [SPDR LOGO]





The Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in emerging Asian Pacific markets. The Index component securities are a subset, based on region, of component securities included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. All stocks are weighted proportionate to their float-adjusted market capitalization and the Index is rebalanced annually. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. Countries covered in the Index have historically included, among others, China, India, Indonesia, Malaysia, the Philippines, Taiwan and Thailand. As of December 31, 2009, the Index was comprised of 1,393 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such


10                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






   differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   GEOGRAPHIC RISK: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

     PACIFIC REGION: Many of the Pacific region economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region's economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources. Currency devaluations or restrictions, political and social instability, and deteriorating economic conditions may result in significant downturns and increased volatility in the economies of countries of the Pacific region, as it has in the past.

   DERIVATIVES RISK: A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 36.27% (Q2 2009)
  Lowest Quarterly Return: -22.05% (Q3 2008)


PRECISE IN A WORLD THAT ISN'T. TM                                             11

      [SPDR LOGO]





  AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (3/20/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      74.01%          9.07%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      73.72%          8.75%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              48.42%          7.66%
-------------------------------------------------------------------------------------------------------
S&P ASIA PACIFIC EMERGING BMI INDEX
(reflects no deduction for fees, expenses or taxes)                      81.47%          9.17%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.



12                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             GXC
SPDR(R) S&P(R) CHINA ETF                                           (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P China ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Chinese equity market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.59%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.59%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $60                $189                $329                $738
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was less than 1% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P China BMI Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).


PRECISE IN A WORLD THAT ISN'T. TM                                             13

      [SPDR LOGO]





The Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in China available to foreign investors. The Index component securities are a subset, based on region, of component securities included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. All stocks are weighted proportionate to their float-adjusted market capitalization and the Index is rebalanced annually. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. As of December 31, 2009, the Index was comprised of 337 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can


14                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






   result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   GEOGRAPHIC RISK: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

     CHINA: The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China's total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China's political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 36.13% (Q2 2009)
  Lowest Quarterly Return: -24.72% (Q1 2008)


PRECISE IN A WORLD THAT ISN'T. TM                                             15

      [SPDR LOGO]





  AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (3/20/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      65.42%          14.01%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      65.30%          13.77%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              42.97%          12.04%
-------------------------------------------------------------------------------------------------------
S&P CHINA BMI INDEX
(reflects no deduction for fees, expenses or taxes)                      69.66%          13.90%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.



16                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             GMM
SPDR(R) S&P(R) EMERGING MARKETS ETF                                (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Emerging Markets ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of the world.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.59%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.59%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $60                $189                $329                $738
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Emerging BMI Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).


PRECISE IN A WORLD THAT ISN'T. TM                                             17

      [SPDR LOGO]





The Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in emerging markets. The Index component securities are a subset, based on region, of component securities included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. All stocks are weighted proportionate to their float-adjusted market capitalization and the Index is rebalanced annually. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. The Index is rebalanced quarterly. Countries covered in the Index have historically included, among others, Brazil, Chile, China, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. As of December 31, 2009, the Index was comprised of 2,146 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to


18                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






   the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   DERIVATIVES RISK: A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 35.63% (Q2 2009)
  Lowest Quarterly Return: -26.84% (Q4 2008)

  AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (3/20/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      77.02%          7.70%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      76.94%          7.22%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              50.42%          6.41%
-------------------------------------------------------------------------------------------------------
S&P EMERGING BMI INDEX
(reflects no deduction for fees, expenses or taxes)                      84.63%          7.53%
-------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             19

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.



20                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             BIK
SPDR(R) S&P(R) BRIC 40 ETF                                         (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P BRIC 40 ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of Brazil, Russia, India and China.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P BRIC 40 Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund).

The Index is a market capitalization weighted index designed to provide exposure to 40 leading companies domiciled in the emerging markets of Brazil, Russia, India and China that are listed on the Hong Kong Stock Exchange, the London

PRECISE IN A WORLD THAT ISN'T. TM                                             21

      [SPDR LOGO]






Stock Exchange, NASDAQ and/or the NYSE. To be eligible for the Index, companies must first be constituents of the S&P/IFC Investable (S&P/IFCI) country indices for Brazil, Russia, India or China. The S&P/IFCI Index series is designed to measure the type of returns foreign portfolio investors might receive from investing in emerging market stocks that are legally and practically available to them. Constituents for the S&P/IFCI series are drawn from the S&P/IFC Global stock universe based on size, liquidity and their legal and practical availability to foreign institutional investors. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation, and the Index is rebalanced annually. As of December 31, 2009, the Index was comprised of 40 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.



22                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





   GEOGRAPHIC RISK: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

     BRAZIL: Brazil has, in recent history, experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Brazilian currency. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to a high degree of price volatility in both the Brazilian equity and foreign currency markets. In addition, the Brazilian economy may be significantly affected by the economies of other Latin American countries.

     RUSSIA: The Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments in Russia. Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States, with a few issuers representing a large percentage of market capitalization and trading volume. Additionally, financial information on Russian issuers may not be as reliable as U.S. companies because they are not necessarily prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards. Because Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model, the Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments. There is also the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

     INDIA: Certain countries in the India region are either comparatively underdeveloped or in the process of becoming developed. Greater India investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, countries in the Indian subcontinent may have relatively unstable governments and economies based on only a few industries. The Fund may be more sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Ethnic and religious tensions could result in economic or social instability in India. Additionally, investing in India involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the abrupt imposition of restrictions on foreign investments and repatriation of capital already invested.

     CHINA: The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China's total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China's political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests.

   ENERGY SECTOR RISK: The Index was concentrated in the energy sector as of the Fund's fiscal year end. As a result, the Fund's investments will also necessarily be concentrated in the energy sector. Energy companies develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending,

PRECISE IN A WORLD THAT ISN'T. TM                                             23

      [SPDR LOGO]






   government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 35.79% (Q2 2009)
  Lowest Quarterly Return: -31.84% (Q3 2008)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (6/19/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      81.18%          3.74%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      80.86%          3.52%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              53.20%          3.17%
-------------------------------------------------------------------------------------------------------
S&P BRIC 40 INDEX
(reflects no deduction for fees, expenses or taxes)                      82.34%          4.02%
-------------------------------------------------------------------------------------------------------





24                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             25

      [SPDR LOGO]


                                                                             GUR
SPDR(R) S&P(R) EMERGING EUROPE ETF                                 (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Emerging Europe ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon European emerging markets.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.59%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.59%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $60                $189                $329                $738
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P European Emerging Capped BMI Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).



26                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





The Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in emerging European markets. The Index component securities are a subset, based on region, of component securities included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. All stocks are weighted proportionate to their float-adjusted market capitalization and the Index is rebalanced annually. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. Each individual stock is capped at a maximum of 24% of index weight and changes in capping are monitored on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, the Czech Republic, Hungary, Poland, Russia and Turkey. As of December 31, 2009, the Index was comprised of 216 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to

PRECISE IN A WORLD THAT ISN'T. TM                                             27

      [SPDR LOGO]






   the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   GEOGRAPHIC RISK: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

     EUROPE: Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.

   ENERGY SECTOR RISK: The Index was concentrated in the energy sector as of the Fund's fiscal year end. As a result, the Fund's investments will also necessarily be concentrated in the energy sector. Energy companies develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.




  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 37.92% (Q2 2009)
  Lowest Quarterly Return: -42.53% (Q4 2008)



28                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes since inception exceed the returns before taxes due to the application of foreign tax credits and an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (3/20/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      82.52%          -6.51%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      82.71%          -6.45%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              54.10%          -5.31%
-------------------------------------------------------------------------------------------------------
S&P EUROPEAN EMERGING CAPPED BMI INDEX
(reflects no deduction for fees, expenses or taxes)                      91.80%          -6.92%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             29

      [SPDR LOGO]


                                                                             GML
SPDR(R) S&P(R) EMERGING LATIN AMERICA ETF                          (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Emerging Latin America ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Latin American emerging markets.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.59%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.01%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.60%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $61                $192                $335                $750
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Latin America BMI Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).



30                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





The Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in emerging Latin American markets. The Index component securities are a subset, based on region, of component securities included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. All stocks are weighted proportionate to their float-adjusted market capitalization and the Index is rebalanced annually. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. Each individual stock is capped at a maximum of 24% of index weight and changes in capping are monitored on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, Brazil, Chile, Mexico and Peru. As of December 31, 2009, the Index was comprised of 284 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to

PRECISE IN A WORLD THAT ISN'T. TM                                             31

      [SPDR LOGO]






   the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   GEOGRAPHIC RISK: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

     LATIN AMERICA: Latin American economies are generally considered emerging markets and are generally characterized by high interest, inflation, and unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region's exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America's total market and thus may be more sensitive to adverse political or economic circumstances and market movements.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 39.61% (Q2 2009)
  Lowest Quarterly Return: -34.81% (Q4 2008)



32                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (3/20/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     105.14%          14.44%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     104.40%          14.05%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              68.49%          12.32%
-------------------------------------------------------------------------------------------------------
S&P LATIN AMERICA BMI INDEX
(reflects no deduction for fees, expenses or taxes)                     108.00%          14.97%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             33

      [SPDR LOGO]


                                                                             GAF
SPDR(R) S&P(R) EMERGING MIDDLE EAST & AFRICA ETF                   (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Emerging Middle East & Africa ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Middle Eastern and African emerging markets.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.59%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.59%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $60                $189                $329                $738
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Mid-East & Africa BMI Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).



34                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





The Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in emerging Middle Eastern and African markets. The Index component securities are a subset, based on region, of component securities included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. All stocks are weighted proportionate to their float-adjusted market capitalization and the Index is rebalanced annually. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. Each individual stock is capped at a maximum of 24% of index weight and changes in capping are monitored on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, Egypt, Israel, Morocco and South Africa. As of December 31, 2009, the Index was comprised of 253 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to

PRECISE IN A WORLD THAT ISN'T. TM                                             35

      [SPDR LOGO]






   the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   GEOGRAPHIC RISK: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

     MIDDLE EAST AND AFRICA: Certain Middle Eastern/African markets are in only the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern/African countries typically are fewer in number and less well capitalized than brokers in the United States. In addition, the political and legal systems in Middle Eastern/African countries may have an adverse impact on the Fund.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 28.46% (Q2 2009)
  Lowest Quarterly Return: -18.52% (Q4 2008)



36                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (3/20/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      52.19%          5.41%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      51.66%          4.96%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              34.69%          4.56%
-------------------------------------------------------------------------------------------------------
S&P MID-EAST & AFRICA BMI INDEX
(reflects no deduction for fees, expenses or taxes)                      53.24%          6.58%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             37

      [SPDR LOGO]


                                                                             GWL
SPDR(R) S&P(R) WORLD EX-US ETF                                     (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P World ex-US ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the developed world (ex-US) equity markets.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.34%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.34%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $35                $109                $191                $431
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Developed Ex-U.S. BMI Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).



38                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





The Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in developed countries outside the United States. The Index component securities are a subset, based on region, of component securities included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. All stocks are weighted proportionate to their float-adjusted market capitalization and the Index is rebalanced annually. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. Each individual stock is capped at a maximum of 24% of index weight and changes in capping are monitored on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Korea, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. As of December 31, 2009, the Index was comprised of 4,472 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             39

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 25.35% (Q2 2009)
  Lowest Quarterly Return: -20.85% (Q3 2008)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (4/20/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      33.34%          -8.77%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      33.28%          -9.16%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              21.98%          -7.44%
-------------------------------------------------------------------------------------------------------
S&P DEVELOPED EX-U.S. BMI INDEX
(reflects no deduction for fees, expenses or taxes)                      37.37%          -8.27%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.





40                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of shares known as "Creation Units." The creation unit for the Fund consists of 200,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             41

      [SPDR LOGO]


                                                                             GWX
SPDR(R) S&P(R) INTERNATIONAL SMALL CAP ETF                         (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P International Small Cap ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the developed world (ex-US) small cap equity markets.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.59%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12B-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.59%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $60                $189                $329                $738
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Developed Ex-U.S. under USD2 Billion Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


42                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded small-cap companies domiciled in developed countries outside the United States. The Index component securities are a subset, based on market capitalization and region, of component securities included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. All stocks are weighted proportionate to their float-adjusted market capitalization and the Index is rebalanced annually. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. Each individual stock is capped at a maximum of 24% of index weight and changes in capping are monitored on the quarterly rebalancing dates. To be included in the Index, a publicly listed company must have a total market capitalization between $100 million and $2 billion, and be located in a country that meets the BMI Developed World Series criteria. Countries covered in the Index have historically included, among others, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, Australia, Hong Kong, Japan, New Zealand, Singapore, South Korea and Canada. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. As of December 31, 2009, the Index was comprised of 3,114 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on

PRECISE IN A WORLD THAT ISN'T. TM                                             43

      [SPDR LOGO]






   foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 32.81% (Q2 2009)
  Lowest Quarterly Return: -22.87% (Q3 2008)

  AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.


                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (4/20/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      41.47%          -9.91%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      41.13%         -10.24%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              27.36%          -8.35%
-------------------------------------------------------------------------------------------------------
S&P DEVELOPED EX-U.S. UNDER USD2 BILLION INDEX
(reflects no deduction for fees, expenses or taxes)                      45.70%         -10.01%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.



44                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             45

      [SPDR LOGO]


                                                                             RWX
SPDR(R) DOW JONES INTERNATIONAL REAL ESTATE ETF                    (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones International Real Estate ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of an equity index based upon the international real estate market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.59%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12B-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.59%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $60                $189                $329                $738
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Dow Jones Global ex-U.S. Select Real Estate Securities Index(SM) (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Tuckerman Group, LLC ("Tuckerman" or the "Sub-Adviser"), the sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such


46                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Index is a float adjusted market capitalization index designed to measure the performance of publicly traded real estate securities in countries excluding the United States. The Index's composition is reviewed quarterly. The Index is a measure of the types of global real estate securities that represent the ownership and operation of commercial or residential real estate. The Index includes equity REITs and real estate operating companies (REOCs) that meet the following criteria: (i) the company must be both an equity owner and operator of commercial and/or residential real estate (security types excluded from these indexes include mortgage REITs, netlease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments); (ii) the company must have a minimum total market capitalization of at least $200 million at the time of its inclusion; (iii) at least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets; and (iv) the liquidity of the company's stock must be commensurate with that of other institutionally held real estate securities. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Brazil, Canada, Chile, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, the Philippines, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. As of December 31, 2009, the Index was comprised of 130 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy. In addition, the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of

PRECISE IN A WORLD THAT ISN'T. TM                                             47

      [SPDR LOGO]






   market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   REAL ESTATE SECTOR RISK: The Fund will concentrate its investments in the real estate sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund's investments. Investing in real estate securities (which include REITs) may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Fund's investment in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. In addition, REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and maintaining exemption from the registration requirements of the Investment Company Act of 1940, as amended.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 32.89% (Q2 2009)
  Lowest Quarterly Return: -28.94% (Q4 2008)



48                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





  AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (12/15/06)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      38.67%         -12.91%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      36.21%         -13.50%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              25.07%         -10.74%
-------------------------------------------------------------------------------------------------------
DOW JONES GLOBAL EX-U.S. SELECT REAL ESTATE SECURITIES INDEX
(reflects no deduction for fees, expenses or taxes)                      40.10%         -12.47%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

The Adviser has retained The Tuckerman Group, an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR Dow Jones International Real Estate ETF's investments, subject to supervision of the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Tuckerman with respect to the SPDR Dow Jones International Real Estate ETF where the context requires.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Amos Rogers III and Sophia Banar.

AMOS ROGERS is Managing Director of The Tuckerman Group. He joined the Sub-Adviser in 2003.

SOPHIA BANAR is a Securities Analyst and an Assistant Portfolio Manager for The Tuckerman Group. She joined the Sub-Adviser in 2006.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             49

      [SPDR LOGO]


                                                                             GII
SPDR(R) FTSE/MACQUARIE GLOBAL INFRASTRUCTURE 100 ETF               (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR FTSE/Macquarie Global Infrastructure 100 ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the global infrastructure industry market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.59%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12B-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.59%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $60                $189                $329                $738
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Macquarie Global Infrastructure 100 Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).



50                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





The Index is a float adjusted market capitalization weighted index calculated by FTSE that is designed to measure the stock performance of companies within the infrastructure industry, principally those engaged in management, ownership and operation of infrastructure and utility assets. The Index's composition is reviewed semi-annually. The Index is a subset of the broader Macquarie Global Infrastructure Index ("MGII"), which is based on 255 stocks within the following subsectors: Pipelines; Transportation Services; Electricity; Gas Distribution; Multi-Utilities; Water; and Telecommunications Equipment. The Index includes a country screen allowing only MGII constituents in the FTSE developed and FTSE Advanced Emerging regions. Eligible countries from the MGII are then re-ranked by investable market with the top 100 being included in the index. Countries covered in the Index have historically included, among others, Australia, Austria, Brazil, Canada, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Portugal, South Korea, Spain, Switzerland, the United Kingdom and the United States. As of December 31, 2009, the Index was comprised of 100 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.


PRECISE IN A WORLD THAT ISN'T. TM                                             51

      [SPDR LOGO]





   ENERGY SECTOR RISK: Energy companies develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

   UTILITIES SECTOR RISK: The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

   Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 14.76% (Q2 2009)
  Lowest Quarterly Return: -18.17% (Q3 2008)



52                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





  AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (1/25/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      11.06%          -2.40%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      10.32%          -2.87%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES               7.92%          -2.04%
-------------------------------------------------------------------------------------------------------
MACQUARIE GLOBAL INFRASTRUCTURE 100 INDEX
(reflects no deduction for fees, expenses or taxes)                      12.09%          -1.60%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             53

      [SPDR LOGO]


                                                                             CWI
SPDR(R) MSCI ACWI EX-US ETF                                        (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR MSCI ACWI ex-US ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon broad based world ex-US equity markets.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.34%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12B-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.34%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $35                $109                $191                $431
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the MSCI All Country World Index ex USA (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).



54                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





The Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. The Index's composition is reviewed quarterly. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, ETFs, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. As of December 31, 2009, the Index was comprised of 1,810 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can

PRECISE IN A WORLD THAT ISN'T. TM                                             55

      [SPDR LOGO]






   result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 28.10% (Q2 2009)
  Lowest Quarterly Return: -21.56% (Q4 2008)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (1/10/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      42.07%          -2.10%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      41.71%          -2.39%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              28.08%          -1.77%
-------------------------------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX EX USA
(reflects no deduction for fees, expenses or taxes)                      42.14%          -2.15%
-------------------------------------------------------------------------------------------------------





56                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of shares known as "Creation Units." The creation unit for the Fund consists of 200,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.



PRECISE IN A WORLD THAT ISN'T. TM                                             57

      [SPDR LOGO]


                                                                             JPP
SPDR(R) RUSSELL/NOMURA PRIME(TM) JAPAN ETF                         (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Russell/Nomura PRIME Japan ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Japanese equity market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12B-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Russell/Nomura PRIME(TM) Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).



58                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





The Index is designed to represent the 1,000 largest stocks in terms of float-adjusted market capitalization included in the Russell/Nomura Total Market(TM) Index. The Index includes stocks from a broad universe of Japanese equities. The Index employs a "banding" method at reconstitution in order to control the frequent replacement caused by small fluctuations of market capitalization. A "negative list" method is also used to help prevent the inclusion of stocks of especially low liquidity. The Index is calculated with dividends reinvested, and is denominated in Japanese yen and U.S. dollars. The Index is calculated based on the share price for each stock on its primary exchange. The Index maintains the inclusion of stocks that are tentatively delisted due to mergers or equity transfers, and free-float ratios are adjusted when private placements are made. The Index is reconstituted annually. As of December 31, 2009, the Index was comprised of 1,000 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   GEOGRAPHIC RISK: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

     JAPAN: The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan, yet the countries' political relationship has become strained. Should political tension increase, it could adversely affect

PRECISE IN A WORLD THAT ISN'T. TM                                             59

      [SPDR LOGO]






     the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 22.55% (Q2 2009)
  Lowest Quarterly Return: -17.49% (Q3 2008)

  AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (11/9/06)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      4.26%           -8.54%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      4.20%           -8.74%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              3.02%           -6.97%
-------------------------------------------------------------------------------------------------------
RUSSELL/NOMURA PRIME(TM) INDEX
(reflects no deduction for fees, expenses or taxes)                      5.07%           -7.95%
-------------------------------------------------------------------------------------------------------





60                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of shares known as "Creation Units." The creation unit for the Fund consists of 200,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             61

      [SPDR LOGO]


                                                                             JSC
SPDR(R) RUSSELL/NOMURA SMALL CAP(TM) JAPAN ETF                     (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Russell/Nomura Small Cap Japan ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Japanese small cap equity market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.55%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.55%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $56                $176                $307                $689
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Russell/Nomura Japan Small Cap(TM) Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).



62                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





The Index is designed to represent the smallest 15% of stocks, in terms of float-adjusted market capitalization, of the Russell/Nomura Total Market(TM) Index. The Index includes stocks from a broad universe of Japanese equities. The Index is calculated with or without dividends reinvested, and is denominated in Japanese yen and U.S. dollars. The Index maintains the inclusion of stocks that are tentatively delisted due to mergers or equity transfers, and free-float ratios are adjusted when private placements are made. The Index is reconstituted annually. The Index has growth and value subindexes. As of December 31, 2009, the Index was comprised of 1,149 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   GEOGRAPHIC RISK: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

     JAPAN: The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the

PRECISE IN A WORLD THAT ISN'T. TM                                             63

      [SPDR LOGO]






     economic conditions of its trading partners. China has become an important trading partner with Japan, yet the countries' political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 26.38% (Q2 2009)
  Lowest Quarterly Return: -15.59% (Q3 2008)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (11/9/06)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      5.09%           -6.97%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      4.81%           -7.13%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              3.75%           -5.78%
-------------------------------------------------------------------------------------------------------
RUSSELL/NOMURA JAPAN SMALL CAP(TM) INDEX
(reflects no deduction for fees, expenses or taxes)                      5.86%           -6.25%
-------------------------------------------------------------------------------------------------------





64                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             65

      [SPDR LOGO]


                                                                             DWX
SPDR(R) S&P(R) INTERNATIONAL DIVIDEND ETF                          (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P International Dividend ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the price and yield performance of an index that tracks exchange-listed common stocks of companies domiciled in countries outside the United States that offer high dividend yields.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.45%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.01%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.46%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $47                $148                $258                $579
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 148% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P International Dividend Opportunities(R) Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


66                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the 100 highest dividend-yielding common stocks and ADRs listed in primary exchanges of countries included in the S&P Broad Market Index. The Index will be reconstituted annually. To be included in the Index, stocks must meet, as of the reference date (the last trading date of June and December), the following investability criteria: a total market capitalization greater than $1.5 billion; a three-month average daily value traded greater than $5 million; and at least 300,000 shares traded monthly for each of the preceding six months. Additionally, stocks must meet the following stability factor: positive 5-year earnings growth and profitability, as measured by positive earning per share. To ensure diverse exposure, no single country or sector has more than 25% weight in the Index and emerging market exposure is limited to 10% at rebalancing. Common stocks of companies domiciled in the United States, derivatives, structured products, over-the-counter listings, mutual funds and exchange traded funds are not eligible for inclusion in the Index. The market capitalization and liquidity thresholds are subject to change according to market conditions. Countries covered in the Index have historically included, among others, Australia, Hong Kong, Japan, New Zealand, Singapore, Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom and Canada. As of December 31, 2009, the Index was comprised of 97 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a

PRECISE IN A WORLD THAT ISN'T. TM                                             67

      [SPDR LOGO]






   developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 42.67% (Q2 2009)
  Lowest Quarterly Return: -11.75% (Q1 2009)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (2/12/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      65.45%          -7.10%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      63.93%          -8.34%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              43.07%          -6.41%
-------------------------------------------------------------------------------------------------------
S&P INTERNATIONAL DIVIDEND OPPORTUNITIES INDEX
(reflects no deduction for fees, expenses or taxes)                      68.17%          -6.34%
-------------------------------------------------------------------------------------------------------





68                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             69

      [SPDR LOGO]


                                                                             MDD
SPDR(R) S&P(R) INTERNATIONAL MID CAP ETF                           (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P International Mid Cap ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the mid capitalization segment of global markets outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.45%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.45%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $46                $144                $252                $567
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Developed Ex-U.S. between USD2 Billion and USD5 Billion Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


70                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is a float adjusted market cap weighted index that is designed to represent the mid capitalization segment of developed countries included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. The Index is reconstituted annually. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. All stocks are weighted proportionate to their float-adjusted market capitalization and the Index is rebalanced annually. To be included in the Index, a publicly listed company must have a total market capitalization between $2 billion and $5 billion, and be located in a country that meets the BMI Developed World Series criteria. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. Countries covered in the Index have historically included, among others, Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. As of December 31, 2009, the Index was comprised of 665 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.


PRECISE IN A WORLD THAT ISN'T. TM                                             71

      [SPDR LOGO]





   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 27.73% (Q2 2009)
  Lowest Quarterly Return: -8.94% (Q1 2009)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR        (5/7/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      35.89%         -13.63%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      34.42%         -14.47%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              23.71%         -11.89%
-------------------------------------------------------------------------------------------------------
S&P DEVELOPED EX-U.S. BETWEEN USD2 BILLION AND USD5 BILLION INDEX
(reflects no deduction for fees, expenses or taxes)                      16.70%         -22.27%
-------------------------------------------------------------------------------------------------------





72                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             73

      [SPDR LOGO]


                                                                             EWX
SPDR(R) S&P(R) EMERGING MARKETS SMALL CAP ETF                      (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Emerging Markets Small Cap ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the small capitalization segment of global emerging market countries.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):


--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.65%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.01%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.66%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $67                $211                $368                $822
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 83% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P(R) Emerging Markets Under USD2 Billion Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


74                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is a float adjusted market cap weighted index designed to represent the small capitalization segment of emerging countries included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. The Index is reconstituted annually. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. All stocks are weighted proportionate to their float-adjusted market capitalization and the Index is rebalanced annually. To be included in the Index, a publicly listed company must have a total market capitalization between $100 million and $2 billion, and be located in a country that does not meet the BMI Developed World Series criteria. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. Countries covered in the Index have historically included, among others, Argentina, Brazil, Chile, China, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. As of December 31, 2009, the Index was comprised of 1,518 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.


PRECISE IN A WORLD THAT ISN'T. TM                                             75

      [SPDR LOGO]





   EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 46.01% (Q2 2009)
  Lowest Quarterly Return: 2.72% (Q1 2009)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (5/12/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     100.56%          -3.77%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      99.41%          -4.21%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              65.47%          -3.43%
-------------------------------------------------------------------------------------------------------
S&P EMERGING MARKETS UNDER USD2 BILLION INDEX
(reflects no deduction for fees, expenses or taxes)                     107.30%          -0.36%
-------------------------------------------------------------------------------------------------------





76                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             77

      [SPDR LOGO]


                                                                             RWO
SPDR(R) DOW JONES GLOBAL REAL ESTATE ETF                           (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones Global Real Estate ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the price and yield performance of an index based upon the global real estate market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Dow Jones Global Select Real Estate Securities Index(SM) (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Tuckerman Group, LLC ("Tuckerman" or the "Sub-Adviser"), the sub-adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such


78                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the adviser to the Fund).

The Index is a float adjusted market capitalization index designed to measure the performance of publicly traded global real estate securities. The Index's composition is reviewed quarterly. The Index is a measure of the types of global real estate securities that represent the ownership and operation of commercial or residential real estate. The Index includes equity REITs and real estate operating companies (REOCs) that meet the following criteria: (i) the company must be both an equity owner and operator of commercial and/or residential real estate (security types excluded from these indexes include mortgage REITs, netlease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments); (ii) the company must have a minimum total market capitalization of at least $200 million at the time of its inclusion; (iii) at least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets; and (iv) the liquidity of the company's stock must be commensurate with that of other institutionally held real estate securities. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Brazil, Canada, Chile, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, the Philippines, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and the United States. As of December 31, 2009, the Index was comprised of 212 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of

PRECISE IN A WORLD THAT ISN'T. TM                                             79

      [SPDR LOGO]






   market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   REAL ESTATE SECTOR RISK: The Fund will concentrate its investments in the real estate sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund's investments. Investing in real estate securities (which include REITs) may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Fund's investment in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. In addition, REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and maintaining exemption from the registration requirements of the Investment Company Act of 1940, as amended.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 31.99% (Q2 2009)
  Lowest Quarterly Return: -24.67% (Q1 2009)



80                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR        (5/7/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      34.12%         -19.41%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      31.89%         -20.69%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              22.07%         -17.01%
-------------------------------------------------------------------------------------------------------
DOW JONES GLOBAL SELECT REAL ESTATE SECURITIES INDEX
(reflects no deduction for fees, expenses or taxes)                      34.12%         -19.82%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

The Adviser has retained The Tuckerman Group, an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR Dow Jones Global Real Estate ETF's investments, subject to supervision of the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Tuckerman with respect to the SPDR Dow Jones Global Real Estate ETF where the context requires.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Amos Rogers III and Sophia Banar.

AMOS ROGERS is Managing Director of The Tuckerman Group. He joined the Sub-Adviser in 2003.

SOPHIA BANAR is a Securities Analyst and an Assistant Portfolio Manager for The Tuckerman Group. She joined the Sub-Adviser in 2006.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             81

      [SPDR LOGO]


                                                                             IPD
SPDR(R) S&P(R) INTERNATIONAL CONSUMER DISCRETIONARY SECTOR ETF     (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P International Consumer Discretionary Sector ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the consumer discretionary sector of developed global markets outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Developed Ex-U.S. BMI Consumer Discretionary Sector Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


82                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the non-U.S. consumer discretionary sub-industry of developed countries included in the BMI Global Index. The BMI Global Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. To be included in the BMI Global Index, a country must have a float-adjusted market capitalization of $1 billion or more and a weight of at least 40 basis points in either the developed world or an emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. Membership in the Index is based on: (1) industry sector according to the Global Industry Classification Standard ("GICS(R)"), a four-tiered industry classification structure, and (2) region according to the BMI Developed World Series criteria. All Index constituents are weighted proportionate to their float-adjusted market capitalization and are capped so that no stock exceeds 20% of the Index; stocks that exceed 5% of the Index market cap weight, in aggregate, should not exceed 45% of the Index. Changes in capped weights are monitored on a quarterly basis and adjusted if needed on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, South Korea, Sweden, Switzerland and the United Kingdom. As of December 31, 2009, the Index was comprised of 733 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   CONSUMER DISCRETIONARY SECTOR RISK: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the

PRECISE IN A WORLD THAT ISN'T. TM                                             83

      [SPDR LOGO]






   consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 27.35% (Q2 2009)
  Lowest Quarterly Return: -7.37% (Q1 2009)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (7/16/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      42.32%          -0.56%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      42.19%          -0.76%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              28.04%          -0.44%
-------------------------------------------------------------------------------------------------------
S&P DEVELOPED EX-U.S. BMI CONSUMER DISCRETIONARY SECTOR INDEX
(reflects no deduction for fees, expenses or taxes)                      44.33%          -1.36%
-------------------------------------------------------------------------------------------------------





84                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             85

      [SPDR LOGO]


                                                                             IPS
SPDR(R) S&P(R) INTERNATIONAL CONSUMER STAPLES SECTOR ETF           (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P International Consumer Staples Sector ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the consumer staples sector of developed global markets outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12B-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Developed Ex-U.S. BMI Consumer Staples Sector Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


86                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the non-U.S. consumer staples sub-industry of developed countries included in the BMI Global Index. The BMI Global Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. To be included in the BMI Global Index, a country must have a float-adjusted market capitalization of $1 billion or more and a weight of at least 40 basis points in either the developed world or an emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. Membership in the Index is based on: (1) industry sector according to the Global Industry Classification Standard ("GICS"), a four-tiered industry classification structure, and (2) region according to the BMI Developed World Series criteria. All Index constituents are weighted proportionate to their float-adjusted market capitalization and are capped so that no stock exceeds 20% of the Index; stocks that exceed 5% of the Index market cap weight, in aggregate, should not exceed 45% of the Index. Changes in capped weights are monitored on a quarterly basis and adjusted if needed on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, South Korea, Sweden, Switzerland and the United Kingdom. As of December 31, 2009, the Index was comprised of 279 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   CONSUMER STAPLES SECTOR RISK: Consumer staples companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by

PRECISE IN A WORLD THAT ISN'T. TM                                             87

      [SPDR LOGO]






   litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 20.28% (Q2 2009)
  Lowest Quarterly Return: -13.47% (Q1 2009)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (7/16/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      29.72%          4.05%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      29.44%          3.83%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              19.99%          3.46%
-------------------------------------------------------------------------------------------------------
S&P DEVELOPED EX-U.S. BMI CONSUMER STAPLES SECTOR INDEX
(reflects no deduction for fees, expenses or taxes)                      32.17%          5.85%
-------------------------------------------------------------------------------------------------------





88                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             89

      [SPDR LOGO]


                                                                             IPW
SPDR(R) S&P(R) INTERNATIONAL ENERGY SECTOR ETF                     (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P International Energy Sector ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the energy sector of developed global markets outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Developed Ex-U.S. BMI Energy Sector Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


90                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the non-U.S. energy sub-industry of developed countries included in the BMI Global Index. The BMI Global Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. To be included in the BMI Global Index, a country must have a float-adjusted market capitalization of $1 billion or more and a weight of at least 40 basis points in either the developed world or an emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. Membership in the Index is based on: (1) industry sector according to the Global Industry Classification Standard ("GICS(R)"), a four-tiered industry classification structure, and (2) region according to the BMI Developed World Series criteria. All Index constituents are weighted proportionate to their float-adjusted market capitalization and are capped so that no stock exceeds 20% of the Index; stocks that exceed 5% of the Index market cap weight, in aggregate, should not exceed 45% of the Index. Changes in capped weights are monitored on a quarterly basis and adjusted if needed on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, South Korea, Sweden, Switzerland and the United Kingdom. As of December 31, 2009, the Index was comprised of 258 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   ENERGY SECTOR RISK: Energy companies develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The

PRECISE IN A WORLD THAT ISN'T. TM                                             91

      [SPDR LOGO]






   price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 22.11% (Q2 2009)
  Lowest Quarterly Return: -3.87% (Q1 2009)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (7/16/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      42.11%          -7.94%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      41.61%          -8.32%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              28.25%          -6.73%
-------------------------------------------------------------------------------------------------------
S&P DEVELOPED EX-U.S. BMI ENERGY SECTOR INDEX
(reflects no deduction for fees, expenses or taxes)                      46.55%          -6.81%
-------------------------------------------------------------------------------------------------------





92                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             93

      [SPDR LOGO]


                                                                             IPF
SPDR(R) S&P(R) INTERNATIONAL FINANCIAL SECTOR ETF                  (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P International Financial Sector ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the financial sector of developed global markets outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Developed Ex-U.S. BMI Financials Sector Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


94                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the non-U.S. financial sub-industry of developed countries included in the BMI Global Index. The BMI Global Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. To be included in the BMI Global Index, a country must have a float-adjusted market capitalization of $1 billion or more and a weight of at least 40 basis points in either the developed world or an emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. Membership in the Index is based on: (1) industry sector according to the Global Industry Classification Standard ("GICS(R)"), a four-tiered industry classification structure, and (2) region according to the BMI Developed World Series criteria. All Index constituents are weighted proportionate to their float-adjusted market capitalization and are capped so that no stock exceeds 20% of the Index; stocks that exceed 5% of the Index market cap weight, in aggregate, should not exceed 45% of the Index. Changes in capped weights are monitored on a quarterly basis and adjusted if needed on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, South Korea, Sweden, Switzerland and the United Kingdom. As of December 31, 2009, the Index was comprised of 812 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   FINANCIAL SECTOR RISK: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can

PRECISE IN A WORLD THAT ISN'T. TM                                             95

      [SPDR LOGO]






   fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 40.82% (Q2 2009)
  Lowest Quarterly Return: -17.49% (Q1 2009)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (7/16/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      41.48%          -9.29%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      40.87%          -9.62%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              27.56%          -7.88%
-------------------------------------------------------------------------------------------------------
S&P DEVELOPED EX-U.S. BMI FINANCIALS SECTOR INDEX
(reflects no deduction for fees, expenses or taxes)                      41.05%          -9.57%
-------------------------------------------------------------------------------------------------------





96                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             97

      [SPDR LOGO]


                                                                             IRY
SPDR(R) S&P(R) INTERNATIONAL HEALTH CARE SECTOR ETF                (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P International Health Care Sector ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the health care sector of developed global markets outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was less than 1% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Developed Ex-U.S. BMI Health Care Sector Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


98                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the non-U.S. health care sub-industry of developed countries included in the BMI Global Index. The BMI Global Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. To be included in the BMI Global Index, a country must have a float-adjusted market capitalization of $1 billion or more and a weight of at least 40 basis points in either the developed world or an emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. Membership in the Index is based on: (1) industry sector according to the Global Industry Classification Standard ("GICS(R)"), a four-tiered industry classification structure, and (2) region according to the BMI Developed World Series criteria. All Index constituents are weighted proportionate to their float-adjusted market capitalization and are capped so that no stock exceeds 20% of the Index; stocks that exceed 5% of the Index market cap weight, in aggregate, should not exceed 45% of the Index. Changes in capped weights are monitored on a quarterly basis and adjusted if needed on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, South Korea, Sweden, Switzerland and the United Kingdom. As of December 31, 2009, the Index was comprised of 251 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   HEALTH CARE SECTOR RISK: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure and an increased emphasis on outpatient services.

PRECISE IN A WORLD THAT ISN'T. TM                                             99

      [SPDR LOGO]






   Companies in the health care sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly. The expiration of patents may adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. Companies in the health care industry are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. Health care companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Additionally, the profitability of some health care companies may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 17.36% (Q3 2009)
  Lowest Quarterly Return: -14.66% (Q1 2009)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (7/16/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      18.29%          -1.78%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      18.16%          -1.88%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              12.61%          -1.37%
-------------------------------------------------------------------------------------------------------
S&P DEVELOPED EX-U.S. BMI HEALTH CARE SECTOR INDEX
(reflects no deduction for fees, expenses or taxes)                      20.74%          -0.36%
-------------------------------------------------------------------------------------------------------





100                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                            101

      [SPDR LOGO]


                                                                             IPN
SPDR(R) S&P(R) INTERNATIONAL INDUSTRIAL SECTOR ETF                 (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P International Industrial Sector ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the industrial sector of developed global markets outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Developed Ex-U.S. BMI Industrial Sector Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


102                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the non-U.S. industrial sub-industry of developed countries included in the BMI Global Index. The BMI Global Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. To be included in the BMI Global Index, a country must have a float-adjusted market capitalization of $1 billion or more and a weight of at least 40 basis points in either the developed world or an emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. Membership in the Index is based on: (1) industry sector according to the Global Industry Classification Standard ("GICS(R)"), a four-tiered industry classification structure, and (2) region according to the BMI Developed World Series criteria. All Index constituents are weighted proportionate to their float-adjusted market capitalization and are capped so that no stock exceeds 20% of the Index; stocks that exceed 5% of the Index market cap weight, in aggregate, should not exceed 45% of the Index. Changes in capped weights are monitored on a quarterly basis and adjusted if needed on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, South Korea, Sweden, Switzerland and the United Kingdom. As of December 31, 2009, the Index was comprised of 971 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   INDUSTRIAL SECTOR RISK: Stock prices for industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Aerospace and

PRECISE IN A WORLD THAT ISN'T. TM                                            103

      [SPDR LOGO]






   defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 28.56% (Q2 2009)
  Lowest Quarterly Return: -13.57% (Q1 2009)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (7/16/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      36.93%          -7.60%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      36.71%          -7.79%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              24.61%          -6.38%
-------------------------------------------------------------------------------------------------------
S&P DEVELOPED EX-U.S. BMI INDUSTRIAL SECTOR INDEX
(reflects no deduction for fees, expenses or taxes)                      36.62%          -8.59%
-------------------------------------------------------------------------------------------------------





104                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                            105

      [SPDR LOGO]


                                                                             IRV
SPDR(R) S&P(R) INTERNATIONAL MATERIALS SECTOR ETF                  (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P International Materials Sector ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the materials sector of developed global markets outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Developed Ex-U.S. BMI Materials Sector Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


106                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the non-U.S. materials sub-industry of developed countries included in the BMI Global Index. The BMI Global Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. To be included in the BMI Global Index, a country must have a float-adjusted market capitalization of $1 billion or more and a weight of at least 40 basis points in either the developed world or an emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. Membership in the Index is based on: (1) industry sector according to the Global Industry Classification Standard ("GICS(R)"), a four-tiered industry classification structure, and (2) region according to the BMI Developed World Series criteria. All Index constituents are weighted proportionate to their float-adjusted market capitalization and are capped so that no stock exceeds 20% of the Index; stocks that exceed 5% of the Index market cap weight, in aggregate, should not exceed 45% of the Index. Changes in capped weights are monitored on a quarterly basis and adjusted if needed on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, South Korea, Sweden, Switzerland and the United Kingdom. As of December 31, 2009, the Index was comprised of 539 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   MATERIALS SECTOR RISK: Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment

PRECISE IN A WORLD THAT ISN'T. TM                                            107

      [SPDR LOGO]






   returns or losses. Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels, which are influenced by an individual company's profitability and broader factors such as interest rates and cross-border competition. The basic industries sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 29.25% (Q2 2009)
  Lowest Quarterly Return: -5.41% (Q1 2009)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (7/16/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      62.74%         -11.78%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      62.42%         -11.94%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              41.10%          -9.98%
-------------------------------------------------------------------------------------------------------
S&P DEVELOPED EX-U.S. BMI MATERIALS SECTOR INDEX
(reflects no deduction for fees, expenses or taxes)                      69.51%          -8.97%
-------------------------------------------------------------------------------------------------------





108                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                            109

      [SPDR LOGO]


                                                                             IPK
SPDR(R) S&P(R) INTERNATIONAL TECHNOLOGY SECTOR ETF                 (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P International Technology Sector ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the technology sector of developed global markets outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.01%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.51%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $52                $164                $285                $640
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Developed Ex-U.S. BMI Information Technology Sector Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


110                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the non-U.S. technology sub-industry of developed countries included in the BMI Global Index. The BMI Global Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. To be included in the BMI Global Index, a country must have a float-adjusted market capitalization of $1 billion or more and a weight of at least 40 basis points in either the developed world or an emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. Membership in the Index is based on: (1) industry sector according to the Global Industry Classification Standard ("GICS(R)"), a four-tiered industry classification structure, and (2) region according to the BMI Developed World Series criteria. All Index constituents are weighted proportionate to their float-adjusted market capitalization and are capped so that no stock exceeds 20% of the Index; stocks that exceed 5% of the Index market cap weight, in aggregate, should not exceed 45% of the Index. Changes in capped weights are monitored on a quarterly basis and adjusted if needed on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, South Korea, Sweden, Switzerland and the United Kingdom. As of December 31, 2009, the Index was comprised of 424 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is

PRECISE IN A WORLD THAT ISN'T. TM                                            111

      [SPDR LOGO]






   particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 25.74% (Q2 2009)
  Lowest Quarterly Return: -4.38% (Q1 2009)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (7/16/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      42.36%          -7.42%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      42.12%          -7.56%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              27.83%          -6.29%
-------------------------------------------------------------------------------------------------------
S&P DEVELOPED EX-U.S. BMI INFORMATION TECHNOLOGY SECTOR INDEX
(reflects no deduction for fees, expenses or taxes)                      41.57%          -7.60%
-------------------------------------------------------------------------------------------------------





112                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                            113

      [SPDR LOGO]


                                                                             IST
SPDR(R) S&P(R) INTERNATIONAL TELECOMMUNICATIONS SECTOR ETF         (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P International Telecommunications Sector ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the telecommunications sector of developed global markets outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Developed Ex-U.S. BMI Telecommunication Services Sector Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


114                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the non-U.S. telecommunications sub-industry of developed countries included in the BMI Global Index. The BMI Global Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. To be included in the BMI Global Index, a country must have a float-adjusted market capitalization of $1 billion or more and a weight of at least 40 basis points in either the developed world or an emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. Membership in the Index is based on: (1) industry sector according to the Global Industry Classification Standard ("GICS(R)"), a four-tiered industry classification structure, and (2) region according to the BMI Developed World Series criteria. All Index constituents are weighted proportionate to their float-adjusted market capitalization and are capped so that no stock exceeds 20% of the Index; stocks that exceed 5% of the Index market cap weight, in aggregate, should not exceed 45% of the Index. Changes in capped weights are monitored on a quarterly basis and adjusted if needed on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, South Korea, Sweden, Switzerland and the United Kingdom. As of December 31, 2009, the Index was comprised of 67 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   TELECOMMUNICATIONS SECTOR RISK: The telecommunications industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the

PRECISE IN A WORLD THAT ISN'T. TM                                            115

      [SPDR LOGO]






   telecommunications companies. The telecommunications industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid obsolescence and research and development of new products. Technological innovations may make the products and services of telecommunications companies obsolete. Other risks include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

   TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 17.86% (Q3 2009)
  Lowest Quarterly Return: -15.26% (Q1 2009)

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (7/16/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      15.98%          -4.50%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      15.28%          -5.05%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              11.22%          -3.83%
-------------------------------------------------------------------------------------------------------
S&P DEVELOPED EX-U.S. BMI TELECOMMUNICATION SERVICES SECTOR INDEX
(reflects no deduction for fees, expenses or taxes)                      17.19%          -3.46%
-------------------------------------------------------------------------------------------------------





116                                            PRECISE IN A WORLD THAT ISN'T. TM

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PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                            117

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                                                                             IPU
SPDR(R) S&P(R) INTERNATIONAL UTILITIES SECTOR ETF                  (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P International Utilities Sector ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the utilities sector of developed global markets outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12B-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Developed Ex-U.S. BMI Utilities Sector Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index,


118                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the non-U.S. utilities sub-industry of developed countries included in the BMI Global Index. The BMI Global Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. To be included in the BMI Global Index, a country must have a float-adjusted market capitalization of $1 billion or more and a weight of at least 40 basis points in either the developed world or an emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. Membership in the Index is based on: (1) industry sector according to the Global Industry Classification Standard ("GICS(R)"), a four-tiered industry classification structure, and (2) region according to the BMI Developed World Series criteria. All Index constituents are weighted proportionate to their float-adjusted market capitalization and are capped so that no stock exceeds 20% of the Index; stocks that exceed 5% of the Index market cap weight, in aggregate, should not exceed 45% of the Index. Changes in capped weights are monitored on a quarterly basis and adjusted if needed on the quarterly rebalancing dates. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, South Korea, Sweden, Switzerland and the United Kingdom. As of December 31, 2009, the Index was comprised of 129 securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   FOREIGN INVESTMENT RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

   UTILITIES SECTOR RISK: The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes

PRECISE IN A WORLD THAT ISN'T. TM                                            119

      [SPDR LOGO]






   ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

   Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

                                      LOGO

  Highest Quarterly Return: 15.81% (Q2 2009)
  Lowest Quarterly Return: -20.57% (Q1 2009)



120                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





  AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/09)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares since inception exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on the sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (7/16/08)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      5.40%          -12.76%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      4.98%          -13.15%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              4.48%          -10.68%
-------------------------------------------------------------------------------------------------------
S&P DEVELOPED EX-U.S. BMI UTILITIES SECTOR INDEX
(reflects no deduction for fees, expenses or taxes)                      6.17%          -12.28%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                            121

      [SPDR LOGO]





ADDITIONAL STRATEGIES


GENERAL. The Adviser seeks to track the performance of a Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.

Under various circumstances where it may not be possible or practical to purchase all of the securities in the benchmark Index for the SPDR DJ STOXX 50 ETF, SPDR DJ EURO STOXX 50 ETF and SPDR BRIC 40 ETF, the Adviser may utilize a sampling methodology. The Adviser intends to employ a sampling methodology generally with respect to all other Funds. Sampling means that the Adviser uses quantitative analysis to select securities that represent a sample of securities in the relevant Index that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index and consequently the countries represented by an Index with the exception of the SPDR S&P China ETF, SPDR S&P BRIC 40 ETF, SPDR Russell/Nomura PRIME Japan ETF and SPDR Russell/Nomura Small Cap Japan ETF. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.

The Funds may invest directly in local securities or in ADRs or GDRs that trade on developed market exchanges (collectively, "Investment Securities"), such as the Hong Kong Stock Exchange, the London Stock Exchange, NASDAQ, and the New York Stock Exchange ("NYSE"). The Adviser may purchase an ADR or GDR as a replacement for the actual foreign security in the applicable Index. Conversely, the Adviser may purchase the actual foreign security as a replacement for an ADR or GDR included in the applicable Index.

Certain of the Funds, as described in the Statement of Additional Information ("SAI"), have adopted a non-fundamental investment policy to invest at least 80% of their respective assets in investments suggested by their respective names, measured at the time of investment. A Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Board of Trustees of the Trust (the "Board") may change a Fund's investment strategy, Index and other policies without shareholder approval. Each Fund will provide shareholders with at least 60 days notice prior to changing its Index. In the case of SPDR FTSE/Macquarie Global Infrastructure 100 ETF, SPDR S&P International Dividend ETF, SPDR S&P International Mid Cap ETF, SPDR S&P Emerging Markets Small Cap ETF, SPDR Dow Jones Global Real Estate ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF and the SPDR S&P International Utilities Sector ETF, the Board may also change a Fund's investment objective without shareholder approval.

CERTAIN OTHER INVESTMENTS. Each Fund may invest in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the Investment Company Act of 1940, as amended ("1940 Act")); convertible securities; variable rate demand notes, commercial paper, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and in options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.

TEMPORARY DEFENSIVE POSITIONS. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund's


122                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






investment objective and is in the best interest of the Fund. For example, a Fund may invest beyond the normal limits in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.

BORROWING MONEY. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

LENDING SECURITIES. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through their securities lending agent, State Street Bank and Trust Company ("Lending Agent"), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is as least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

ADDITIONAL RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under "Risks of Investing In the Fund" in the Fund Summaries along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

PRINCIPAL RISKS
MARKET RISK: An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

FOREIGN INVESTMENT RISK: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities.

   FOREIGN SECURITIES. A Fund may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include ADRs which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market. Foreign securities also include Global Depositary Receipts ("GDRs"), which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

   DEPOSITARY RECEIPTS MAY BE "SPONSORED" OR "UNSPONSORED." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

   DEPOSITARY RECEIPTS MAY BE UNREGISTERED AND UNLISTED. A Fund's investments may also include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional

PRECISE IN A WORLD THAT ISN'T. TM                                            123

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      [SPDR LOGO]






   buyers" under Rule 144A of the Securities Act of 1933, as amended ("Securities Act"). The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within a Fund's limitation on investment in illiquid securities described below. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell these types of ADRs or GDRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

   FOREIGN SECURITIES INVOLVE SPECIAL RISKS AND COSTS. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

   CURRENCY RISK. Each Fund's net asset value is determined on the basis of U.S. dollars, therefore, a Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

   POLITICAL AND ECONOMIC RISK. The Funds are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause a Fund's investments in that country to experience gains or losses. A Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

   FOREIGN MARKET AND TRADING RISK. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

   GEOGRAPHIC RISK: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund.

   China (SPDR S&P China ETF and SPDR S&P BRIC 40 ETF only): The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China's political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which a Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of


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   economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Fund invests.

   From time to time, certain of the companies comprising the Index may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries identified by the U.S. government as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations which could negatively affect the company's performance. Additionally, one or more of these companies may suffer damage to its reputation if it is identified as a company which invests or deals with countries which are identified by the U.S. government as state sponsors of terrorism or subject to sanctions. As an investor in such companies, a Fund will be indirectly subject to these risks.

   Middle East and Africa (SPDR S&P Emerging Middle East & Africa ETF only):
   Certain economies in Middle Eastern/African countries depend to a significant degree upon exports of primary commodities such as gold, silver, copper, diamonds and oil. These economies therefore are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, many Middle Eastern/African governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern/African countries. This could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

   The legal systems in certain Middle Eastern/African countries also may have an adverse impact on the Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder's investment. However, the notion of limited liability is less clear in certain Middle Eastern/African countries. The Fund therefore may be liable in certain Middle Eastern/African countries for the acts of a corporation in which it invests for an amount greater than the Fund's actual investment in that corporation. Similarly, the rights of investors in Middle Eastern/African issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain and/or enforce a judgment in a Middle Eastern/African country. Some Middle Eastern/African countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. They may also limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals.

   The manner in which foreign investors may invest in companies in certain Middle Eastern/African countries, as well as limitations on those investments, may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of these countries to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled.

   Substantial limitations may exist in certain Middle Eastern/African countries with respect to the Fund's ability to repatriate investment income or capital gains. The Fund could be adversely affected by

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   delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by the Fund and subject to the limitations on illiquid investments.

   Russia (SPDR S&P BRIC 40 ETF only): Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Because Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model, the Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments. There is also the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities. Also, to the extent that the Fund invests directly in the securities of Russian companies, there is greater risk that the Fund's ownership rights in such direct securities could be lost through fraud or negligence because ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. Because Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund's shareholders.

ADDITIONAL RISKS
TRADING ISSUES. Although the shares of the Funds ("Shares") are listed for trading on NYSE Arca, Inc. (the "Exchange") and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

FLUCTUATION OF NET ASSET VALUE. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

COSTS OF BUYING OR SELLING SHARES. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher


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if a Fund's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

LENDING OF SECURITIES. Although the Funds are indemnified by the Lending Agent for losses incurred in connection with a borrower's default with respect to a loan, the Funds bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned.

CONCENTRATION. A Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Fund's underlying index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

MONEY MARKET FUND INVESTMENTS. Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that a Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not been and currently are not federally insured.

INVESTMENT STYLE RISK: A Fund may invest in companies that fall within a particular investment style from time to time. Risks associated with these types of companies are set forth below:

   LARGE CAP RISK: Returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

   MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

   SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

   MICRO CAP RISK: Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

DERIVATIVES. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Each Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

CONTINUOUS OFFERING. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended ("Securities Act"), may occur.

Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the

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prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.



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MANAGEMENT

ADVISER. SSgA Funds Management, Inc. serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds' assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2009, the Adviser managed approximately $168.43 billion in assets and SSgA managed approximately $1.91 trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended September 30, 2009, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:

SPDR DJ STOXX 50 ETF..................  0.29%
SPDR DJ EURO STOXX 50 ETF.............  0.29%
SPDR S&P Emerging Asia Pacific ETF....  0.59%
SPDR S&P China ETF....................  0.59%
SPDR S&P Emerging Markets ETF.........  0.59%
SPDR S&P BRIC 40 ETF..................  0.50%
SPDR S&P Emerging Europe ETF..........  0.59%
SPDR S&P Emerging Latin America ETF...  0.59%
SPDR S&P Emerging Middle East & Africa
  ETF.................................  0.59%
SPDR S&P World ex-US ETF..............  0.34%
SPDR S&P International Small Cap ETF..  0.59%
SPDR Dow Jones International Real
  Estate ETF..........................  0.59%
SPDR FTSE/Macquarie Global
  Infrastructure 100 ETF..............  0.59%
SPDR MSCI ACWI ex-US ETF..............  0.34%
SPDR Russell/Nomura PRIME Japan ETF...  0.50%
SPDR Russell/Nomura Small Cap Japan
  ETF.................................  0.55%
SPDR S&P International Dividend ETF...  0.45%
SPDR S&P International Mid Cap ETF....  0.45%
SPDR S&P Emerging Markets Small Cap
  ETF.................................  0.65%
SPDR Dow Jones Global Real Estate
  ETF.................................  0.50%
SPDR S&P International Consumer
  Discretionary Sector ETF............  0.50%
SPDR S&P International Consumer
  Staples Sector ETF..................  0.50%
SPDR S&P International Energy Sector
  ETF.................................  0.50%
SPDR S&P International Financial
  Sector ETF..........................  0.50%
SPDR S&P International Health Care
  Sector ETF..........................  0.50%
SPDR S&P International Industrial
  Sector ETF..........................  0.50%
SPDR S&P International Materials
  Sector ETF..........................  0.50%
SPDR S&P International Technology
  Sector ETF..........................  0.50%
SPDR S&P International
  Telecommunications Sector ETF.......  0.50%
SPDR S&P International Utilities
  Sector ETF..........................  0.50%


From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

INVESTMENT SUB-ADVISER -- SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF AND SPDR DOW JONES GLOBAL REAL ESTATE ETF ("REAL ESTATE ETFS"). Pursuant to the Advisory Agreements between the Real Estate ETFs and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group, LLC ("Tuckerman"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of each Real Estate ETF's investments, subject to supervision of the Adviser and the Board. The Adviser will provide administrative, compliance and general management services to the Real Estate ETFs. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of December 31, 2009, Tuckerman managed approximately $6.194 billion in assets. Tuckerman's principal business address is Four International Drive, Suite 230, Rye Brook, New York 10573.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser pays Tuckerman a fee based on the average daily net assets with respect to each of the Real Estate ETFs. The Real Estate ETFs are not responsible for the fees paid to Tuckerman.

A discussion regarding the Board's consideration of the Investment Advisory Agreement and Sub-Advisory Agreement can be found in the Trust's Annual Report to Shareholders for the period ended September 30, 2009.

PORTFOLIO MANAGERS. The Adviser and, with respect to the Real Estate ETFs, Tuckerman, manage the Funds

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using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

The professionals primarily responsible for the day-to-day management of each Fund, except for the Real Estate ETFs, include Lynn Blake and John Tucker. The professionals primarily responsible for the day-to-day management of the Real Estate ETFs are Amos J. Rogers III and Sophia Banar.

LYNN BLAKE. Ms. Blake, CFA, is a Senior Managing Director of SSgA, Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the firm in 1987 and is responsible for overseeing the management of all non-U.S. equity index strategies as well as serving as portfolio manager for several non-U.S. equity index portfolios. In addition, she is a member of the Senior Management Group and the Fiduciary Review Committee. Ms. Blake holds an MBA degree in Finance from Northeastern University and a BS from the School of Management at Boston College. She also earned the Chartered Financial Analyst designation. In addition, she is a member of the Boston Security Analysts Society.

JOHN TUCKER. Mr. Tucker, CFA, is a Managing Director of SSgA, Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. Mr. Tucker is responsible for overseeing the management of all U.S. equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA's London office, where he was responsible for the management of all index strategies in our second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products group, where he was responsible for the operations staff and functions. He joined State Street in 1988. Mr. Tucker received a BA from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Real Estate ETFs' Portfolio Management Team:

AMOS ROGERS. Mr. Rogers is Managing Director of The Tuckerman Group with over 20 years commercial real estate lending, investment and asset management experience. In his Tuckerman role, Mr. Rogers leads the real estate securities business and is the portfolio manager for the REIT investment strategies. Previously, Mr. Rogers spent eight years at Citicorp, holding various positions in the real estate division, before leaving to join Pioneer Real Estate Advisors where he served as Senior Vice President and Chief operating officer. Prior to joining The Tuckerman Group. Mr. Rogers was the Principal of ARC Realty Advisors, a boutique advisory and consulting firm focused on providing strategic and transactional solutions for individual and institutional real estate clients. Mr. Rogers is a member of the Investment Advisory Council of the National Association of Real Estate Investment Trusts (NAREIT). Mr. Rogers received his undergraduate degree in engineering management form Clarkson University, and holds an MS degree in management with a concentration in Real Estate Finance from the M.I.T. Sloan School of Management.

SOPHIA BANAR. Ms. Banar is a Securities Analyst and an Assistant Portfolio Manager for The Tuckerman Group. She performs fundamental analysis of the REIT universe for the active strategy and provides oversight on implementation of U.S. and Global/International real estate index strategies. Prior to joining the Tuckerman Group, she was an Analyst for the State Street Corporation Wealth Manager Services division. Prior to joining State Street Corporation in 2004, Ms. Banar spent five years as a consultant with CSC Consulting Inc., a professional services organization of Computer Science Corporation. Ms. Banar received her BS in Management from Bentley College, and holds an MBA with a concentration in Finance from Columbia University Graduate Business School.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street Bank"), part of State Street Corporation, is the Administrator for


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the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

LENDING AGENT. State Street Bank is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

DISTRIBUTOR. State Street Global Markets, LLC (the "Distributor"), part of State Street Corporation, is the distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

INDEX/TRADEMARK LICENSES/DISCLAIMERS

DOW JONES STOXX(R) INDEX LICENSES: STOXX Limited publishes the Dow Jones STOXX(R) indexes. The Dow Jones STOXX 50(R) and Dow Jones EURO STOXX 50(R) Indexes were launched in February 1998, in advance of the European Monetary Union, the launch of the euro and the creation of the Eurozone on January 1, 1999. STOXX Limited was founded in 1997 as a joint venture among Deutsche Boerse AG, Dow Jones & Company, Inc. ("Dow Jones"), Euronext Paris SA and SWX Swiss Exchange. The Dow Jones STOXX 50(R) and Dow Jones EURO STOXX 50(R) are service marks of Dow Jones and STOXX Limited.

The SPDR DJ STOXX 50(R) ETF and the SPDR DJ EURO STOXX 50(R) ETF are not sponsored, endorsed, sold or promoted by STOXX Limited ("STOXX") or Dow Jones. Neither STOXX nor Dow Jones makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. STOXX's and Dow Jones' only relationship to the Adviser and the Funds is the licensing of certain trademarks and trade names of Dow Jones STOXX 50(R) and the Dow Jones EURO STOXX 50(R) which are determined, composed and calculated by STOXX without regard to the Adviser or the Funds. STOXX and Dow Jones have no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Dow Jones STOXX 50 Index and the Dow Jones EURO STOXX 50 Index. Neither STOXX nor Dow Jones is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Funds to be listed or in the determination of calculation of the equation by which the Funds are to be converted into cash. Neither STOXX nor Dow Jones will have any obligation or liability in connection with the administration, marketing or trading of the Funds.

Neither STOXX nor Dow Jones guarantees the accuracy and/or the completeness of the Dow Jones STOXX 50 Index and the Dow Jones EURO STOXX 50 Index or any data included therein and neither STOXX nor Dow Jones shall have any liability for any errors, omissions, or interruptions therein. Neither STOXX nor Dow Jones makes any warranty, express or implied, as to results to be obtained by the Adviser, owners of the Funds, or any other person or entity from the use of the Dow Jones STOXX 50 Index and the Dow Jones EURO STOXX 50 Index or any data included therein. Neither STOXX nor Dow Jones makes any express or implied warranties, and STOXX and Dow Jones expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Dow Jones STOXX 50 Index and the Dow Jones EURO STOXX 50 Index and any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones or STOXX have any liability for any damages arising out of or related to the Dow Jones STOXX 50 Index and the Dow Jones EURO STOXX 50 Index or the Funds including, without limitation, indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and the Adviser other than as described herein.

Neither the Adviser nor any of its affiliates, guarantees the accuracy and/or the completeness of either the Dow Jones STOXX 50 Index or the Dow Jones EURO STOXX 50 Index or any data included therein and neither the Adviser, nor any of its affiliates, shall have liability for any errors, omissions, or interruptions therein.

The Adviser makes no warranty, express or implied, as to results to be obtained by a Fund, owners of Shares of a Fund, or any other person or entity from the use of the Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential

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damages (including lost profits), even if notified of the possibility of such damages.

Dow Jones STOXX(R), Dow Jones EURO STOXX(R), Dow Jones STOXX 50(R), Dow Jones EURO STOXX 50(R), Dow Jones STOXX(R) 600, Dow Jones EURO STOXX(R) 600 and Dow Jones STOXX(R) Total Market Index are service marks of Dow Jones & Company, Inc. and STOXX Limited.

S&P INDEX LICENSES: S&P Emerging BMI Index, S&P Latin America BMI Index, S&P Mid-East and Africa BMI Index, S&P European Emerging BMI Capped Index, S&P Asia Pacific Emerging BMI Index, S&P China BMI Index, S&P Developed Ex-U.S. BMI Index, S&P Developed Ex-U.S. Under USD2 Billion, S&P BRIC 40 Index, S&P International Dividend Opportunities Index, S&P Developed Ex-U.S. Between USD2 Billion and USD5 Billion Index, S&P Emerging Markets Under USD2 Billion Index, S&P BMI Global Equity Index, S&P Developed Ex-U.S. BMI Energy Sector Index, S&P Developed Ex-U.S. BMI Materials Sector Index, S&P Developed Ex-U.S. BMI Industrial Sector Index, S&P Developed Ex-U.S. BMI Consumer Discretionary Sector Index, S&P Developed Ex-U.S. BMI Consumer Staples Sector Index, S&P Developed Ex-U.S. BMI Health Care Sector Index, S&P Developed Ex-U.S. BMI Financials Sector Index, S&P Developed Ex-U.S. BMI Information Technology Sector Index, S&P Developed Ex-U.S. BMI Telecommunication Services Sector Index, S&P Developed Ex-U.S. BMI Utilities Sector Index and S&P Broad Market Index (together, the "S&P Indexes"), "S&P(R)", "Standard & Poor's(R)", are trademarks of The McGraw-Hill Companies, Inc. ("McGraw Hill").

SPDR S&P Emerging Asia Pacific ETF, SPDR S&P China ETF, SPDR S&P Emerging Markets ETF, SPDR S&P BRIC 40 ETF, SPDR S&P Emerging Europe ETF, SPDR S&P Emerging Latin America ETF, SPDR S&P Emerging Middle East & Africa ETF, SPDR S&P World ex-US ETF, SPDR S&P International Small Cap ETF, SPDR S&P International Dividend ETF, SPDR S&P International Mid Cap ETF, SPDR S&P Emerging Markets Small Cap ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF, and SPDR S&P International Utilities Sector ETF are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. SSgA Fund Management, Inc, and the Trust are permitted to use these trademarks pursuant to a License Agreement with Standard & Poor's, a division of McGraw-Hill.

The Funds are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Adviser, the Distributor, or Beneficial Owners of a Fund's Shares regarding the advisability of investing in index securities or exchange-traded funds generally or in the Funds particularly or the ability of the S&P Indexes to track stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes which is determined, comprised and calculated by S&P without regard to the Funds or their shareholders. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, comprising or calculating the S&P Indexes. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Funds' Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUNDS, THEIR SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



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DOW JONES INDEX LICENSES: The Dow Jones Global Ex-US Real Estate Securities
Index and the Dow Jones Global Select Real Estate Securities Index are each a service mark of Dow Jones & Company, Inc. Dow Jones has no relationship to the Funds, other than the licensing of the Dow Jones Indexes and its service marks for use in connection with the Funds.

Dow Jones does not:

- Sponsor, endorse, sell or promote the Funds.

- Recommend that any person invest in the Funds or any other securities.

- Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.

- Have any responsibility or liability for the administration, management or marketing of the Funds.

- Consider the needs of the Fund or the owners of the Funds in determining, composing or calculating the Dow Jones Indexes or have any obligation to do so.


DOW JONES WILL HAVE NO LIABILITY IN CONNECTION WITH THE FUNDS. SPECIFICALLY,

- DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:
  - THE RESULTS TO BE OBTAINED BY THE FUNDS, THE SHAREHOLDERS OF THE FUNDS OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES INDEXES AND THE DATA INCLUDED IN THE DOW JONES INDEXES;
  - THE ACCURACY OR COMPLETENESS OF THE DOW JONES INDEXES AND ANY RELATED DATA;
  - THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES INDEXES AND/OR ITS RELATED DATA;
- DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DOW JONES INDEXES OR RELATED DATA;
- UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT AMONG THE ADVISER AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE SHAREHOLDERS OF THE FUNDS OR ANY OTHER THIRD PARTIES.

MACQUARIE GLOBAL INFRASTRUCTURE INDEX LICENSES: The SPDR FTSE/Macquarie Global Infrastructure 100 ETF is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE"), Macquarie Bank Limited ("Macquarie"), the London Stock Exchange Plc (the "London Exchange") or by The Financial Times Limited ("FT") and neither FTSE, Macquarie, the London Exchange nor the FT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Macquarie Global Index Series (the "Index") and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. Neither FTSE, Macquarie, the London Exchange nor the FT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE nor Macquarie nor the London Exchange nor the FT shall be under any obligation to advise any person of any error therein. State Street Bank and Trust Company through its State Street Global Advisors division has obtained a license from FTSE to use such copyrights and database rights in the creation and operation of the SPDR FTSE/Macquarie Global Infrastructure 100 ETF.

"FTSE(R)" is a trade mark of the London Exchange and the FT, "Macquarie(TM)" is a trade mark of Macquarie Bank Limited and its related entities and both marks are used by FTSE under license. The SPDR FTSE/Macquarie Global Infrastructure 100 ETF is not sponsored, endorsed, sold or promoted by any member of the Macquarie Group and none of them makes any representation or warranty, express or implied, to the Fund, investors in the Fund or its manager or adviser or to any other person regarding the advisability of investing in index securities or exchange-traded funds generally or in the Fund particularly or the ability of the Index to track performance of the stock market or the stocks comprised therein. No member of the Macquarie Group is responsible for, and none of them has participated in, any determination or calculation made with respect to the issuance or redemption of the Fund's shares. No member of the Macquarie Group has any obligation or liability in connection with the administration, marketing or trading of the Fund, or any materials in relation thereto.

NO MEMBER OF THE MACQUARIE GROUP GUARANTEES OR GIVES ANY ASSURANCE AS TO THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NO MEMBER OF THE MACQUARIE GROUP MAKES ANY

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WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, TO THE
FUND, INVESTORS IN THE FUND, ITS MANAGER OR ADVISER OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN (EITHER IN CONNECTION WITH THE USE OF THE INDEX LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE). NO MEMBER OF THE MACQUARIE GROUP MAKES ANY EXPRESS OR IMPLIED WARRANTIES IN RELATION TO THE FUND AND/OR THE INDEX, AND EACH SUCH MEMBER EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE FUND, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY MEMBER OF THE MACQUARIE GROUP HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI INDEX LICENSES: THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE LICENSEE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS FUND WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S


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PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM
ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

RUSSELL/NOMURA INDEX LICENSES: The "Russell/Nomura PRIME Index" and the "Russell/Nomura Japan Small Cap Index" (together, the "Russell/Nomura Indexes") are trademarks of Russell Investment Group. SSgA Funds Management, Inc. and the Trust are permitted to use these trademarks pursuant to a License Agreement with Russell Investment Group.

The Funds are not sponsored, endorsed, sold or promoted by Russell Investment Group ("Russell"). Russell makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Russell/Nomura Indexes to track general stock market performance or a segment of the same. Russell's publication of the Russell/Nomura Indexes in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell/Nomura Indexes are based. Russell's only relationship to the Trust is the licensing of certain trademarks and trade names of Russell and of the Russell/Nomura Indexes which is determined, composed and calculated by Russell without regard to the Trust or the Funds. Russell is not responsible for and has not reviewed the Funds nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell/Nomura Indexes. Russell has no obligation or liability in connection with the administration, marketing or trading of the Funds.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL/NOMURA INDEXES OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, INVESTORS, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL/NOMURA INDEXES OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL/NOMURA INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR TRADEMARK. The "SPDR" trademark is used under license from The McGraw-Hill Companies, Inc. ("McGraw-Hill"). No financial product offered by the Trust, or its affiliates is sponsored, endorsed, sold or promoted by McGraw-Hill. McGraw-Hill makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. McGraw-Hill is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. McGraw-Hill has no obligation or liability in connection with the administration, marketing or trading of financial products.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MCGRAW-HILL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITIONAL PURCHASE AND SALE INFORMATION

The Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and

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the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of a Fund's Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund's net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of a Fund's Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long. Information showing the number of days the market price of a Fund's Shares was greater than the Fund's net asset value and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds' website at http://www.spdrs.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities' local market and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS. As a Fund shareholder, you are entitled to your share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

Each Fund typically earns income dividends from stocks, interest from debt securities and, if any, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

Income dividend distributions, if any, for the following Funds are generally distributed to shareholders semi-annually, but may vary significantly from period to period.

SPDR S&P Emerging Asia Pacific ETF
SPDR S&P China ETF
SPDR S&P Emerging Markets ETF
SPDR S&P BRIC 40 ETF
SPDR S&P Emerging Europe ETF
SPDR S&P Emerging Latin America ETF
SPDR S&P Emerging Middle East & Africa ETF
SPDR S&P World ex-US ETF
SPDR S&P International Small Cap ETF
SPDR FTSE/Macquarie Global Infrastructure 100 ETF
SPDR MSCI ACWI ex-US ETF
SPDR Russell/Nomura PRIME Japan ETF
SPDR Russell/Nomura Small Cap Japan ETF
SPDR S&P International Mid Cap ETF
SPDR S&P Emerging Markets Small Cap ETF

Income dividend distributions, if any, for the following Funds are generally distributed to shareholders quarterly, but may vary significantly from quarter to quarter ("Quarterly Income Distribution Funds").

SPDR DJ STOXX 50 ETF
SPDR DJ EURO STOXX 50 ETF



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SPDR Dow Jones International Real Estate ETF
SPDR S&P International Dividend ETF
SPDR Dow Jones Global Real Estate ETF
SPDR S&P International Consumer Discretionary Sector ETF
SPDR S&P International Consumer Staples Sector ETF
SPDR S&P International Energy Sector ETF
SPDR S&P International Financial Sector ETF
SPDR S&P International Health Care Sector ETF
SPDR S&P International Industrial Sector ETF
SPDR S&P International Materials Sector ETF
SPDR S&P International Technology Sector ETF
SPDR S&P International Telecommunications Sector ETF
SPDR S&P International Utilities Sector ETF

Net capital gains for all Funds are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code (the "Code").

Each of the Quarterly Income Distribution Funds intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.

ADDITIONAL TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

-  Each Fund makes distributions;

-  You sell Shares listed on the Exchange; and

-  You create or redeem Creation Units.

TAXES ON DISTRIBUTIONS. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a lower percentage for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by a Fund which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or shares of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the

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borrower) as qualified dividend income. Consult your financial intermediary or tax advisor.

Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

FOREIGN INCOME TAXES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of foreign stocks or securities, a Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by a Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

NON-U.S. INVESTORS. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Funds may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In addition, distributions of a Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain REITs, and certain REIT capital gain dividends) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the same rates applicable to U.S. stockholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

TAXES ON EXCHANGE-LISTED SHARE SALES. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered


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and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

CERTAIN TAX EXEMPT INVESTORS. A fund investing in certain limited real estate investments and other publicly traded partnerships may be required to pass-through certain "excess inclusion income" and other income as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisors prior to investment in the Funds regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

Certain investments held by the Funds may be classified as passive foreign investment companies or "PFICs" under the Code. Accordingly, investors should carefully consider the tax consequences of the impact that the PFIC investments may have on the Funds and consult their own tax advisors before making an investment. Additional information pertaining to the potential tax consequence to the Funds, and to the shareholders, from the Funds' potential investments in PFICs can be found in the SAI.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.

For purposes of the 1940 Act, Shares of the Trust are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.


PRECISE IN A WORLD THAT ISN'T. TM                                            139

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PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year can be found at http://www.spdrs.com.

FINANCIAL HIGHLIGHTS

The financial highlights on the following pages are intended to help you understand each Fund's financial performance for the past five fiscal years or, if shorter, the period since each Fund's inception. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the 2009 Annual Report to shareholders of each of the Funds, which is available upon request.



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                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period


                                                                               SPDR DJ
                                                                            STOXX 50 ETF
                                                   --------------------------------------------------------------
                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     9/30/09      9/30/08      9/30/07      9/30/06      9/30/05
                                                   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 36.33      $ 53.69     $  44.48      $ 39.31      $ 33.20
                                                     -------      -------     --------      -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................       1.11(5)      1.88         1.50         1.30(5)      1.01
Net realized and unrealized gain (loss) (7)......      (1.05)      (17.09)        9.22         5.05         6.10
                                                     -------      -------     --------      -------      -------
Total from investment operations.................       0.06       (15.21)       10.72         6.35         7.11
                                                     -------      -------     --------      -------      -------
Net equalization credits and charges (5).........      (0.01)       (0.12)       (0.03)        0.38         0.00(4)
                                                     -------      -------     --------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................      (1.07)       (1.69)       (1.47)       (1.41)       (1.00)
Net realized gains...............................         --        (0.34)       (0.01)       (0.15)          --
                                                     -------      -------     --------      -------      -------
Total distributions..............................      (1.07)       (2.03)       (1.48)       (1.56)       (1.00)
                                                     -------      -------     --------      -------      -------
NET ASSET VALUE, END OF PERIOD...................    $ 35.31      $ 36.33     $  53.69      $ 44.48      $ 39.31
                                                     =======      =======     ========      =======      =======
TOTAL RETURN (1).................................       0.69%      (29.27)%      24.22%       17.40%       21.60%
Net assets, end of period (in 000's).............    $56,514      $76,311     $185,256      $71,175      $31,447
Ratio of expenses to average net assets..........       0.29%        0.29%        0.30%        0.33%        0.32%
Ratio of net investment income (loss) to average
  net assets.....................................       3.93%        3.35%        3.16%        3.13%        2.75%
Portfolio turnover rate (3)......................         11%          14%           9%          14%           9%



                                                                               SPDR DJ
                                                                          EURO STOXX 50 ETF
                                                   --------------------------------------------------------------
                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     9/30/09      9/30/08      9/30/07      9/30/06      9/30/05
                                                   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............   $  41.88     $  62.12     $  49.23     $  41.31     $  33.94
                                                    --------     --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................       1.21(5)      2.17         1.40         1.32(5)      0.94
Net realized and unrealized gain (loss) (7)......      (0.65)      (19.32)       12.80         7.92         7.39
                                                    --------     --------     --------     --------     --------
Total from investment operations.................       0.56       (17.15)       14.20         9.24         8.33
                                                    --------     --------     --------     --------     --------
Net equalization credits and charges (5).........       0.15        (0.24)        0.35        (0.08)        0.02
                                                    --------     --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................      (1.25)       (1.95)       (1.66)       (1.24)       (0.98)
Net realized gains...............................         --        (0.90)          --           --           --
                                                    --------     --------     --------     --------     --------
Total distributions..............................      (1.25)       (2.85)       (1.66)       (1.24)       (0.98)
                                                    --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD...................   $  41.34     $  41.88     $  62.12     $  49.23     $  41.31
                                                    ========     ========     ========     ========     ========
TOTAL RETURN (1).................................       2.35%      (29.00)%      29.76%       22.48%       24.82%
Net assets, end of period (in 000's).............   $181,922     $224,080     $484,541     $233,865     $179,688
Ratio of expenses to average net assets..........       0.29%        0.29%        0.30%        0.33%        0.32%
Ratio of net investment income (loss) to average
  net assets.....................................       3.67%        3.53%        2.86%        2.92%        2.79%
Portfolio turnover rate (3)......................         12%          14%          11%           6%          15%




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                            141

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                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                                 SPDR S&P
                                                                         EMERGING ASIA PACIFIC ETF
                                                                 ----------------------------------------
                                                                                           FOR THE PERIOD
                                                                 YEAR ENDED   YEAR ENDED      3/20/07*-
                                                                   9/30/09      9/30/08        9/30/07
                                                                 ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  54.59     $  87.74        $ 60.50
                                                                  --------     --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................       1.21(5)      0.90           0.64
Net realized and unrealized gain (loss) (7)....................      13.92       (35.04)         25.50
                                                                  --------     --------        -------
Total from investment operations...............................      15.13       (34.14)         26.14
                                                                  --------     --------        -------
Net equalization credits and charges (5).......................       0.43         2.13           1.10
                                                                  --------     --------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................      (0.82)       (1.03)            --
Net realized gains.............................................         --        (0.11)            --
                                                                  --------     --------        -------
Total distributions............................................      (0.82)       (1.14)            --
                                                                  --------     --------        -------
NET ASSET VALUE, END OF PERIOD.................................   $  69.33     $  54.59        $ 87.74
                                                                  ========     ========        =======
TOTAL RETURN (1)...............................................      29.15%      (36.95)%        45.03%
Net assets, end of period (in 000's)...........................   $436,766     $163,780        $61,420
Ratio of expenses to average net assets........................       0.59%        0.59%          0.63%(2)
Ratio of net investment income (loss) to average net assets....       2.25%        2.28%          3.33%(2)
Portfolio turnover rate (3)....................................          4%           7%             1%



                                                                                SPDR S&P
                                                                                CHINA ETF
                                                                ----------------------------------------
                                                                                          FOR THE PERIOD
                                                                YEAR ENDED   YEAR ENDED      3/20/07*-
                                                                  9/30/09      9/30/08        9/30/07
                                                                ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................   $  51.29     $  94.34       $  52.23
                                                                 --------     --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................................       1.21(5)      0.75           0.50
Net realized and unrealized gain (loss) (7)...................      14.81       (43.64)         40.90
                                                                 --------     --------       --------
Total from investment operations..............................      16.02       (42.89)         41.40
                                                                 --------     --------       --------
Net equalization credits and charges (5)......................       0.53         0.47           0.71
                                                                 --------     --------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................      (1.34)       (0.63)            --
Net realized gains............................................         --           --             --
                                                                 --------     --------       --------
Total distributions...........................................      (1.34)       (0.63)            --
                                                                 --------     --------       --------
NET ASSET VALUE, END OF PERIOD................................   $  66.50     $  51.29       $  94.34
                                                                 ========     ========       ========
TOTAL RETURN (1)..............................................      33.06%      (45.26)%        80.64%
Net assets, end of period (in 000's)..........................   $445,539     $123,108       $122,639
Ratio of expenses to average net assets.......................       0.59%        0.59%          0.59%(2)
Ratio of expenses to average net assets before waiver.........       0.59%        0.59%          0.59%(2)
Ratio of net investment income (loss) to average net assets...       2.22%        1.33%          2.56%(2)
Portfolio turnover rate (3)...................................          0%(6)        4%             0%(6)




See accompanying notes to financial highlights at the end of this section.


142                                            PRECISE IN A WORLD THAT ISN'T. TM

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                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                                 SPDR S&P
                                                                           EMERGING MARKETS ETF
                                                                 ----------------------------------------
                                                                                           FOR THE PERIOD
                                                                 YEAR ENDED   YEAR ENDED      3/20/07*-
                                                                   9/30/09      9/30/08        9/30/07
                                                                 ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................    $ 51.86      $ 75.21        $ 55.63
                                                                   -------      -------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................       0.97(5)      1.32           0.42
Net realized and unrealized gain (loss) (7)....................       7.00       (23.44)         18.49
                                                                   -------      -------        -------
Total from investment operations...............................       7.97       (22.12)         18.91
                                                                   -------      -------        -------
Net equalization credits and charges (5).......................       0.60         0.16           0.67
                                                                   -------      -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................      (1.43)       (0.65)            --
Net realized gains.............................................         --        (0.74)            --
                                                                   -------      -------        -------
Total distributions............................................      (1.43)       (1.39)            --
                                                                   -------      -------        -------
NET ASSET VALUE, END OF PERIOD.................................    $ 59.00      $ 51.86        $ 75.21
                                                                   =======      =======        =======
TOTAL RETURN (1)...............................................      18.05%      (29.77)%        35.20%
Net assets, end of period (in 000's)...........................    $94,395      $36,299        $45,125
Ratio of expenses to average net assets........................       0.59%        0.59%          0.60%(2)
Ratio of expenses to average net assets before waiver..........       0.59%        0.59%          0.60%(2)
Ratio of net investment income (loss) to average net assets....       2.18%        1.97%          2.42%(2)
Portfolio turnover rate (3)....................................          1%          11%             0%(6)



                                                                                SPDR S&P
                                                                               BRIC 40 ETF
                                                                ----------------------------------------
                                                                                          FOR THE PERIOD
                                                                YEAR ENDED   YEAR ENDED      6/19/07*-
                                                                  9/30/09      9/30/08        9/30/07
                                                                ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................   $  20.29     $  30.18       $  24.07
                                                                 --------     --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................................       0.42(5)      0.39           0.07
Net realized and unrealized gain (loss) (7)...................       2.97       (10.19)          5.90
                                                                 --------     --------       --------
Total from investment operations..............................       3.39        (9.80)          5.97
                                                                 --------     --------       --------
Net equalization credits and charges (5)......................       0.01         0.04           0.14
                                                                 --------     --------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................      (0.66)       (0.13)            --
Net realized gains............................................         --           --             --
                                                                 --------     --------       --------
Total distributions...........................................      (0.66)       (0.13)            --
                                                                 --------     --------       --------
NET ASSET VALUE, END OF PERIOD................................   $  23.03     $  20.29       $  30.18
                                                                 ========     ========       ========
TOTAL RETURN (1)..............................................      18.16%      (32.50)%        25.38%
Net assets, end of period (in 000's)..........................   $340,812     $188,734       $156,921
Ratio of expenses to average net assets.......................       0.48%        0.40%          0.40%(2)
Ratio of expenses to average net assets before waiver.........       0.50%        0.50%          0.50%(2)
Ratio of net investment income (loss) to average net assets...       2.36%        1.43%          2.31%(2)
Portfolio turnover rate (3)...................................         16%          16%             0%(6)




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                            143

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                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                                 SPDR S&P
                                                                            EMERGING EUROPE ETF
                                                                 ----------------------------------------
                                                                                           FOR THE PERIOD
                                                                 YEAR ENDED   YEAR ENDED      3/20/07*-
                                                                   9/30/09      9/30/08        9/30/07
                                                                 ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  42.73      $ 64.57        $ 54.38
                                                                  --------      -------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................       0.50(5)      0.46           0.22
Net realized and unrealized gain (loss) (7)....................      (2.77)      (22.41)          9.18
                                                                  --------      -------        -------
Total from investment operations...............................      (2.27)      (21.95)          9.40
                                                                  --------      -------        -------
Net equalization credits and charges (5).......................      (0.29)        0.51           0.79
                                                                  --------      -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................      (0.75)       (0.37)            --
Net realized gains.............................................         --        (0.03)            --
                                                                  --------      -------        -------
Total distributions............................................      (0.75)       (0.40)            --
                                                                  --------      -------        -------
NET ASSET VALUE, END OF PERIOD.................................   $  39.42      $ 42.73        $ 64.57
                                                                  ========      =======        =======
TOTAL RETURN (1)...............................................      (5.18)%     (33.45)%        18.73%
Net assets, end of period (in 000's)...........................   $137,975      $81,189        $38,741
Ratio of expenses to average net assets........................       0.59%        0.60%          0.60%(2)
Ratio of expenses to average net assets before waiver..........       0.59%        0.60%          0.60%(2)
Ratio of net investment income (loss) to average net assets....       1.66%        0.96%          1.53%(2)
Portfolio turnover rate (3)....................................         45%          19%             3%



                                                                                 SPDR S&P
                                                                        EMERGING LATIN AMERICA ETF
                                                                 ----------------------------------------
                                                                                           FOR THE PERIOD
                                                                 YEAR ENDED   YEAR ENDED      3/20/07*-
                                                                   9/30/09      9/30/08        9/30/07
                                                                 ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  61.83      $ 78.49        $ 57.51
                                                                  --------      -------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................       1.13(5)      1.32           0.50
Net realized and unrealized gain (loss) (7)....................       8.12       (17.23)         20.32
                                                                  --------      -------        -------
Total from investment operations...............................       9.25       (15.91)         20.82
                                                                  --------      -------        -------
Net equalization credits and charges (5).......................       0.37         0.25           0.16
                                                                  --------      -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................      (1.53)       (0.95)            --
Net realized gains.............................................         --        (0.05)            --
                                                                  --------      -------        -------
Total distributions............................................      (1.53)       (1.00)            --
                                                                  --------      -------        -------
NET ASSET VALUE, END OF PERIOD.................................   $  69.92      $ 61.83        $ 78.49
                                                                  ========      =======        =======
TOTAL RETURN (1)...............................................      16.99%      (20.21)%        36.49%
Net assets, end of period (in 000's)...........................   $132,844      $74,202        $39,244
Ratio of expenses to average net assets........................       0.60%        0.60%          0.60%(2)
Ratio of expenses to average net assets before waiver..........       0.60%        0.60%          0.60%(2)
Ratio of net investment income (loss) to average net assets....       2.27%        1.94%          1.98%(2)
Portfolio turnover rate (3)....................................         17%           7%             2%




See accompanying notes to financial highlights at the end of this section.


144                                            PRECISE IN A WORLD THAT ISN'T. TM

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      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                                 SPDR S&P
                                                                     EMERGING MIDDLE EAST & AFRICA ETF
                                                                 ----------------------------------------
                                                                                           FOR THE PERIOD
                                                                 YEAR ENDED   YEAR ENDED      3/20/07*-
                                                                   9/30/09      9/30/08        9/30/07
                                                                 ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................   $  54.48     $  68.63        $ 59.25
                                                                  --------     --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................       1.36(5)      1.79(8)        0.67
Net realized and unrealized gain (loss) (7)....................       5.97       (15.86)          8.49
                                                                  --------     --------        -------
Total from investment operations...............................       7.33       (14.07)          9.16
                                                                  --------     --------        -------
Net equalization credits and charges (5).......................      (0.51)        1.04           0.22
                                                                  --------     --------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................      (2.56)       (1.02)            --
Net realized gains.............................................         --        (0.10)            --
                                                                  --------     --------        -------
Total distributions............................................      (2.56)       (1.12)            --
                                                                  --------     --------        -------
NET ASSET VALUE, END OF PERIOD.................................   $  58.74     $  54.48        $ 68.63
                                                                  ========     ========        =======
TOTAL RETURN (1)...............................................      14.04%      (19.37)%        15.84%
Net assets, end of period (in 000's)...........................   $129,232     $152,538        $27,452
Ratio of expenses to average net assets........................       0.59%        0.59%          0.59%(2)
Ratio of net investment income (loss) to average net assets....       2.98%        3.88%          2.65%(2)
Portfolio turnover rate (3)....................................         12%           7%             1%



                                                                                 SPDR S&P
                                                                              WORLD EX-US ETF
                                                                 ----------------------------------------
                                                                                           FOR THE PERIOD
                                                                 YEAR ENDED   YEAR ENDED      4/20/07*-
                                                                   9/30/09      9/30/08        9/30/07
                                                                 ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................    $ 23.31      $ 34.05        $ 32.57
                                                                   -------      -------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................       0.57(5)      0.61           0.41
Net realized and unrealized gain (loss) (7)....................      (0.22)      (11.31)          1.07
                                                                   -------      -------        -------
Total from investment operations...............................       0.35       (10.70)          1.48
                                                                   -------      -------        -------
Net equalization credits and charges (5).......................       0.56         0.62             --
                                                                   -------      -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................      (0.64)       (0.57)            --
Net realized gains.............................................         --        (0.09)            --
                                                                   -------      -------        -------
Total distributions............................................      (0.64)       (0.66)            --
                                                                   -------      -------        -------
NET ASSET VALUE, END OF PERIOD.................................    $ 23.58      $ 23.31        $ 34.05
                                                                   =======      =======        =======
TOTAL RETURN (1)...............................................       4.68%      (30.13)%         4.56%
Net assets, end of period (in 000's)...........................    $84,886      $27,973        $13,621
Ratio of expenses to average net assets........................       0.34%        0.35%          0.35%(2)
Ratio of net investment income (loss) to average net assets....       3.02%        3.36%          2.89%(2)
Portfolio turnover rate (3)....................................         12%           4%             0%(6)




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                            145

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                                SPDR S&P
                                                                       INTERNATIONAL SMALL CAP ETF
                                                                ----------------------------------------
                                                                                          FOR THE PERIOD
                                                                YEAR ENDED   YEAR ENDED      4/20/07*-
                                                                  9/30/09      9/30/08        9/30/07
                                                                ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................   $  23.71     $  36.71       $  35.59
                                                                 --------     --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................................       0.44(5)      0.51           0.17
Net realized and unrealized gain (loss) (7)...................       1.74       (13.04)          0.70
                                                                 --------     --------       --------
Total from investment operations..............................       2.18       (12.53)          0.87
                                                                 --------     --------       --------
Net equalization credits and charges (5)......................       0.12         0.35           0.25
                                                                 --------     --------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................      (0.56)       (0.30)            --
Net realized gains............................................         --        (0.52)            --
                                                                 --------     --------       --------
Total distributions...........................................      (0.56)       (0.82)            --
                                                                 --------     --------       --------
NET ASSET VALUE, END OF PERIOD................................   $  25.45     $  23.71       $  36.71
                                                                 ========     ========       ========
TOTAL RETURN (1)..............................................      10.45%      (33.83)%         3.14%
Net assets, end of period (in 000's)..........................   $509,033     $331,890       $110,116
Ratio of expenses to average net assets.......................       0.59%        0.59%          0.59%(2)
Ratio of net investment income (loss) to average net assets...       2.27%        2.38%          1.89%(2)
Portfolio turnover rate (3)...................................         21%          46%             2%



                                                                             SPDR DOW JONES
                                                                      INTERNATIONAL REAL ESTATE ETF
                                                                ----------------------------------------
                                                                                          FOR THE PERIOD
                                                                YEAR ENDED   YEAR ENDED     12/15/06*-
                                                                  9/30/09      9/30/08        9/30/07
                                                                ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................   $  37.86     $  63.83      $    60.28
                                                                 --------     --------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................................       1.34(5)      1.80            1.20
Net realized and unrealized gain (loss) (7)...................      (2.38)      (26.03)           3.33
                                                                 --------     --------      ----------
Total from investment operations..............................      (1.04)      (24.23)           4.53
                                                                 --------     --------      ----------
Net equalization credits and charges (5)......................       0.05         0.06            0.36
                                                                 --------     --------      ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................      (1.34)       (1.80)          (1.34)
Net realized gains............................................         --           --              --
                                                                 --------     --------      ----------
Total distributions...........................................      (1.34)       (1.80)          (1.34)
                                                                 --------     --------      ----------
NET ASSET VALUE, END OF PERIOD................................   $  35.53     $  37.86      $    63.83
                                                                 ========     ========      ==========
TOTAL RETURN (1)..............................................      (1.52)%     (38.38)%          8.09%
Net assets, end of period (in 000's)..........................   $939,265     $811,118      $1,111,226
Ratio of expenses to average net assets.......................       0.59%        0.59%           0.60%(2)
Ratio of net investment income (loss) to average net assets...       4.85%        3.43%           3.01%(2)
Portfolio turnover rate (3)...................................         23%           8%             16%




See accompanying notes to financial highlights at the end of this section.


146                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                                   SPDR
                                                                              FTSE/MACQUARIE
                                                                       GLOBAL INFRASTRUCTURE 100 ETF
                                                                 ----------------------------------------
                                                                                           FOR THE PERIOD
                                                                 YEAR ENDED   YEAR ENDED      1/25/07*-
                                                                   9/30/09      9/30/08        9/30/07
                                                                 ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................    $ 47.03      $ 57.68        $ 50.41
                                                                   -------      -------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................       1.57(5)      1.53(8)        0.59
Net realized and unrealized gain (loss) (7)....................      (4.35)      (11.64)          6.11
                                                                   -------      -------        -------
Total from investment operations...............................      (2.78)      (10.11)          6.70
                                                                   -------      -------        -------
Net equalization credits and charges (5).......................       0.07         0.60           0.57
                                                                   -------      -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..........................................      (2.38)       (0.94)            --
Net realized gains.............................................         --        (0.20)            --
                                                                   -------      -------        -------
Total distributions............................................      (2.38)       (1.14)            --
                                                                   -------      -------        -------
NET ASSET VALUE, END OF PERIOD.................................    $ 41.94      $ 47.03        $ 57.68
                                                                   =======      =======        =======
TOTAL RETURN (1)...............................................      (5.40)%     (16.93)%        14.43%
Net assets, end of period (in 000's)...........................    $67,099      $79,944        $46,142
Ratio of expenses to average net assets........................       0.59%        0.59%          0.59%(2)
Ratio of net investment income (loss) to average net assets....       4.16%        3.49%          2.50%(2)
Portfolio turnover rate (3)....................................         10%           7%             6%



                                                                                  SPDR
                                                                           MSCI ACWI EX-US ETF
                                                                ----------------------------------------
                                                                                          FOR THE PERIOD
                                                                YEAR ENDED   YEAR ENDED      1/10/07*-
                                                                  9/30/09      9/30/08        9/30/07
                                                                ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................   $  29.39     $  42.56       $  35.60
                                                                 --------     --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................................       0.71(5)      0.82           0.44
Net realized and unrealized gain (loss) (7)...................       1.14       (13.76)          6.12
                                                                 --------     --------       --------
Total from investment operations..............................       1.85       (12.94)          6.56
                                                                 --------     --------       --------
Net equalization credits and charges (5)......................       0.08         0.60           0.40
                                                                 --------     --------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................      (0.94)       (0.77)            --
Net realized gains............................................         --        (0.06)            --
                                                                 --------     --------       --------
Total distributions...........................................      (0.94)       (0.83)            --
                                                                 --------     --------       --------
NET ASSET VALUE, END OF PERIOD................................   $  30.38     $  29.39       $  42.56
                                                                 ========     ========       ========
TOTAL RETURN (1)..............................................       7.41%      (29.53)%        19.55%
Net assets, end of period (in 000's)..........................   $309,901     $258,639       $127,691
Ratio of expenses to average net assets.......................       0.34%        0.34%          0.35%(2)
Ratio of net investment income (loss) to average net assets...       2.98%        3.00%          2.78%(2)
Portfolio turnover rate (3)...................................         15%           5%             1%




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                            147

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                           SPDR RUSSELL/NOMURA
                                                                             PRIME JAPAN ETF
                                                                ----------------------------------------
                                                                                          FOR THE PERIOD
                                                                YEAR ENDED   YEAR ENDED      11/9/06*-
                                                                  9/30/09      9/30/08        9/30/07
                                                                ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................    $ 39.64      $ 55.91       $  52.65
                                                                  -------      -------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................................       0.46(5)      1.95           0.42
Net realized and unrealized gain (loss) (7)...................      (0.64)      (15.75)          2.84
                                                                  -------      -------       --------
Total from investment operations..............................      (0.18)      (13.80)          3.26
                                                                  -------      -------       --------
Net equalization credits and charges (5)......................       0.29        (0.62)            --
                                                                  -------      -------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................      (1.34)       (1.69)          0.00(4)
Net realized gains............................................         --        (0.16)            --
                                                                  -------      -------       --------
Total distributions...........................................      (1.34)       (1.85)            --
                                                                  -------      -------       --------
NET ASSET VALUE, END OF PERIOD................................    $ 38.41      $ 39.64       $  55.91
                                                                  =======      =======       ========
TOTAL RETURN (1)..............................................       0.58%      (26.48)%         6.19%
Net assets, end of period (in 000's)..........................    $15,363      $23,786       $268,392
Ratio of expenses to average net assets.......................       0.50%        0.50%          0.51%(2)
Ratio of net investment income (loss) to average net assets...       1.32%        0.52%          0.97%(2)
Portfolio turnover rate (3)...................................          6%           3%             0%(6)



                                                                           SPDR RUSSELL/NOMURA
                                                                           SMALL CAP JAPAN ETF
                                                                ----------------------------------------
                                                                                          FOR THE PERIOD
                                                                YEAR ENDED   YEAR ENDED      11/9/06*-
                                                                  9/30/09      9/30/08        9/30/07
                                                                ----------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................    $ 35.84      $ 48.31       $  48.70
                                                                  -------      -------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................................       0.60(5)      0.71           0.53
Net realized and unrealized gain (loss) (7)...................       5.29       (12.49)         (0.77)
                                                                  -------      -------       --------
Total from investment operations..............................       5.89       (11.78)         (0.24)
                                                                  -------      -------       --------
Net equalization credits and charges (5)......................      (0.15)       (0.12)         (0.03)
                                                                  -------      -------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................      (1.07)       (0.57)         (0.12)
Net realized gains............................................         --           --             --
                                                                  -------      -------       --------
Total distributions...........................................      (1.07)       (0.57)         (0.12)
                                                                  -------      -------       --------
NET ASSET VALUE, END OF PERIOD................................    $ 40.51      $ 35.84       $  48.31
                                                                  =======      =======       ========
TOTAL RETURN (1)..............................................      16.35%      (24.85)%        (0.57)%
Net assets, end of period (in 000's)..........................    $85,081      $77,057       $137,695
Ratio of expenses to average net assets.......................       0.55%        0.55%          0.56%(2)
Ratio of net investment income (loss) to average net assets...       1.74%        1.24%          1.26%(2)
Portfolio turnover rate (3)...................................         25%          22%             2%




See accompanying notes to financial highlights at the end of this section.


148                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                 SPDR S&P                      SPDR S&P
                                                        INTERNATIONAL DIVIDEND ETF    INTERNATIONAL MID CAP ETF
                                                       ---------------------------   ---------------------------
                                                                    FOR THE PERIOD                FOR THE PERIOD
                                                       YEAR ENDED      2/12/08*-     YEAR ENDED      5/7/08*-
                                                         9/30/09        9/30/08        9/30/09        9/30/08
                                                       ----------   --------------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................   $  48.17        $ 70.76       $  26.04        $ 35.46
                                                        --------        -------       --------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................       2.09(5)        3.56           0.57(5)        0.32
Net realized and unrealized gain (loss) (7)..........       3.70         (23.17)          0.72          (9.74)
                                                        --------        -------       --------        -------
Total from investment operations.....................       5.79         (19.61)          1.29          (9.42)
                                                        --------        -------       --------        -------
Net equalization credits and charges (5).............       0.40           1.30           0.34             --
                                                        --------        -------       --------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................      (1.87)         (4.28)         (0.53)            --
Net realized gains...................................         --             --             --             --
                                                        --------        -------       --------        -------
Total distributions..................................      (1.87)         (4.28)         (0.53)            --
                                                        --------        -------       --------        -------
NET ASSET VALUE, END OF PERIOD.......................   $  52.49        $ 48.17       $  27.14        $ 26.04
                                                        ========        =======       ========        =======
TOTAL RETURN (1).....................................      13.86%        (26.93)%         6.87%        (26.54)%
Net assets, end of period (in 000's).................   $126,037        $43,369        $21,716         $5,208
Ratio of expenses to average net assets..............       0.46%          0.48%(2)       0.45%          0.45%(2)
Ratio of net investment income (loss) to average net
  assets.............................................       5.26%          8.77%(2)       2.57%          2.22%(2)
Portfolio turnover rate (3)..........................        148%            71%            45%            19%



                                                                SPDR S&P
                                                            EMERGING MARKETS               SPDR DOW JONES
                                                             SMALL CAP ETF             GLOBAL REAL ESTATE ETF
                                                      ---------------------------   ---------------------------
                                                                   FOR THE PERIOD                FOR THE PERIOD
                                                      YEAR ENDED      5/7/08*-      YEAR ENDED      5/7/08*-
                                                        9/30/09        9/30/08        9/30/09        9/30/08
                                                      ----------   --------------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $ 32.69        $ 52.29        $ 39.33        $ 49.87
                                                        -------        -------        -------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)........................       0.66(5)        0.16           1.19(5)        0.56
Net realized and unrealized gain (loss) (7).........      10.18         (20.81)         (8.23)        (10.80)
                                                        -------        -------        -------        -------
Total from investment operations....................      10.84         (20.65)         (7.04)        (10.24)
                                                        -------        -------        -------        -------
Net equalization credits and charges (5)............       0.56           1.05           0.31           0.33
                                                        -------        -------        -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................      (0.31)            --          (1.42)         (0.63)
Net realized gains..................................         --             --             --             --
                                                        -------        -------        -------        -------
Total distributions.................................      (0.31)            --          (1.42)         (0.63)
                                                        -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD......................    $ 43.78        $ 32.69        $ 31.18        $ 39.33
                                                        =======        =======        =======        =======
TOTAL RETURN (1)....................................      35.45%        (37.48)%       (15.97)%       (19.89)%
Net assets, end of period (in 000's)................    $65,674        $ 9,807        $81,076        $15,731
Ratio of expenses to average net assets.............       0.66%          0.76%(2)       0.50%          0.50%(2)
Ratio of net investment income (loss) to average net
  assets............................................       1.93%          3.41%(2)       4.84%          3.97%(2)
Portfolio turnover rate (3).........................         83%             2%            18%             4%




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                            149

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                 SPDR S&P                      SPDR S&P
                                                          INTERNATIONAL CONSUMER        INTERNATIONAL CONSUMER
                                                         DISCRETIONARY SECTOR ETF         STAPLES SECTOR ETF
                                                       ---------------------------   ---------------------------
                                                          YEAR      FOR THE PERIOD                FOR THE PERIOD
                                                          ENDED        7/16/08*-     YEAR ENDED      7/16/08*-
                                                         9/30/09        9/30/08        9/30/09        9/30/08
                                                       ----------   --------------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $22.37         $ 25.54        $25.80         $27.47
                                                         ------         -------        ------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................      0.43(5)         0.12          0.57(5)        0.13
Net realized and unrealized gain (loss) (7)..........      1.77           (3.26)         0.50          (1.69)
                                                         ------         -------        ------         ------
Total from investment operations.....................      2.20           (3.14)         1.07          (1.56)
                                                         ------         -------        ------         ------
Net equalization credits and charges(5)..............        --              --            --             --
                                                         ------         -------        ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................     (0.45)          (0.03)        (0.56)         (0.11)
Return of capital....................................        --              --            --             --
                                                         ------         -------        ------         ------
Total Distributions..................................     (0.45)          (0.03)        (0.56)         (0.11)
                                                         ------         -------        ------         ------
NET ASSET VALUE, END OF PERIOD.......................    $24.12         $ 22.37        $26.31         $25.80
                                                         ======         =======        ======         ======
TOTAL RETURN (1).....................................     10.38%         (12.29)%        4.48%         (5.70)%
Net assets, end of period (in 000's).................    $4,824         $ 4,475        $5,262         $5,160
Ratio of expenses to average net assets..............      0.50%           0.52%(2)      0.50%          0.50%(2)
Ratio of net investment income (loss) to average net
  assets.............................................      2.22%           1.88%(2)      2.58%          2.17%(2)
Portfolio turnover rate (3)..........................         7%              1%            8%             9%



                                                                 SPDR S&P                      SPDR S&P
                                                           INTERNATIONAL ENERGY        INTERNATIONAL FINANCIAL
                                                                SECTOR ETF                    SECTOR ETF
                                                       ---------------------------   ---------------------------
                                                                    FOR THE PERIOD      YEAR      FOR THE PERIOD
                                                       YEAR ENDED      7/16/08*-        ENDED        7/16/08*-
                                                         9/30/09        9/30/08        9/30/09        9/30/08
                                                       ----------   --------------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $25.07         $ 31.62        $21.48         $ 24.52
                                                         ------         -------        ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................      0.76(5)         0.16          0.46(5)         0.10
Net realized and unrealized gain (loss) (7)..........      0.34           (6.57)        (0.11)          (3.05)
                                                         ------         -------        ------         -------
Total from investment operations.....................      1.10           (6.41)         0.35           (2.95)
                                                         ------         -------        ------         -------
Net equalization credits and charges(5)..............      0.04              --          0.01              --
                                                         ------         -------        ------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................     (0.72)          (0.14)        (0.45)          (0.09)
Return of capital....................................     (0.01)             --            --              --
                                                         ------         -------        ------         -------
Total Distributions..................................     (0.73)          (0.14)        (0.45)          (0.09)
                                                         ------         -------        ------         -------
NET ASSET VALUE, END OF PERIOD.......................    $25.48         $ 25.07        $21.39         $ 21.48
                                                         ======         =======        ======         =======
TOTAL RETURN (1).....................................      5.09%         (20.28)%        2.35%         (12.03)%
Net assets, end of period (in 000's).................    $6,369         $ 5,014        $5,348         $ 4,295
Ratio of expenses to average net assets..............      0.50%           0.50%(2)      0.50%           0.50%(2)
Ratio of net investment income (loss) to average net
  assets.............................................      3.64%           3.03%(2)      2.88%           2.03%(2)
Portfolio turnover rate (3)..........................         6%              1%           25%              0%(6)




See accompanying notes to financial highlights at the end of this section.


150                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                 SPDR S&P                      SPDR S&P
                                                        INTERNATIONAL HEALTH CARE      INTERNATIONAL INDUSTRIAL
                                                                SECTOR ETF                    SECTOR ETF
                                                       ---------------------------   ---------------------------
                                                                    FOR THE PERIOD      YEAR      FOR THE PERIOD
                                                       YEAR ENDED      7/16/08*-        ENDED        7/16/08*-
                                                         9/30/09        9/30/08        9/30/09        9/30/08
                                                       ----------   --------------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $28.38         $31.23         $22.07         $ 27.47
                                                         ------         ------         ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................      0.57(5)        0.11           0.47(5)         0.09
Net realized and unrealized gain (loss) (7)..........      0.11          (2.91)          1.25           (5.44)
                                                         ------         ------         ------         -------
Total from investment operations.....................      0.68          (2.80)          1.72           (5.35)
                                                         ------         ------         ------         -------
Net equalization credits and charges(5)..............        --             --             --              --
                                                         ------         ------         ------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................     (0.56)         (0.05)         (0.53)          (0.05)
Return of capital....................................        --             --             --              --
                                                         ------         ------         ------         -------
Total Distributions..................................     (0.56)         (0.05)         (0.53)          (0.05)
                                                         ------         ------         ------         -------
NET ASSET VALUE, END OF PERIOD.......................    $28.50         $28.38         $23.26         $ 22.07
                                                         ======         ======         ======         =======
TOTAL RETURN (1).....................................      2.78%         (8.97)%         8.35%         (19.49)%
Net assets, end of period (in 000's).................    $5,701         $5,676         $4,653         $ 4,413
Ratio of expenses to average net assets..............      0.50%          0.50%(2)       0.50%           0.50%(2)
Ratio of net investment income (loss) to average net
  assets.............................................      2.35%          1.67%(2)       2.59%           1.55%(2)
Portfolio turnover rate (3)..........................         0%(6)         18%             3%              0%(6)




                                                                 SPDR S&P                      SPDR S&P
                                                         INTERNATIONAL MATERIALS       INTERNATIONAL TECHNOLOGY
                                                                SECTOR ETF                    SECTOR ETF
                                                       ---------------------------   ---------------------------
                                                          YEAR      FOR THE PERIOD                FOR THE PERIOD
                                                          ENDED       7/16/08* -     YEAR ENDED      7/16/08*-
                                                         9/30/09        9/30/08        9/30/09        9/30/08
                                                       ----------   --------------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $21.54         $ 31.52        $ 22.27        $ 27.77
                                                         ------         -------        -------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................      0.27(5)         0.11           0.24(5)        0.06
Net realized and unrealized gain (loss) (7)..........      1.41          (10.02)          2.32          (5.56)
                                                         ------         -------        -------        -------
Total from investment operations.....................      1.68           (9.91)          2.56          (5.50)
                                                         ------         -------        -------        -------
Net equalization credits and charges(5)..............      0.15              --           0.01             --
                                                         ------         -------        -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................     (0.32)          (0.07)         (0.26)            --
Return of capital....................................        --              --             --             --
                                                         ------         -------        -------        -------
Total Distributions..................................     (0.32)          (0.07)         (0.26)            --
                                                         ------         -------        -------        -------
NET ASSET VALUE, END OF PERIOD.......................    $23.05         $ 21.54        $ 24.58        $ 22.27
                                                         ======         =======        =======        =======
TOTAL RETURN (1).....................................      8.87%         (31.44)%        11.81%        (19.81)%
Net assets, end of period (in 000's).................    $9,221         $ 4,309        $11,062        $ 4,454
Ratio of expenses to average net assets..............      0.50%           0.50%(2)       0.51%          0.50%(2)
Ratio of net investment income (loss) to average net
  assets.............................................      1.47%           1.99%(2)       1.23%          1.04%(2)
Portfolio turnover rate (3)..........................         7%              4%             5%             0%(6)




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                            151

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                 SPDR S&P
                                                              INTERNATIONAL                    SPDR S&P
                                                            TELECOMMUNICATIONS         INTERNATIONAL UTILITIES
                                                                SECTOR ETF                    SECTOR ETF
                                                       ---------------------------   ---------------------------
                                                                    FOR THE PERIOD      YEAR      FOR THE PERIOD
                                                       YEAR ENDED      7/16/08*-        ENDED        7/16/08*-
                                                         9/30/09        9/30/08        9/30/09        9/30/08
                                                       ----------   --------------   ----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $22.71         $ 27.02        $24.95         $ 29.47
                                                         ------         -------        ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................      0.97(5)         0.16          0.86(5)         0.37(8)
Net realized and unrealized gain (loss) (7)..........      0.86           (4.33)        (2.19)          (4.45)
                                                         ------         -------        ------         -------
Total from investment operations.....................      1.83           (4.17)        (1.33)          (4.08)
                                                         ------         -------        ------         -------
Net equalization credits and charges (5).............      0.02              --            --              --
                                                         ------         -------        ------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................     (0.98)          (0.14)        (0.81)          (0.44)
Return of capital                                            --              --         (0.03)             --
                                                         ------         -------        ------         -------
Total Distributions..................................     (0.98)          (0.14)        (0.84)          (0.44)
                                                         ------         -------        ------         -------
NET ASSET VALUE, END OF PERIOD.......................    $23.58         $ 22.71        $22.78         $ 24.95
                                                         ======         =======        ======         =======
TOTAL RETURN (1).....................................      8.68%         (15.45)%       (4.96)%        (13.87)%
Net assets, end of period (in 000's).................    $9,432         $ 4,542        $4,557         $ 4,989
Ratio of expenses to average net assets..............      0.50%           0.50%(2)      0.50%           0.50%(2)
Ratio of net investment income (loss) to average net
  assets.............................................      4.76%           3.11%(2)      4.23%           6.47%(2)
Portfolio turnover rate (3)..........................         5%              0%(6)         7%              1%




See accompanying notes to financial highlights at the end of this section.


152                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)
                          NOTES TO FINANCIAL HIGHLIGHTS


*     Commencement of operations.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized.
(3) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions.
(4)   Amount is less than $0.005 per share.
(5)   Per share numbers have been calculated using average shares outstanding.
(6)   Amount shown represents less than 0.5%.
(7) Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(8) Net investment income per share reflects receipt of a special one time dividend from a portfolio holding. The effect of these dividends amounted to $0.38 per share on SPDR S&P Emerging Middle East & Africa ETF, $0.44 per share on SPDR FTSE/Macquarie Global Infrastructure 100 ETF, and $0.31 per share on SPDR S&P International Utilities Sector ETF, respectively.


PRECISE IN A WORLD THAT ISN'T. TM                                            153

WHERE TO LEARN MORE ABOUT THE FUNDS

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A SAI and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year. The SAI and the financial statements included in the Trust's annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at http://www.spdrs.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF EACH FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

STISPROS                 The Trust's Investment Company Act Number is 811-21145.

                                                                     [SPDR LOGO]

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

                           SPDR(R) INDEX SHARES FUNDS

                        Supplement Dated January 31, 2010
                                     to the
               Prospectus Dated January 31, 2010
                                   and to the
     Statement of Additional Information ("SAI") Dated January 31, 2010

     SPDR(R) DJ STOXX 50(R) ETF
     SPDR(R) DJ EURO STOXX 50(R) ETF
     SPDR(R) S&P(R) EMERGING ASIA PACIFIC ETF
     SPDR(R) S&P EMERGING MARKETS ETF
     SPDR(R) S&P WORLD EX-US ETF
     SPDR(R) MSCI ACWI EX-US ETF
     SPDR(R) S&P(R) ASIA PACIFIC ETF
     SPDR(R) S&P(R) EUROPE ETF
     SPDR(R) S&P(R) CHINA ETF
     SPDR(R) S&P(R) EMERGING EUROPE ETF
     SPDR(R) S&P(R) EMERGING LATIN AMERICA ETF
     SPDR(R) S&P(R) EMERGING MIDDLE EAST AND AFRICA ETF
     SPDR(R) S&P(R) INTERNATIONAL SMALL CAP ETF
     SPDR(R) DOW JONES INTERNATIONAL REAL ESTATE ETF
     SPDR(R) FTSE/MACQUARIE GLOBAL INFRASTRUCTURE 100 ETF
     SPDR(R) RUSSELL/NOMURA PRIME(TM) JAPAN ETF
     SPDR(R) RUSSELL/NOMURA SMALL CAP(TM) JAPAN ETF

Effective April 1, 2010, for each Fund listed above, the Fund's investment restriction requiring that the Fund invest 90% of total assets in the component securities of the Fund's benchmark index and/or corresponding American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs") will change so that the Fund will be required to invest 80% of total assets in the component securities of its benchmark index and/or corresponding ADRs or GDRs.

It is expected that the change to the investment restriction for each Fund will not change the manner in which each Fund is managed.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

STISSUPP1

                    SPDR(R) INDEX SHARES FUNDS (THE "TRUST")

                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated January 31, 2010

This Statement of Additional Information ("SAI") is not a Prospectus. With respect to each of the Trust's series portfolios listed below, this SAI should be read in conjunction with the Prospectus dated January 31, 2010, as may be revised from time to time.

                               ETF                               TICKER
                               ---                               ------
SPDR(R) DJ STOXX 50(R) ETF                                         FEU
SPDR(R) DJ EURO STOXX 50(R) ETF                                    FEZ
SPDR(R) S&P(R) ASIA PACIFIC ETF
SPDR(R) S&P(R) EMERGING ASIA PACIFIC ETF                           GMF
SPDR(R) S&P(R) China ETF                                           GXC
SPDR(R) S&P(R) EMERGING MARKETS ETF                                GMM
SPDR(R) S&P(R) BRIC 40 ETF                                         BIK
SPDR(R) S&P(R) EUROPE ETF
SPDR(R) S&P(R) EMERGING EUROPE ETF                                 GUR
SPDR(R) S&P(R) EMERGING LATIN AMERICA ETF                          GML
SPDR(R) S&P(R) EMERGING MIDDLE EAST & AFRICA ETF                   GAF
SPDR(R) S&P(R) WORLD EX-US ETF                                     GWL
SPDR(R) S&P(R) INTERNATIONAL SMALL CAP ETF                         GWX
SPDR(R) DOW JONES INTERNATIONAL REAL ESTATE ETF                    RWX
SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF               GII
SPDR(R) MSCI ACWI EX-US ETF                                        CWI
SPDR(R) RUSSELL/NOMURA PRIME(TM) JAPAN ETF                         JPP
SPDR(R) RUSSELL/NOMURA SMALL CAP(TM) JAPAN ETF                     JSC
SPDR(R) S&P(R) INTERNATIONAL DIVIDEND ETF                          DWX
SPDR(R) S&P(R) INTERNATIONAL MID CAP ETF                           MDD
SPDR(R) S&P(R) EMERGING MARKETS SMALL CAP ETF                      EWX
SPDR(R) DOW JONES GLOBAL REAL ESTATE ETF                           RWO
SPDR(R) S&P(R) INTERNATIONAL CONSUMER DISCRETIONARY SECTOR ETF     IPD
SPDR(R) S&P(R) INTERNATIONAL CONSUMER STAPLES SECTOR ETF           IPS
SPDR(R) S&P(R) INTERNATIONAL ENERGY SECTOR ETF                     IPW
SPDR(R) S&P(R) INTERNATIONAL FINANCIAL SECTOR ETF                  IPF
SPDR(R) S&P(R) INTERNATIONAL HEALTH CARE SECTOR ETF                IRY
SPDR(R) S&P(R) INTERNATIONAL INDUSTRIAL SECTOR ETF                 IPN
SPDR(R) S&P(R) INTERNATIONAL MATERIALS SECTOR ETF                  IRV
SPDR(R) S&P(R) INTERNATIONAL TECHNOLOGY SECTOR ETF                 IPK
SPDR(R) S&P(R) INTERNATIONAL TELECOMMUNICATIONS SECTOR ETF         IST
SPDR(R) S&P(R) INTERNATIONAL UTILITIES SECTOR ETF                  IPU

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Trust's Annual Report to Shareholders dated September 30, 2009 may be obtained without charge by writing to State Street Global Markets, LLC, the Trust's principal underwriter (referred to herein as "Distributor" or "Principal Underwriter"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust's website at www.spdrs.com or by calling 1-866-787-2257. The Report of the Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2009 are incorporated by reference into this Statement of Additional Information. The SPDR S&P Asia Pacific ETF and the SPDR S&P Europe ETF had not commenced operations as of September 30, 2009 and therefore did not have any financial information to report for the period listed above.

TABLE OF CONTENTS

                                                            PAGE
                                                            ----
General Description of the Trust                               3
Additional Index Information                                   3
Investment Policies                                           20
Special Considerations and Risks                              25
Investment Restrictions                                       28
Exchange Listing and Trading                                  30
Management of the Trust                                       32
Brokerage Transactions                                        42
Book Entry Only System                                        45
Purchase and Redemption of Creation Units                     57
Determination of Net Asset Value                              64
Dividends and Distributions                                   65
Taxes                                                         66
Capital Stock and Shareholder Reports                         71
Counsel and Independent Registered Public Accounting Firm     71
Local Market Holiday Schedules                                71
Financial Statements                                          73
Proxy Voting Policies and Procedures                         A-1

                        GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of multiple investment series (each a "Fund" and collectively the "Funds"). The Trust was organized as a Massachusetts business trust on February 14, 2002. The offering of each Fund's shares ("Shares") is registered under the Securities Act of 1933, as amended (the "Securities Act"). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return, or the price and yield performance, of a specified market index (each an "Index" and together the "Indexes"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund.

Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as "NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"). Each Fund generally offers and issues Shares in exchange for a basket of securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount ("Deposit Cash") to be added to the Cash Component to replace any Deposit Security. The Shares have been approved for listing and secondary trading on a national securities exchange (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of either 50,000 Shares, 100,000 Shares or 200,000 Shares, as set forth in the Prospectus.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See "Purchase and Redemption of Creation Units." The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, either an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

                          ADDITIONAL INDEX INFORMATION

                           DOW JONES STOXX(R) INDEXES

STOXX Limited provides and services the Dow Jones STOXX(R) Indexes. STOXX Limited was founded in 1997 as a joint venture between Deutsche Boerse AG, Dow Jones & Company, Euronext Paris SA and SWX Swiss Exchange. The Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index were launched in February 1998, in advance of the European Monetary Union, the launch of the euro and the creation of the Eurozone on January 1, 1999.

When the Dow Jones STOXX indexes were created in 1998, the intention was to provide a complete and fully integrated family of market indicators for the European market. While the benchmark indexes resulting from this outlook were innovative in their own right, regional blue-chip indexes were more conspicuously absent from the types of indexes available to investors. The most widely used blue-chip indexes at that time were typically calculated by local exchanges with a variety of incompatible methodologies and consisting wholly of stocks listed on those exchanges.

The Dow Jones STOXX 50 and Dow Jones EURO STOXX 50 Indexes were born out of this need for a set of consistently designed pan-European measures. The indexes track the large-cap markets of the European and Eurozone regions. Both these Dow Jones STOXX blue-chip indexes are designed to be suitable as the basis for investment products, such as derivatives and exchange-traded funds. Their components have a high degree of liquidity and represent the largest companies across all 18 market sectors defined by the Dow Jones Global Classification Standard.

Derived from the broader total market indexes for each of the two regions, Europe and the Eurozone, these two blue-chip indexes each represent about 60% of the market capitalization of their underlying benchmarks. The Dow Jones STOXX 50 Index currently covers Finland, France, Germany, Italy, Luxembourg, the Netherlands, Spain, Sweden, Switzerland and the United Kingdom. The Dow Jones EURO STOXX 50 Index covers the same countries, excluding Sweden, Switzerland and the United Kingdom.

Index Universe -- The index universe for the Dow Jones STOXX 50 Index is defined as all components of the 18 Dow Jones STOXX(R) 600 Supersector indexes. The Dow Jones STOXX 600 Supersector indexes contain the 600 largest stocks traded on the major exchanges of 17 European countries. The index universe for the Dow Jones EURO STOXX 50 Index is defined as all components of the 18 Dow Jones EURO STOXX Supersector indexes. The Dow Jones EURO STOXX Supersector indexes represent the Eurozone portion of the Dow Jones STOXX Total Market Index, which in turn covers 95% of the total market capitalization of the stocks traded on the major exchanges of 17 European countries. "Dow Jones STOXX 600" and "Dow Jones EURO STOXX" are service marks of Dow Jones & Company, Inc. and STOXX Limited.

Selection List -- For each of the 18 Dow Jones STOXX 600 TMI Supersector indexes, the component stocks are ranked by free-float market capitalization. The largest stocks are added to the selection list until the coverage is close to, but still less than, 60% of the free-float market capitalization of the corresponding Dow Jones STOXX Total Market Supersector Index. If the next-ranked stock brings the coverage closer to 60% in absolute terms, then it is also added to the selection list. Any remaining stocks that are current Dow Jones STOXX 50 Index components are added to the selection list. The stocks on the selection list are ranked by free-float market capitalization. In exceptional cases, the STOXX Limited Supervisory Board may make additions and deletions to the selection list.

Within each of the 18 Dow Jones EURO STOXX TMI Supersector Indexes, the component stocks are ranked by free-float market capitalization. The largest stocks are added to the selection list until the coverage is close to, but still less than, 60% of the free-float market capitalization of the corresponding Dow Jones EURO STOXX Total Market Supersector Index. If the next-ranked stock brings the coverage closer to 60% in absolute terms, then it is also added to the selection list. Any remaining stocks that are current Dow Jones EURO STOXX 50 Index components are added to the selection list. The stocks on the selection list are ranked by free-float market capitalization. In exceptional cases, the STOXX Limited Supervisory Board may make additions and deletions to the selection list.

Stock Selection -- The 40 largest stocks on the selection list for each index are chosen as components. Any remaining current components of the index ranked between 41 and 60 are added as index components. If the component number is still below 50, then the largest stocks on the selection list are added until the index contains 50 stocks.

Review Frequency -- Index composition is reviewed annually in September.

Weighting -- The indexes are each weighted by free-float market capitalization. Each component's weight is capped at 10% of the index's total free-float market capitalization. Weights are reviewed quarterly.

                                 S&P BMI INDEXES

INDEX PROVIDER DESCRIPTION

     Standard & Poor's indexes are used for a variety of investing activities, including benchmarking active investments and serving as the underlying indexes for passive funds. In addition to independently developing indices, Standard & Poor's from time to time works with third parties interested in creating custom indices with characteristics matching the requirements of specific investment situations.

     Standard & Poor's is a leader in providing financial data, analytical research and investment and credit opinions to the global capital markets. Among the company's many products are the S&P Global 1200, the first real-time, global equity index, the S&P 500, the premier U.S. portfolio index, and credit ratings on more than 220,000 securities and funds. With 5,000 employees located in 19 countries, Standard & Poor's is an integral part of the world's financial architecture. Standard & Poor's is a division of The McGraw-Hill Companies, Inc. and has been calculating indices since 1923.

INDEX CRITERIA & METHODOLOGY

     A.   Component Selection Criteria

     To qualify for index inclusion, a company must first meet the minimum requirements to enter and remain in the S&P BMI Global Index universe, the parent index for the S&P series.

     To be added to the S&P BMI Global Index, a company must:

     - Be domiciled in one of the world's developed or emerging markets and meet the country inclusion criteria.

     - Have at least USD 100 million in free float capitalization at the time of index reconstitution.

     - Post a minimum value traded of USD 50 million for the 12 months preceding the annual reconstitution.

     A stock may be added to the S&P BMI Global index intra reconstitution if an IPO (Initial Public Offering) is large enough to warrant inclusion. Companies are removed from the S&P BMI Global Index if their free float capital falls below USD 75 million or below USD 35 million value traded for the preceding 12 months at the time of the annual reconstitution. A company may be removed during the year if its free float market cap falls below $25 million at the close of the last trading day of any month.

B. Methodology

     The S&P indexes are market capitalization weighted and adjusted for free float, meaning that only those Shares publicly available for trading are used in calculation of index values. Four categories of Shares are subtracted from a company's market capitalization to obtain its percentage Shares in free float: corporate cross holdings, private control blocks holdings; government holdings (each of these categories must be 10% or more of total capital); and legally-restricted Shares. All investable primary market share classes are included in the index. All ordinary share classes, except fixed-dividend Shares, are eligible for inclusion.

     Shares used in index calculations are adjusted for corporate actions on their ex-dates. These actions include splits, scrip and bonus issues, and preemptive rights. For actions resulting in no net change to the capitalization of the issue, the index divisor remains unchanged.

     Index divisors are adjusted for all extraordinary dividends, non-cash corporate distributions, equity offerings, index constituent removal and/or inclusion, and monies distributed via share buybacks. The index levels are price levels and, therefore, do not account for ordinary dividends.

     The following corporate actions result in changes to the index divisor: special dividends that are a return of capital, divestitures in the form of spin-offs, installment calls on partly paid issues, additions, deletions of index members, equity offerings resulting in increase of Shares outstanding, and buybacks through tender offers.

     With respect to the S&P European Emerging BMI Capped Index, stocks are capped at a maximum of 24% of index weight and changes in capping are monitored on a quarterly basis on the quarterly rebalancing dates.

     With respect to the Sector Indexes, all constituents are weighted proportionate to their float-adjusted market capitalization and are capped so that no stock exceeds 20% of the respective index; stocks that exceed 5% of the index market cap weight, in aggregate, should not exceed 45% of the respective index. Changes in capped weights are monitored on a quarterly basis and adjusted if necessary on the quarterly rebalancing dates.

C. Liquidity

     A company must post a minimum value traded of USD 35 million for the 12 months preceding the annual reconstitution to remain in the S&P series.

D. Country Classification

     The S&P Global Equity Index Series is divided into two major regions - the Developed World and the Emerging Composite. The objective of the Developed World/Emerging Composite split is to segregate countries according to the relative size of their economic output per capita.

     S&P Global Equity Indices Countries are included in the S&P Broad Market Index (BMI) Developed World Series if the following criteria are met:

     1. Annual per capita gross national income (GNI) falls in the high-income category, as defined by The World Bank, for the most recent three consecutive years.

     2. The market should exhibit financial depth; the ratio of the country's equity markets to its gross domestic product should be high. In recent years financial depth has increased around the world and has far outpaced the growth of gross domestic product. However, for a country to be considered truly developed both income levels and gross market capitalization should be high.

     3. No broad-based discriminatory controls against non-domiciled investors for the most recent three consecutive years.

     4. The country's stock markets should exhibit characteristics of developed markets in terms of transparency, depth, market regulation, operational efficiency, and absence of broad-based investment restrictions.

     After meeting the above criteria, a country will be put on a watch list for a minimum of two years before it is graduated to developed market status.

     Eligible countries that do not satisfy the rules described above will be classified as Emerging Markets, subject to the following test for countries previously classified as Developed Markets:

     - A country has to fall out of the high-income category for three consecutive years to be moved from developed market status to emerging market status.

INDEX MAINTENANCE AND ISSUE CHANGES

     The S&P BMI Indexes are maintained by a team of analysts working under the direction of the S&P Index Committee. Index reconstitution takes place annually and involves both a bottom-up and a top-down review of all aspects of index construction.

     All listed common equities in index-eligible countries are evaluated for membership by taking into consideration multiple factors, including: price per share, total Shares outstanding, available free float of Shares outstanding, and market foreign exchange rate versus the U.S. dollar.

     A. Additions

          Companies will be added to the index at the time of the annual reconstitution if their free float market capitalization exceeds USD 100 million and they are domiciled in one of the existing component countries. The company must also post a minimum of USD 35 million in value traded in the 12 months preceding the reconstitution.

          Newly listed companies that arise from spin-offs, privatizations, and other events will be added each quarter if their market caps register above the median of a country's total market capitalization range. They may be added sooner if their size and expected liquidity warrants immediate inclusion.

          Spin-off companies from index members that meet classification criteria are eligible for inclusion if their float market cap is greater than 25 million dollars. The inclusion weight of the new addition, will be based on its weight in the corresponding non-capped sector index.

          Additions of eligible companies due to sector reclassifications will be added at month end to coincide with the S&P GICS changes. The inclusion weight of the new addition will be based on its weight in the corresponding non-capped sector index.

     B. Deletions

          Companies will be deleted from the index whose market capitalization falls below USD 75 million at the time of the annual reconstitution or those that have less than USD 35 million value traded in the last 12 months.

          Companies that fall below USD 25 million free float market cap on the final business day of a month may be removed from the index at the following month end.

          If a company's Shares are no longer available due to a cash acquisition or as a result of bankruptcy or delisting, the company will be deleted from the index without replacement. If an issue stops pricing, its index membership will be maintained at the final offer price until its removal. The company may be removed from the index if, in the judgment of Standard & Poor's, trading in the company's shares is unlikely to resume.

     C. Index Rebalancing/Structural Changes

          All share changes, impacting an index constituent, of 5% or more will be done as soon as reasonably possible after the data are verified and after providing a minimum 5 days notice period. Announcements will be posted on the Standard & Poor's site:
     www.globalindices.standardandpoors.com.

          Changes entailing less than 5% changes of shares will be done on a quarterly basis. The dates of share rebalancing will be the third Fridays of March, June and December. In September they will coincide with the annual reconstitution of the index and share changes will be implemented at the close of business of September 30th, effective October 1st, for the developed markets and on November 1st for emerging markets.

INDEX AVAILABILITY

     The S&P BMI Indexes are calculated on all weekdays throughout the year. Daily historical price and total returns are available for download from the public website: www.globalindices.standardandpoors.com. Index data are also generally available via commercial data providers, including the following major vendors: BARRA, Bloomberg, Datastream, FactSet Data Systems, Reuters, Wilshire Associates, Vestek, and Zephyr Associates.

EXCHANGE RATES AND PRICING

     WM/Reuters foreign exchange rates are taken daily at 4:00 p.m. London time, and used in the calculation of the S&P Global Equity Indices. These fixings during the U.S. trading day are calculated by the WM Company based on Reuters data and appear on Reuters pages WMRA and those pages following.

     Each company's primary share listing is used to calculate index levels. Closing prices in each company's domestic market are used in the final daily index calculations. If trading in a stock is halted, the last bid or suspension price is carried forward. In cases of prolonged suspension, a dealer market or gray market price is used, if obtainable, and the issue may be deleted from the index.

                                S&P BRIC 40 INDEX

INDEX CRITERIA & METHODOLOGY

a. Component Selection Criteria

          To qualify for index inclusion, a company must first meet the minimum requirements to enter and remain in the S&P/IFC Investable (S&P/IFCI) universe, the parent index for the S&P BRIC 40 Index.

To be added to the BRIC 40, a company must:

     - Be domiciled in constituents of the S&P/IFCI country indices for emerging markets of Brazil, Russia, India or China.

     - Have stocks with float-adjusted market capitalization above US$ 1 billion.

     - Have stocks with three-month average daily value traded above US$ 5 million.

     No companies are added between rebalancings. Between rebalancings, companies are removed from the BRIC 40 Index due to corporate events such as mergers, acquisitions, takeovers or delistings.

b. Methodology & Liquidity

          The S&P BRIC 40 index is modified market capitalization weighted and adjusted for free float, meaning that only those shares publicly available for trading are used in calculation of index values.

          The methodology stipulates that, at rebalancing, no stock can have a weight of more than 10% in the index and the minimum initial portfolio size that can be turned over in a single day (based on recent trading volumes) cannot be lower than US$ 600 million. In order to uphold these parameters, the index uses a modified market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, reduce single stock concentration and enhance index basket liquidity.

          There are basically two steps in the creation of the S&P BRIC 40 Index. The first is the selection of the 40 companies; the second is the weighting of the index constituents as follows:

1. All constituents of the S&P/IFCI country indices for Brazil, Russia, India and China comprise the initial selection universe.

2. All companies that do not have a developed market listing are removed from the list.

3. Average three-month daily value traded (hereafter referred to as "liquidity") and float-adjusted market capitalization (hereafter referred to as "market cap"), as of the reference date, are measured.

4. All stocks with a market cap of less than US$ 1 billion (the "Market Cap Threshold") and/or liquidity of less than US$ 5 million (the "Liquidity Threshold") are removed.

5. If a company has multiple share classes, the share class with the lower liquidity is removed.

6. The remaining stocks are sorted in decreasing order of their float-adjusted market capitalization. The top forty become index members.

INDEX MAINTENANCE AND ISSUE CHANGES

          The S&P BRIC 40 Index Committee maintains the index. The Index Committee members are all are full-time professional members of Standard & Poor's staff. The Index Committee meets as needed. At each meeting, the Index Committee reviews pending corporate actions that may affect index constituents, statistics comparing the composition of the indices to the market, and any significant market events. In addition, the Index Committee may revise index policy covering rules for selecting companies, share counts, the Liquidity Threshold, the Market Cap Threshold, Basket Liquidity and Maximum Weight, or other matters. In the rare event that less than 40 stocks qualify for inclusion at the rebalancing, Standard & Poor's may modify the criteria to include multiple share classes or reduce the market cap limit, in that order.

a. Index Rebalancing/Structural Changes

          The index is rebalanced once a year in December. The annual rebalancing of the index will be effective after the market close of the third Friday of December. The cut-off date for the data used in the review will be the third Friday of November. New constituents and index shares will be made available to clients with a two-week notice.

          In addition to the annual rebalancing, there will be a mid-year review. A semi-annual rebalancing will occur only if three of the biggest 30 stocks from the eligible universe are not in the index at the mid-year review. There will not be a semi-annual rebalancing in years when this condition is not satisfied. The cut-off date for the data used in the midyear review will be mid-May, with a mid-year rebalancing being made, if necessary, after the market close on the third Friday of June. If a mid-year rebalancing is required, new constituents and index shares will be made available to clients with a two-week notice.

b. Additions

          No companies are added between rebalancings.

c. Deletions

          Between rebalancings, a company can be deleted from the S&P BRIC 40 Index due to corporate events such as mergers, acquisitions, takeovers or delistings.

INDEX AVAILABILITY

          The BRIC 40 Index rebalancing announcements are made at 05:15PM Eastern Time three to ten business days before the effective date and on the Web site at www.indices.standardpoors.com No separate announcements are made for routine corporate actions whose index implications are discussed in this document. If required, special or unusual events may warrant a posting on the aforementioned Web site.

INDEX PRICING

          The pricing of index members is taken from the stocks included in the index - specifically their developed market listing. If a single stock is trading in multiple developed markets, only the listing from the market with most liquidity is considered. All calculations to arrive at the membership and weightings are made in U.S. dollars. The index is calculated in U.S. dollars, with the Reuters/WM London closing fix being used to convert the local market prices to U.S. dollars. The index is also calculated in Euros.

                 S&P INTERNATIONAL DIVIDEND OPPORTUNITIES INDEX

The International Dividend Opportunities Index includes 100 tradable, exchange-listed common stocks from around the world that offer high dividend yields. Common stocks that are domiciled in the United States are not eligible. The Index is constructed in the following two steps: (1) the selection of the 100 Index constituents; and (2) the weighting of the Index constituents.

     The selection of index constituents is done as follows:

     1. All stocks in the Selection Universe are sorted on the basis of dividend yield. The Selection Universe includes all dividend-paying common stocks and ADRs that may be delivered in-kind, free of payment and are listed in primary exchanges of countries included in the S&P Broad Market Index. These countries include: Australia, Hong Kong, Japan, New Zealand, Singapore, Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom and Canada.

     2.   The 100 highest yielding stocks form the Index.

Data cleaning is done to ensure that duplicate share classes are removed, as are stocks whose yield data is not in the range of the figure derived from dividing the dividend-per-share by stock price.

     The weighting scheme of the Index addresses two objectives:

     -    The yield of the Index should be as high as possible.

     - The Index should be diversified among individual stock, sectors and countries.

To achieve these two objectives, the weight for each Index constituent is set at each rebalancing such that the yield of the Index at rebalancing is maximized while the following constraints are met:

     1.   Every stock has a weight no greater than 3%;

     2.   The sum of the weights of all emerging market stocks is less than 10%;

     3. No single sector, as defined by the Global Industry Classification System (GICS), has a weight of greater than 25%;

     4.   No single country has a weight of greater than 25%; and

     5.   The sum of weights of all income trusts is less than 10%.

Standard & Poor's uses an optimization algorithm to meet these requirements. Given the non-smooth nature of the optimization problem, the optimization is done using a non-deterministic evolutionary algorithm that switches over to traditional methods on an as-needed basis. Standard & Poor's uses publicly available commercial software (Premium Solver Platform(TM) Version 6.5 from Frontline Systems).

The Index is calculated by means of the divisor methodology used in all Standard & Poor's equity indices. The Index value is simply the Index market value divided by the Index divisor. Index shares are set and the Index divisor adjusted at the time of each rebalancing. Index rebalancings occur after the closing on the 10th U.S. trading date of January and July.

Each index will have a total return counterpart, which assumes dividends are reinvested in the index after the close on the ex-date. There is also a net return index series, which adds dividends after adjustments for withholding taxes based on a Luxembourg domicile. Effectively, the net return index adds index dividend points, except that the Ex-dividends term is multiplied by (100% minus withholding tax rate).

The S&P Global Index Committee (the "Global Index Committee") maintains S&P Global indices. The Global Index Committee meets monthly. At each meeting, the Global Index Committee reviews pending corporate actions that may affect Index constituents, statistics comparing the composition of the Indices to the market, companies that are being considered as candidates for addition to an Index, and any significant market events. In addition, the Global Index Committee may revise Index policy covering rules for selecting companies, treatment of dividends, share counts or other matters.

Standard & Poor's considers information about changes to its Indices and related matters to be potentially market moving and material. Therefore, all Global Index Committee discussions are confidential.

                          DOW JONES REAL ESTATE INDEXES

INDEX PROVIDER DESCRIPTION

     Dow Jones Indexes is part of Dow Jones & Company Inc., which publishes business and financial news and information. Dow Jones Indexes is a premier global provider of investable indexes, including the Dow Jones Averages and the Dow Jones Global, Regional, Country and Sector Titans Indexes and is co-owner of the Pan-European Dow Jones STOXX Indexes. Dow Jones Indexes markets and licenses the Dow Jones index family, which includes the Dow Jones U.S. Total Stock Market Index and its size, style, and sector indexes. Dow Jones Indexes also offers a number of specialty indexes including hedge fund, commodity and credit derivative indexes.

     In addition to Dow Jones Indexes, Dow Jones & Company Inc. (NYSE: DJ; dowjones.com) publishes The Wall Street Journal and its international and online editions, Barron's and the Far Eastern Economic Review, Dow Jones Newswires, MarketWatch and the Ottaway group of community newspapers. Dow Jones is co-owner with Reuters Group of Factiva and with Hearst of SmartMoney. Dow Jones also provides news content to CNBC and radio stations in the United States.

DOW JONES GLOBAL EX-U.S. SELECT REAL ESTATE SECURITIES INDEX

INDEX METHODOLOGY

     To be included in the real estate Index, an issue must be all of the following:

     - The company must be both an equity owner and operator of commercial and/or residential real estate. Security types excluded from these more focused indexes include mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments.

     - The company must have a minimum total market capitalization of at least US $200 million at the time of its inclusion.

     - At least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets.

     - The liquidity of the company's stock must be commensurate with that of other institutionally held real estate securities.

INDEX MAINTENANCE

     Periodic and ongoing reviews of the index composition and shares are conducted based on the following rules:

     - Routine additions and deletions to the index, as well as shares updates, are made quarterly after the close of trading on the third Friday of March, June, September, and December. The changes become effective at the opening of trading on the next business day.

     - During the quarter, a component company's shares outstanding will be adjusted at the same time as a change in that company is made to the Dow Jones U.S. Total Stock Market Index or the Dow Jones family of Indexes.

     - A company will be removed from the index if direct mortgage investments represent more than 25% of the company's assets for two consecutive quarters or if the company is reclassified as a mortgage or hybrid REIT.

     - A company will be removed from the index if less than 50% of its total revenue is generated from the ownership and operation of real estate assets for two consecutive quarters.

     - A company will be removed from the index if its stock becomes illiquid or has more than 10 nontrading days during the previous quarter.

     - A company will be removed from the index if its stock is delisted by its primary market due to failure to meet financial or regulatory requirements.

     - A company will be removed from the index if its total market capitalization falls below $100 million and remains at that level for two consecutive quarters.

     - If a component company enters bankruptcy proceedings, it will be removed from the indexes and will remain ineligible for reinclusion until it has emerged from bankruptcy. However, the Dow Jones Index Oversight Committee may, following a review of the bankrupt company and the issues involved in the filing, decide to keep the company in the index.

     - The Dow Jones Index Oversight Committee may, at its discretion and if it has determined a company to be in extreme financial distress, remove the company from the Index if the committee deems the removal necessary to protect the integrity of the index and the interests of investors in products linked to that index.

     - The Index value is based on each stock's closing price on its primary market and the official WM closing spot rates as of 5:30 p.m. eastern time.

INCEPTION DATE

     The date on which the Dow Jones Global ex-US Select Real Estate Securities Index was first published was March 21, 2006. Back-tested historical data is available on a monthly basis from December 31, 1992, and daily from January 1, 1999.

DOW JONES GLOBAL SELECT REAL ESTATE SECURITIES INDEX

INDEX METHODOLOGY

     The Index is weighted by float-adjusted market capitalization. To be included in the Index, an issue must be all of the following:

     - The company must be both an equity owner and operator of commercial and/or residential real estate. Security types excluded from these more focused indexes include mortgage real estate investment trusts (each, a "REIT"), net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments.

     - The company must have a minimum total market capitalization of at least US $200 million at the time of its inclusion.

     - At least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets.

     - The liquidity of the company's stock must be commensurate with that of other institutionally held real estate securities.

INDEX MAINTENANCE

     Periodic and ongoing reviews of the index composition and shares are conducted based on the following rules:

     - Routine additions and deletions to the Index, as well as shares updates, are made quarterly after the close of trading on the third Friday of March, June, September and December. The changes become effective at the opening of trading on the next business day.

     - During the quarter, a component company's shares outstanding will be adjusted at the same time as a change in that company is made to the Dow Jones U.S. Total Stock Market Index or the Dow Jones family of Indexes.

     - A company will be removed from the Index if direct mortgage investments represent more than 25% of the company's assets for two consecutive quarters or if the company is reclassified as a mortgage or hybrid REIT.

     - An equity REIT that elects to drop its REIT status and become taxed as a C corporation will be removed from the REIT index but will remain in the Index if it continues to meet the qualifications for a real estate operating company.

     - A company will be removed from the Index if less than 50% of its total revenue is generated from the ownership and operation of real estate assets for two consecutive quarters.

     - A company will be removed from the Index if its stock becomes illiquid or has more than 10 nontrading days during the previous quarter.

     - A company will be removed from the Index if its stock is delisted by its primary market due to failure to meet financial or regulatory requirements.

     - A company will be removed from the Index if its total market capitalization falls below $100 million and remains at that level for two consecutive quarters.

     - If a component company enters bankruptcy proceedings, it will be removed from the Index and will remain ineligible for reinclusion until it has emerged from bankruptcy. However, the Dow Jones Index Oversight

          Committee may, following a review of the bankrupt company and the issues involved in the filing, decide to keep the company in the Index.

     - The Dow Jones Index Oversight Committee may, at its discretion and if it has determined a company to be in extreme financial distress, remove the company from the Index if the committee deems the removal necessary to protect the integrity of the index and the interests of investors in products linked to that index.

     - The Index value is based on each stock's closing price on its primary market and the official WM closing spot rates as of 5:30 p.m. eastern time.

INCEPTION DATE

     The date on which the Dow Jones Global Select Real Estate Securities Index was first published was March 21, 2006. Back-tested historical data is available on a monthly basis from December 31, 1992, and daily from January 1, 1999.

                    MACQUARIE GLOBAL INFRASTRUCTURE 100 INDEX

INDEX PROVIDER DESCRIPTION

     FTSE Group ("FTSE") is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by The Financial Times and the London Stock Exchange.

INDEX METHODOLOGY

     To be included in the index, an issue must be all of the following:

     - Each security must be a current constituent of the FTSE Global Equity Index Series ("GEIS") All Cap Index.

     - The share weighting of an individual constituent is the same as in the FTSE GEIS All Cap Index, based on the appropriate free float weighting of that Index.

     - The Companies classified in one of the following Industry Classification Benchmark ("ICB") subsectors are eligible for inclusion in the index --

          1. Pipelines
          2. Transportation Services
          3. Electricity
          4. Gas Distribution
          5. Multiutilities
          6. Water
          7. Telecommunications Equipment

               - Macquarie Communications Infrastructure (Code MCG) will be included in the Telecommunications Equipment subsector.

     - Macquarie will be responsible for vetting the constituent list and excluding noninfrastructure stocks. FTSE must receive this final constituent list 5 working days before the changes are to be implemented.

     - The MGI 100 Index is based on the universe of the Macquarie Global Infrastructure Index ("MGII") with a further country screen allowing only constituents in the FTSE Developed and FTSE Advanced Emerging regions.

INDEX MAINTENANCE

     Periodic and ongoing reviews of the index composition and shares are conducted based on the following rules:

     - The Index Series is reviewed semi annually in June and December as part of the reviews of the FTSE Global Equity Index Series on the same dates. The MGII constituents will be compiled using data available on the Monday, 3 weeks before the review implementation, and sent to Macquarie for sign off. The MGI100 Index will be cut after close, the Monday before implementation, once the MGII has been agreed.

     - Changes arising from the reviews are implemented after the close of business on the third Friday in June and December.

     - For the MGII, at review, eligible securities will be ranked by full market capitalization, and those single lines with a full market cap greater than $250m USD will be included in the index.

     -    There will be no intra-review additions to the MGII.

     - For the MGI 100 Index, the eligible companies from the MGII Index, and the further country screen, will then be re-ranked by investable market cap, and the top 100 will be included in the index. A reserve list of 10 securities will also be identified to replace any intra-review deletions to maintain 100 constituents at all times.

     - If a company with multiple lines is eligible, only the largest of those lines, by investable market cap, will be included in the index.

     In the event of a spin off, the spun off company will remain in the MGI 100 Index, if eligible, and if it is larger than the current lowest ranking constituent.

     The smallest constituent will be removed from the index at the close of business the day before the corporate action.

     The FTSE Global Equity Index Series covers over 7,000 securities in 48 different countries and captures 98% of the world's investable market capitalisation. The index series is divided into Developed, Advanced Emerging and Secondary Emerging segments.

                             MSCI ACWI EX-USA INDEX

INDEX PROVIDER DESCRIPTION

     Morgan Stanley Capital International ("MSCI") develops and maintains equity, REIT, fixed income, multi-asset class and hedge fund indices. MSCI is headquartered in New York, with research and commercial offices around the world. MSCI has constructed its equity indices for more than 30 years.

INDEX CRITERIA & METHODOLOGY SUMMARY

     A. Component Selection Criteria

          MSCI undertakes an index construction process, which involves: (i) defining the equity universe; (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors; (iii) classifying the universe of securities under the Global Industry Classification Standard (the "GICS"); and (iv) selecting securities for inclusion according to MSCI's index construction rules and guidelines.

     B. Eligibility

          The index construction process starts at the country level, with the identification of all listed securities for that country. Currently, MSCI creates equity indices for 50 country markets globally. MSCI classifies each company and its securities in one and only one country. This allows securities to be sorted distinctly by their respective countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. All listed equity securities, or listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe.

     C. Methodology

          MSCI follows a "bottom-up" approach to index construction, building indices up to the industry group level. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on: (i) each company's business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of securities, and (iii) the estimated free float for the company and its individual share classes. Only securities of companies with estimated free float greater than 15% are, in general, considered for inclusion. Exceptions to this general rule are made only in significant cases, where not including a security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.

     D. Liquidity

          All securities that are considered for inclusion or currently are included in the MSCI Indices must have adequate liquidity. However, liquidity is not the sole determinant for inclusion in the index, although it is an important consideration.

          In making an assessment of adequate liquidity levels, a number of absolute and relative liquidity measures are considered. These include patterns of traded volume and traded value over several periods of time.

          The analysis of the adequacy of a security's liquidity also considers the average liquidity for the country and the industry group to which the security belongs. In addition, in some cases, while assessing the liquidity of a local security, the trading volumes in depository receipts, such as American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs") may also be considered. MSCI does not define absolute minimum or maximum liquidity levels for stock inclusion or exclusion from the MSCI Standard Equity Index Series, but considers their relative standing within each country and between cycles. This is because liquidity is not comparable between countries.

     In addition, liquidity is partly a function of the cyclicality of markets or industries, and limiting index constituents to only the most liquid stocks would introduce a bias against those stocks and sectors that are temporarily out of favor with investors.

INDEX MAINTENANCE AND ISSUE CHANGES

     Overall, index maintenance can be described by three broad categories of implementation of changes:

     - Annual full country index reviews that systematically re-assess the various dimensions of the equity universe for all countries and are conducted on a fixed annual timetable;

     - Quarterly index reviews, aimed at promptly reflecting other significant market events; and

     - Ongoing event-related changes, such as mergers and acquisitions, which are generally implemented in the indices as they occur.

     The annual full country index review for all the MSCI Standard Country Indices is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs on only three dates throughout the year: as of the close of the last business day of February, August and November. Any Country Indices may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancings are generally announced at least two weeks in advance.

     Potential changes in the status of countries (stand-alone, emerging, developed) follow their own separate timetables.

     Market driven changes such as mergers, acquisitions, bankruptcies or new issues can cause changes in the index composition. MSCI seeks to monitor all cases of such corporate actions within the MSCI universe and implement them as they occur.

     A. Additions

          Potential additions are analyzed not only with respect to their industry group, but also with respect to their industry or sub-industry group, in order to represent a wide range of economic and business activities. All additions are considered in the context of MSCI's methodology, including the index constituent eligibility rules and guidelines.

          Security additions have to meet the normal criteria for inclusion and also often undergo a "seasoning period" of several months until trading patterns and volumes are established. Furthermore, sometimes a new issue, usually a privatization, comes to the market and substantially changes the country's industry profile. In this case, where even temporarily excluding it would distort the characteristics of the market, it may be immediately included in the MSCI Standard Equity Indices. There is no fixed number of companies included in the index. Therefore, the addition of a company does not necessarily cause the corresponding deletion of another.

     B. Deletions

          MSCI will remove from the MSCI Standard Equity Index Series as soon as practicable securities of companies that file for bankruptcy, companies that file for protection from their creditors and/or companies that are suspended for which a return to normal business activity and trading is unlikely in the near future.

          Securities may also be considered for early deletion in other significant cases, such as decreases in free float and Foreign Ownership Limits (FOLs). In addition, when a constituent company acquires or merges with a non-constituent company or spins-off another company, the securities of the constituent company may be removed from the index, if, for example, these securities are no longer representative of the industry as a result of the event.

INDEX AVAILABILITY

     The MSCI Standard Equity Indexes are calculated and published daily. Daily index values can be found at the MSCI website and are also made available to major newspapers, financial websites and financial data vendors.

EXCHANGE RATES AND PRICING

     The prices used to calculate the MSCI Indices are currently the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

     Exchange Rates: MSCI currently uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m. London time by the WM Reuters Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI currently uses these to calculate mid-point to 5 decimal places.

     MSCI may elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

                             RUSSELL/NOMURA INDEXES

INDEX PROVIDER DESCRIPTION

     The Russell/Nomura Japan Indexes were jointly developed by Russell Investment Group and Nomura Securities Co., Ltd. in 1995, and continue to serve as benchmarks of performance, based on various investment policies. The indexes, which have been value-weighted and free-float adjusted since inception, include only common stocks domiciled in Japan, and were the first Japanese stock market benchmark classified into several styles. All indexes are subsets of the Russell/Nomura Total Market Index, which represents approximately 98% of the investable Japan equity market.

     Purposes of Russell/Nomura Indexes:

     -    Determining investment strategies (strategic asset allocation)

     -    Determining manager structure

     -    Supporting portfolio management activities

     -    Evaluating performance

     -    Managing risk

     Characteristics of Russell/Nomura Indexes:

     - Entire Japanese market representation; constituent stocks are selected from among all listed stocks on the various stock exchanges in Japan, not just a single exchange

     - Reflect only stocks that are investable (available for investment) as market capitalization is free-float adjusted to account for stable shareholdings

     - Existence of subindexes for different sizes of companies based on market capitalization

     - Existence of subindexes for growth and value stocks, which are determined based on P/B ratios adjusted for off-balance sheet items

     -    Transparent methodology that eliminates arbitrary stock selection

     -    Annual reconstitution

RUSSELL/NOMURA PRIME INDEX

INDEX METHODOLOGY

     The Russell/Nomura PRIME Index is made up of the 1,000 largest stocks in terms of float-adjusted market capitalization of the Russell/Nomura Total Market Index, which are determined by an annual reconstitution of the Russell/Nomura Japan Indexes. A "banding" method is employed at reconstitution in order to control the frequent replacement caused by small fluctuations of market capitalization. A "negative list" method is also used to help prevent the inclusion of stocks of especially low liquidity. The "negative list" takes precedence over "banding."

     Under the "negative list" rule (exclusion of low-liquidity stocks), stocks ranked 2,001st or lower in terms of average monthly trading value in the one year prior to the reconstitution date are automatically excluded.

     Stocks ranked 900 or higher in terms of float-adjusted market capitalization are automatically included in the index, regardless of whether or not they were in the index immediately prior to the reconstitution. However under the "banding" (900 -- 1,100) rule, stocks ranked 901 -- 1,100 are only included in the index if they were constituents of the index immediately prior to the reconstitution, and are thus selected in rank order until 1,000 stocks have been selected in total. If a total of 1,000 stocks is not reached as a result of this process, then stocks ranked 901 -- 1,100 that were not constituents immediately prior to the reconstitution are selected until the 1,000-stock mark is reached.

INDEX MAINTENANCE

     The Russell/Nomura PRIME Index is reconstituted annually (on the first trading day in December). Newly listed large-caps are included every quarter. The index is calculated based on the share price for each stock on its primary exchange. The index maintains the inclusion of stocks that are tentatively delisted due to mergers or equity transfers, and free-float ratios are adjusted when private placements are made. Liquidation post stocks (where the name of the issuer of a stock falls within the purview of the Criteria for Delisting Stocks is put on the liquidation post to make the information public among investors) are removed from the index on the second day following the move to the liquidation post. Stocks that are delisted for reasons other than those noted above are removed from the index on the date of delisting. Stocks that have been removed from the index are not replaced.

     Outside of the annual reconstitution, free-float ratios (vis-a-vis stable shareholdings) will be revised as necessary, in principle, in the event of substantial changes in stable shareholdings due to corporate actions such as the conversion of preferred stocks, M&A involving private (non-listed) companies, tender offer bids (TOB), as well as private placements. The decision as to whether or not to revise free-float ratios will be made upon confirmation of the number of shares following such corporate actions, and in the case revisions are implemented, an announcement to this effect will be made and the changes duly reflected in the indexes.

STRUCTURAL CHANGES

     The aim of the annual reconstitution of the Russell/Nomura Japan Indexes is to completely and objectively rebuild the indexes to ensure market segments are accurately represented, while minimizing unnecessary turnover.

     Complete reconstitution is important for an index designed to represent market segments because market characteristics change over time. Lack of complete reconstitution results in sector, capitalization, and style biases, all of which challenge the ability of an index to represent the market.

     As a general rule, index changes are announced on the website of Nomura Securities about two weeks before the changes take effect, except but not limited to cases of unforeseen circumstances or when information cannot be confirmed.

INCEPTION DATE

     The inception date of the Russell/Nomura PRIME Index is June 2004, with historical performance going back to end-December, 1996.

INDEX COMPILATION

     The Russell/Nomura PRIME Index is compiled by Russell Investment Group and Nomura Securities Co., Ltd., in conjunction with Nomura Research Institute, as agent for Nomura Securities.

RUSSELL/NOMURA SMALL CAP INDEX

INDEX METHODOLOGY

     The Russell/Nomura Small Cap Index represents approximately the smallest 15% of stocks in terms of float-adjusted market capitalization of the Russell/Nomura Total Market Index, which are determined by an annual reconstitution of the Russell/Nomura Japan Indexes.

     For the Russell/Nomura Total Market Index itself, stocks are ranked according to free float-adjusted market capitalization and are selected based on data as of the end of the month two months prior to the reconstitution month. Stocks are added to the Total Market Index in descending order of adjusted market capitalization until over 98% of total market capitalization is represented and the number of stocks in the index is a multiple of 100.

     The Small Cap Index contains approximately the bottom 15% of Total Market Index stocks by adjusted market capitalization, and excludes stocks in the Large Cap Index.

INDEX MAINTENANCE

     The Russell/Nomura Small Cap Index is reconstituted annually (on the first trading day in December) as part of the overall reconstitution of the Russell/Nomura Total Market Index. The index is calculated based on the share price for each stock on its primary exchange. The index maintains the inclusion of stocks that are tentatively delisted due to mergers or equity transfers, and free-float ratios are adjusted when private placements are made. Liquidation post stocks (where the name of the issuer of a stock falls within the purview of the Criteria for Delisting Stocks is put on the liquidation post to make the information public among investors) are removed from the index on the second day following the move to the liquidation post. Stocks that are delisted for reasons other than those noted above are removed from the index on the date of delisting. Stocks that have been removed from the index are not replaced.

     Outside of the annual reconstitution, free-float ratios (vis-a-vis stable shareholdings) will be revised as necessary, in principle, in the event of substantial changes in stable shareholdings due to corporate actions such as the conversion of preferred stocks, M&A involving private (non-listed) companies, tender offer bids (TOB), as well as private placements. The decision as to whether or not to revise free-float ratios will be made upon confirmation of the number of shares following such corporate actions, and in the case revisions are implemented, an announcement to this effect will be made and the changes duly reflected in the indexes.

STRUCTURAL CHANGES

     The aim of the annual reconstitution of the Russell/Nomura Japan Indexes is to completely and objectively rebuild the indexes to ensure market segments are accurately represented, while minimizing unnecessary turnover. Complete reconstitution is important for an index designed to represent market segments because market characteristics change over time. Lack of complete reconstitution results in sector, capitalization, and style biases, all of which challenge the ability of an index to represent the market. As a general rule, index changes are announced on the website of Nomura Securities about two weeks before the changes take effect, except but not limited to cases of unforeseen circumstances or when information cannot be confirmed.

INCEPTION DATE

     The inception date of the Russell/Nomura Small Cap Index is December 1995, with historical performance going back to end-December, 1979.

INDEX COMPILATION

     The Russell/Nomura Small Cap Index is compiled by Russell Investment Group and Nomura Securities Co., Ltd., in conjunction with Nomura Research Institute, as agent for Nomura Securities.

                               INVESTMENT POLICIES

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of each Fund and, therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse effect on a Fund's performance or subject a Fund's Shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Fund and may make it less likely that a Fund will meet its investment objective.

CONCENTRATION

Each Fund may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect a Fund's performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund's size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, and subject to the Trust's exemptive relief, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future and can have substantial price volatility. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. At the discretion of the Adviser, the Funds may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

Each Fund may purchase publicly traded common stocks of foreign corporations.

Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

A Fund's investment in common stock of foreign corporations may also be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees (the "Board") who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company ("State Street"), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for each Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. Although State Street has agreed to provide the Funds with indemnification in the event of borrower default, the Funds are still exposed to the risk of losses in the event a borrower does not return a Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day - as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Funds are able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. A Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of fund assets that can be used in connection with repurchase agreements, the Funds do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of their respective total assets.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions;
(iv) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" by S&P, or if unrated, of comparable quality as determined by the Adviser;
(v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and
(vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements. A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission ("CFTC") regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts are not currently available for all of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Restrictions on the Use of Futures and Options. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with the Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Short Sales "Against the Box". Each Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Swap Agreements. Each Fund may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap ("CDS"), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS. Such segregation will not limit the Fund's exposure to loss.

CDS agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, CDSs are subject to the risk of illiquidity within the CDS market on the whole, as well as counterparty risk. A Fund will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness.

FUTURE DEVELOPMENTS

A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

                        SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund's limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest.

If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

The Funds may and, in particular, the SPDR Dow Jones International Real Estate ETF and SPDR Dow Jones Global Real Estate ETF will, invest in REITs. REITs pool investor's funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, a Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Change its investment objective (except for the SPDR FTSE/Macquarie Global Infrastructure 100 ETF, SPDR S&P International Dividend ETF, SPDR S&P International Mid Cap ETF, SPDR S&P Emerging Markets Small Cap ETF, SPDR Dow Jones Global Real Estate ETF, SPDR S&P International Consumer Discretionary Sector ETF, SPDR S&P International Consumer Staples Sector ETF, SPDR S&P International Energy Sector ETF, SPDR S&P International Financial Sector ETF, SPDR S&P International Health Care Sector ETF, SPDR S&P International Industrial Sector ETF, SPDR S&P International Materials Sector ETF, SPDR S&P International Technology Sector ETF, SPDR S&P International Telecommunications Sector ETF and the SPDR S&P International Utilities Sector ETF);

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant index for the purchase of Creation Units);

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings (the deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets)(1);

5. Purchase, hold or deal in real estate, but a Fund may purchase and sell securities that are issued by companies that invest or deal in real estate assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short, except short sales "against the box";

9. Invest in commodities or commodity contracts, except that a Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts; or

----------
(1) There is no limit on the percentage of total assets a Fund may pledge. Each Fund, however, will only pledge assets as consistent with Section 18 of the 1940 Act. Accordingly, based on SEC staff interpretation, a Fund will only pledge up to one-third of its total assets.

10. Concentrate its investments in an industry (i.e., hold 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; or

3. Under normal circumstances:

     a. with respect to the Stoxx Funds, invest less than 90% of its total assets in component securities that comprise its relevant benchmark Index;

     b. with respect to the Funds (except the Stoxx Funds, the SPDR S&P BRIC 40 ETF, the SPDR S&P International Dividend ETF, the SPDR S&P International Mid Cap ETF, the SPDR S&P Emerging Markets Small Cap ETF, the SPDR Dow Jones Global Real Estate ETF, the SPDR S&P International Consumer Discretionary Sector ETF, the SPDR S&P International Consumer Staples Sector ETF, the SPDR S&P International Energy Sector ETF, the SPDR S&P International Financial Sector ETF, the SPDR S&P International Health Care Sector ETF, the SPDR S&P International Industrial Sector ETF, the SPDR S&P International Materials Sector ETF, the SPDR S&P International Technology Sector ETF, the SPDR S&P International Telecommunications Sector ETF and the SPDR S&P International Utilities Sector ETF), invest less than 90% of its total assets in component securities that comprise its relevant benchmark Index or in ADRs or GDRs based on the securities in its Index;

     c. with respect to the SPDR S&P BRIC 40 ETF, the SPDR S&P International Dividend ETF, the SPDR S&P International Mid Cap ETF, the SPDR S&P Emerging Markets Small Cap ETF, the SPDR Dow Jones Global Real Estate ETF, the SPDR S&P International Consumer Discretionary Sector ETF, the SPDR S&P International Consumer Staples Sector ETF, the SPDR S&P International Energy Sector ETF, the SPDR S&P International Financial Sector ETF, the SPDR S&P International Health Care Sector ETF, the SPDR S&P International Industrial Sector ETF, the SPDR S&P International Materials Sector ETF, the SPDR S&P International Technology Sector ETF, the SPDR S&P International Telecommunications Sector ETF and the SPDR S&P International Utilities Sector ETF, invest less than 80% of its total assets in component securities that comprise its relevant benchmark Index or in ADRs or GDRs based on the securities in its Index;

     d. with respect to the SPDR S&P International Consumer Discretionary Sector ETF, the SPDR S&P International Consumer Staples Sector ETF, the SPDR S&P International Energy Sector ETF, the SPDR S&P International Financial Sector ETF, the SPDR S&P International Health Care Sector ETF, the SPDR S&P International Industrial Sector ETF, the SPDR S&P International Materials Sector ETF, the SPDR S&P International Technology Sector ETF, the SPDR S&P International Telecommunications Sector ETF and the SPDR S&P International Utilities Sector ETF, invest less than 80% of its assets in securities of companies (or derivatives thereof) in its respective sector;

     e. with respect to the SPDR S&P Europe ETF and SPDR S&P Emerging Europe ETF, invest less than 80% of their assets in securities of European companies;

     f. with respect to the SPDR S&P Asia Pacific ETF and SPDR S&P Emerging Asia Pacific ETF, invest less than 80% of their assets in securities of Asian Pacific companies;

     g. with respect to the SPDR S&P China ETF, invest less than 80% of its assets in securities of Chinese companies;

     h. with respect to the SPDR S&P Emerging Latin America ETF, invest less than 80% of its assets in securities of Latin American companies;

     i. with respect to the SPDR S&P Emerging Middle East & Africa ETF, invest less than 80% of its assets in securities of Middle Eastern and/or African companies;

     j. with respect to the SPDR S&P International Small Cap ETF and the SPDR S&P Emerging Markets Small Cap ETF, invest less than 80% of its assets in securities of small capitalization companies;

     k. with respect to the SPDR Dow Jones International Real Estate ETF and the SPDR Dow Jones Global Real Estate ETF, invest less than 80% of its assets in securities of real estate companies;

     l. with respect to the SPDR FTSE/Macquarie Global Infrastructure 100 ETF, invest less than 80% of its assets in securities of companies in the infrastructure industry;

     m. with respect to the SPDR Russell/Nomura PRIME Japan ETF, invest less than 80% of its assets in securities of Japanese companies;

     n. with respect to the SPDR Russell/Nomura Small Cap Japan ETF, invest less than 80% of its assets in securities of small capitalization Japanese companies;

     o. With respect to the SPDR S&P International Mid Cap ETF, invest, under normal circumstances, less than 80% of its assets in securities of mid-capitalization companies;

Prior to any change in a Fund's 90% investment policy or 80% investment policy, as applicable, such Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                          EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under "PURCHASE AND SALE INFORMATION" and "ADDITIONAL PURCHASE AND SALE INFORMATION." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Index or the portfolio securities on which such Fund is based is no longer calculated or available; (3) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly-traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which a Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.

                             MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management operations and business affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Adviser, are listed below:

TRUSTEES AND OFFICERS OF THE TRUST

                                                                              NUMBER OF
                                                                             PORTFOLIOS
                                              TERM OF         PRINCIPAL        IN FUND
                                             OFFICE AND     OCCUPATION(S)      COMPLEX          OTHER
NAME, ADDRESS                 POSITION(S)    LENGTH OF       DURING PAST      OVERSEEN      DIRECTORSHIPS
AND YEAR OF BIRTH              WITH FUNDS   TIME SERVED        5 YEARS       BY TRUSTEE    HELD BY TRUSTEE
-----------------             -----------   -----------   ----------------   ----------   -----------------
TRUSTEES
INDEPENDENT TRUSTEES
FRANK NESVET                  Independent   Unlimited     Chief Executive    102          SPDR Series Trust
c/o SPDR Index Shares Funds   Trustee,      Elected:      Officer, Libra                  (Trustee).
State Street Financial        Chairman      July 2004     Group, Inc.
Center                                                    (1998-present)(a
One Lincoln Street                                        financial
Boston, MA 02111-2900                                     services
1943                                                      consulting
                                                          company).

DAVID M. KELLY                Independent   Unlimited     Retired.           102          Chicago Stock
c/o SPDR Index Shares Funds   Trustee       Elected:                                      Exchange
State Street Financial                      July 2004                                     (Public Governor/
Center                                                                                    Director);
One Lincoln Street                                                                        Penson Worldwide
Boston, MA 02111-2900                                                                     Inc.
1938                                                                                      (Director);
                                                                                          SPDR Series Trust
                                                                                          (Trustee).

OFFICERS

                                                             TERM OF
                                                           OFFICE AND
NAME, ADDRESS                       POSITION(S)             LENGTH OF              PRINCIPAL OCCUPATION(S)
AND YEAR OF BIRTH                    WITH FUNDS            TIME SERVED               DURING PAST 5 YEARS
-----------------               -------------------   --------------------   ----------------------------------
JAMES E. ROSS                   President             Unlimited              President, SSgA Funds
SSgA Funds Management, Inc.                           Elected President:     Management, Inc.
State Street Financial Center                         May 2005               (2005-present); Principal, SSgA
One Lincoln Street                                                           Funds Management, Inc.
Boston, MA 02111-2900                                                        (2001-present); Senior Managing
1965                                                                         Director, State Street Global
                                                                             Advisors (2006-present);
                                                                             Principal, State Street Global
                                                                             Advisors
                                                                             (2000 to 2006).

ELLEN M. NEEDHAM                Vice President        Unlimited              Principal, SSgA Funds
SSgA Funds Management, Inc.                           Elected: March 2008    Management, Inc.
State Street Financial Center                                                (1992-present)*; Managing
One Lincoln Street                                                           Director, State Street Global
Boston, MA 02111                                                             Advisors (1992-present).*
1967

MICHAEL P. RILEY                Vice President        Unlimited              Vice President, State Street
SSgA Funds Management, Inc.                           Elected: February      Global Advisors (2008-present);
State Street Financial Center                         2005                   Principal, State Street Global
One Lincoln Street                                                           Advisors
Boston, MA 02111                                                             (2005-2008); Assistant Vice
1969                                                                         President, State Street Bank
                                                                             and Trust Company
                                                                             (2000-2004).

GARY L. FRENCH                  Treasurer             Unlimited              Senior Vice President,
State Street Bank and Trust                           Elected: May  2005     State Street Bank and Trust
Company                                                                      Company
Two Avenue de Lafayette                                                      (2002-present); Managing
Boston, MA 02111                                                             Director, Deutsche Bank
1951                                                                         (2001-2002).

RYAN M. LOUVAR                  Secretary             Unlimited              Vice President and Senior
State Street Bank and Trust                           Elected: August 2008   Counsel, State Street Bank and
Company                                                                      Trust Company (2005-present);
4 Copley Place, 5th Floor                                                    Counsel, BISYS Group, Inc.
Boston, MA 02116                                                             (2000-2005) (a financial
1972                                                                         services company).

MARK E. TUTTLE                  Assistant             Unlimited              Vice President and Counsel,
State Street Bank and Trust     Secretary             Elected: August 2007   State Street Bank & Trust
Company                                                                      Company (2007-present);
4 Copley Place, 5th Floor                                                    Assistant Counsel, BISYS Group,
Boston, MA 02116                                                             Inc. (2005-2007*) (a financial
1970                                                                         services company).

----------
*    Served in various capacities during the noted time period.

                                                             TERM OF
                                                           OFFICE AND
NAME, ADDRESS                       POSITION(S)             LENGTH OF              PRINCIPAL OCCUPATION(S)
AND YEAR OF BIRTH                    WITH FUNDS            TIME SERVED               DURING PAST 5 YEARS
-----------------               -------------------   --------------------   ----------------------------------
LAURA F. HEALY                  Assistant             Unlimited              Vice President, State Street Bank
State Street Bank and Trust     Treasurer             Elected: November      and Trust Company (2002-present).*
Company                                               2007
Two Avenue de Lafayette
Boston, MA 02111
1964

CHAD C. HALLETT                 Assistant Treasurer   Unlimited              Vice President, State Street Bank
State Street Bank and Trust                           Elected: May 2006      and Trust Company (2001-present).*
Company
Two Avenue de Lafayette
Boston, MA  02111
1969

MATTHEW FLAHERTY                Assistant             Unlimited              Assistant Vice President, State
State Street Bank and Trust     Treasurer             Elected: May 2005      Street Bank and Trust
Company                                                                      (1994-present).*
Two Avenue de Lafayette
Boston, MA 02111
1971

JULIE B. PIATELLI               Chief                 Unlimited              Principal and Senior Compliance
SSgA Funds                      Compliance            Elected: August 2007   Officer, SSgA Funds Management,
Management, Inc.                Officer                                      Inc.
State Street Financial Center                                                (2004-present); Vice President,
One Lincoln Street                                                           State  Street Global Advisors
Boston, MA 02111                                                             (2004-present);
1967                                                                         Senior Manager,
                                                                             PricewaterhouseCoopers, LLP
                                                                             (1999-2004)

----------
*    Served in various capacities during the noted time period.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust, other than the Trust's Chief Compliance Officer, who serves at the pleasure of the Independent Trustees. The Trust and SPDR Series Trust ("SST") pay in the aggregate, each Independent Trustee an annual fee of $90,000 plus $5,000 per in-person meeting attended. An Independent Trustee will receive $1,250 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $25,000 and the Chair of the Audit Committee receives an additional annual fee of $10,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trust and SST and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended September 30, 2009.

                                               PENSION OR
                                          RETIREMENT BENEFITS                        TOTAL COMPENSATION
                          AGGREGATE             ACCRUED         ESTIMATED ANNUAL          FROM THE
NAME OF               COMPENSATION FROM     AS PART OF TRUST        BENEFITS       TRUST AND FUND COMPLEX
INDEPENDENT TRUSTEE       THE TRUST             EXPENSES         UPON RETIREMENT    PAID TO TRUSTEES (1)
-------------------   -----------------   -------------------   ----------------   ----------------------
Frank Nesvet               $25,514                 NA                  NA                 $137,000
Helen F. Peters(2)         $21,755                 NA                  NA                 $116,500
David M. Kelly             $20,702                 NA                  NA                 $112,000

(1)  The Fund Complex includes the Trust and SST.

(2) Ms. Peters resigned from her position as Trustee of the Trust effective December 31, 2009.

No trustee or officer is entitled to any pension or retirement benefits from the Trust.

OWNERSHIP OF SHARES

The following table shows the dollar range of equity securities beneficially owned by each of the Trustees as of December 31, 2009:

                                                              AGGREGATE DOLLAR RANGE
                                                             OF EQUITY SECURITIES IN
                                                            ALL REGISTERED INVESTMENT
                               DOLLAR RANGE OF          COMPANIES OVERSEEN BY THE TRUSTEE
NAME OF TRUSTEE        EQUITY SECURITIES IN THE TRUST   IN FAMILY OF INVESTMENT COMPANIES
---------------        ------------------------------   ---------------------------------
INDEPENDENT TRUSTEES
David M. Kelly                      None                               None
Frank Nesvet                        None                               None

As of December 31, 2009, the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members did not own beneficially or of record any securities in the Adviser, the Sub-Adviser, the Distributor or any person controlling, controlled by, or under common control with the Adviser, Sub-Adviser or the Distributor.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Ms. Peters served as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met three (3) times during the fiscal year ended September 30, 2009.

Trustee Committee. The Board has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: (1) nominate Independent Trustees; (2) review on a periodic basis the governance structures and procedures of the Funds; (3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; (4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and (5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met seven (7) times during the fiscal year ended September 30, 2009.

Pricing and Investment Committee. The Board also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Board met four (4) times during the fiscal year ended September 30, 2009 to review and ratify fair value pricing determinations of the Pricing and Investment Committee. The Pricing and Investment Committee reports to the Board on a quarterly basis.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy, which has been adopted by the Sub-Adviser, is attached at the end of this SAI. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge by calling 1-866-787-2257; and (2) on the Funds' website at www.spdrs.com; and (3) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the "NSCC"). The basket represents one Creation Unit of a Fund. The Trust, the Adviser, the Sub-Adviser or State Street will not disseminate non-public information concerning the
Trust: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

THE INVESTMENT ADVISER

SSgA Funds Management, Inc. acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. As of December 31, 2009, the Adviser managed approximately $168.43 billion. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors ("SSgA"), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement ("Investment Advisory Agreement") between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

A discussion regarding the basis for the Board's approval or continuation of the Investment Advisory Agreements regarding certain Funds is available in the Trust's Semi-Annual Report to Shareholders dated March 31, 2009 and in the Trust's Annual Report to Shareholders dated September 30, 2009.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in the Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses, and other extraordinary expenses.

For the past three fiscal years ended September 30, the Funds paid the following amounts to the Adviser:

FUND                                                          2009            2008             2007
----                                                       ----------      ----------       ----------
SPDR DJ STOXX 50 ETF                                       $  148,567      $  382,789       $  389,812
SPDR DJ EURO STOXX 50 ETF                                  $  419,666      $1,243,513       $1,254,644
SPDR S&P Asia Pacific ETF                                         N/A(1)          N/A(1)           N/A(1)
SPDR S&P Emerging Asia Pacific ETF                         $1,387,333      $  664,093       $   85,114(2)
SPDR S&P China ETF                                         $1,418,719      $  969,669       $  149,963(2)
SPDR S&P Emerging Markets ETF                              $  336,474      $  287,408       $   67,842(2)
SPDR S&P BRIC 40 ETF                                       $  931,879(11)  $1,376,407(10)   $   78,069(7)(9)
SPDR S&P Europe ETF                                               N/A(1)          N/A(1)           N/A(1)
SPDR S&P Emerging Europe ETF                               $  336,644      $  514,676       $   55,660(2)
SPDR S&P Emerging Latin America ETF                        $  402,888      $  526,256       $   88,822(2)
SPDR S&P Emerging Middle East & Africa ETF                 $  599,285      $  730,350       $   61,939(2)
SPDR S&P World ex-US ETF                                   $  193,246      $   61,084       $   19,932(8)
SPDR S&P International Small Cap ETF                       $1,871,259      $1,658,413       $  157,589(8)
SPDR Dow Jones International Real Estate ETF               $3,453,477      $5,924,236       $3,211,424(3)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF          $  378,191      $  447,751       $  106,123(4)
SPDR MSCI ACWI ex-US ETF                                   $  785,407      $  876,487       $  160,478(5)
SPDR Russell/Nomura PRIME Japan ETF                        $   73,627      $  327,241       $1,081,791(6)
SPDR Russell/Nomura Small Cap Japan ETF                    $  385,311      $  523,593       $  517,959(6)
SPDR S&P International Dividend ETF                        $  220,884      $   83,241(12)          N/A(1)
SPDR S&P International Mid Cap ETF                         $   49,209      $   11,459(13)          N/A(1)
SPDR S&P Emerging Markets Small Cap ETF                    $  121,927      $   11,555(14)          N/A(1)
SPDR Dow Jones Global Real Estate ETF                      $  169,810      $   16,018(13)          N/A(1)
SPDR S&P International Consumer Discretionary Sector ETF   $   19,159      $    5,255(15)          N/A(1)
SPDR S&P International Consumer Staples Sector ETF         $   21,971      $    5,748(15)          N/A(1)
SPDR S&P International Energy Sector ETF                   $   21,140      $    6,080(15)          N/A(1)
SPDR S&P International Financial Sector ETF                $   15,795      $    5,071(15)          N/A(1)
SPDR S&P International Health Care Sector ETF              $   24,342      $    6,389(15)          N/A(1)
SPDR S&P International Industrial Sector ETF               $   18,147      $    5,461(15)          N/A(1)
SPDR S&P International Materials Sector ETF                $   28,558      $    5,763(15)          N/A(1)

SPDR S&P International Technology Sector ETF               $   23,808   $    5,588(14)       N/A(1)
SPDR S&P International Telecommunications Sector ETF       $   22,795   $    5,240(14)       N/A(1)
SPDR S&P International Utilities Sector ETF                $   20,365   $    5,815(14)       N/A(1)

(1)  The Fund was not operational.

(2)  The Fund commenced operations on March 20, 2007.

(3)  The Fund commenced operations on December 15, 2006.

(4)  The Fund commenced operations on January 25, 2007.

(5)  The Fund commenced operations on January 10, 2007.

(6)  The Fund commenced operations on November 9, 2006.

(7)  The Fund commenced operations on June 19, 2007.

(8)  The Fund commenced operations on April 20, 2007.

(9) During this period, the Adviser waived $15,831 of its fees for the SPDR S&P BRIC ETF, thus the Adviser actually received $62,238 for the period.

(10) During this period, the Adviser waived $277,682 of its fees for the SPDR S&P BRIC ETF, thus the Adviser actually received $1,098,725 for the period.

(11) During the period, the Adviser waived $44,529 of its fees for the SPDR S&P BRIC ETF, thus the Adviser actually received $887,350 for the period.

(12) The Fund commenced operations on February 12, 2008.

(13) The Fund commenced operations on May 7, 2008.

(14) The Fund commenced operations on May 12, 2008.

(15) The Fund commenced operations on July 16, 2008.

INVESTMENT SUB-ADVISER (SPDR Dow Jones International Real Estate ETF and SPDR Dow Jones Global Real Estate ETF)

Pursuant to the Advisory Agreement between the SPDR Dow Jones International Real Estate ETF and the SPDR Dow Jones Global Real Estate ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman" or the "Sub-Adviser"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR Dow Jones International Real Estate ETF's investments and the SPDR Dow Jones Global Real Estate ETF's investments, subject to supervision of the Adviser and the Board while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of December 31, 2009, Tuckerman managed approximately $6.194 billion in assets. Tuckerman's principal business address is 4 International Drive, Suite 230, Rye Brook, NY 10573.

The Adviser and the Sub-Adviser, as acknowledged by the Trust, have entered into a Sub-Advisory Agreement with respect to the SPDR Dow Jones International Real Estate ETF and the SPDR Dow Jones Global Real Estate ETF. The Sub-Advisory Agreement continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940
Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Sub-Advisory Agreement is also terminable upon 60 days notice by the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

A discussion regarding the basis for the Board's approval or continuation of the Sub-Advisory Agreement is available in the Trust's Annual Report to Shareholders dated September 30, 2009.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee equal to 0.15% of average daily net assets with respect to the SPDR Dow Jones International Real Estate ETF and the SPDR Dow Jones Global Real Estate ETF. For the past three fiscal years ended September 30, the Adviser paid the following amounts to Tuckerman for its services:

FUND                                             2009        2008        2007
----                                           --------   ----------   --------
SPDR Dow Jones International Real Estate ETF   $494,720   $1,254,301   $653,596
SPDR Dow Jones Global Real Estate ETF          $ 30,684   $        0   $      0

PORTFOLIO MANAGERS

The Adviser manages the Funds, and with respect to the SPDR Dow Jones International Real Estate ETF and the SPDR Dow Jones Global Real Estate ETF, the Adviser and Sub-Adviser each manage the Fund, using a team of investment professionals. Key professionals primarily involved in the day-to-day portfolio management for each Fund include:

FUND                                                               PORTFOLIO MANAGERS
----                                                        --------------------------------
All ETFs (Excluding the SPDR Dow Jones International Real   Lynn Blake, John Tucker
Estate ETF and the SPDR Dow Jones Global Real Estate ETF)

SPDR Dow Jones International Real Estate ETF and SPDR Dow   Amos J. Rogers III, Sophia Banar
Jones Global Real Estate ETF

The following table lists the number and types of other accounts managed by each of the key professionals primarily involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

                 OTHER ACCOUNTS MANAGED AS OF SEPTEMBER 30, 2009


              Registered                   Pooled                                                Total
              Investment      Assets     Investment      Assets                    Assets        Assets
Portfolio      Company       Managed       Vehicle      Managed       Other       Managed       Managed
Manager        Accounts    (billions)*    Accounts    (billions)*   Accounts    (billions)*   (billions)*
---------     ----------   -----------   ----------   -----------   ---------   -----------   -----------
Lynn Blake        79          $55.24         221        $240.96        246        $175.96       $472.16
John Tucker       79          $55.24         221        $240.96        246        $175.96       $472.16

*    There are no performance fees associated with these portfolios.

The portfolio managers listed above do not beneficially own any Shares of the Funds as of September 30, 2009.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio managers' accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF AND SPDR DOW JONES GLOBAL REAL ESTATE ETF

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the SPDR Dow Jones International Real Estate ETF and the SPDR Dow Jones Global Real Estate ETF, and assets under management in those accounts as of September 30, 2009.

                     Registered                   Pooled                                                Total
                     Investment      Assets     Investment      Assets                    Assets        Assets
Portfolio             Company       Managed      Vehicle        Managed       Other      Managed       Managed
Manager               Accounts    (billions)*    Accounts     (billions)*   Accounts   (billions)*   (billions)*
--------             ----------   -----------   ----------   ------------   --------   -----------   -----------
Amos J. Rogers III       10          $2.64          13           $0.95         29         $1.14         $4.73
Sophia Banar             10          $2.64          13           $0.95         29         $1.14         $4.73

*    There are no performance fees associated with these portfolios.

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of September 30, 2009.

                                                         DOLLAR RANGE OF FUND
PORTFOLIO MANAGER                 FUND                SHARES BENEFICIALLY OWNED
-----------------    ------------------------------   -------------------------
                             SPDR Dow Jones
Amos J. Rogers III    International Real Estate ETF           $1-$10,000
Sophia Banar                      None                           None

Tuckerman's portfolio managers are compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's income generated by all accounts included within the manager's investment strategy, including the fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Tuckerman based on assets under management. Tuckerman bases incentive bonuses on income earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager's interests more closely with the long-term interests of clients. Most senior professionals, including portfolio managers have ownership interests in the firm.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Funds.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.

State Street also serves as Custodian for each Fund pursuant to a custodian agreement ("Custodian Agreement"). As Custodian, State Street holds each Fund's assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent of each Fund pursuant to a transfer agency agreement ("Transfer Agency and Service Agreement").

COMPENSATION. As compensation for its services under the Administration Agreement, the Custodian Agreement and Transfer Agency and Service Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of each Fund, as follows: 0.045% on the first $4.5 billion, 0.040% on the next $4.5 billion, and 0.0225% on the next $3.5 billion, and 0.0125% thereafter. For each Fund, after the first six months of operations, a $75,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by a Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency and Service Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC (the "Distributor") is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement ("Distribution Agreement") with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "PURCHASE AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units, for which it may receive commissions or other fees from such Authorized Participants.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of the Funds.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

                             BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. The Adviser considers the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks ("ECNs") when appropriate.

SSgA FM does not currently use the Funds' assets for, or participate in, third party soft dollar arrangements, although SSgA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. SSgA FM does not "pay up" for the value of any such proprietary research. SSgA FM may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits for SSgA. Although SSgA FM's clients' commissions are not used for third party soft dollars, SSgA FM's and SSgA's clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The table below shows the aggregate dollar amount of brokerage commissions paid by the Funds for the fiscal years ended September 30. None of the brokerage commissions paid were paid to affiliated brokers. Brokerage commissions paid by a Fund may be substantially different from year to year for multiple reasons, including market volatility and the demand for a particular Fund.

FUND                                                     2009          2008         2007
----                                                   --------     ----------    --------
SPDR DJ STOXX 50 ETF                                   $ 14,163     $ 11,936      $  7,867
SPDR DJ EURO STOXX 50 ETF                              $  3,824     $ 42,513      $ 38,592
SPDR S&P Asia Pacific ETF                                   N/A(1)       N/A(1)        N/A(1)
SPDR S&P Emerging Asia Pacific ETF                     $136,650     $143,352      $ 32,647(2)
SPDR S&P China ETF                                     $  5,795     $ 12,823      $    178(2)
SPDR S&P Emerging Markets ETF                          $ 20,474     $ 35,933      $ 22,135(2)
SPDR S&P BRIC 40 ETF                                   $ 48,955     $ 63,209      $      0(3)
SPDR S&P Europe ETF                                         N/A(1)       N/A(1)        N/A(1)
SPDR S&P Emerging Europe ETF                           $126,651     $ 60,092      $ 14,076(2)
SPDR S&P Emerging Latin America ETF                    $ 67,668     $ 54,058      $ 12,128(2)
SPDR S&P Emerging Middle East & Africa ETF             $175,484     $320,476      $ 34,555(2)
SPDR S&P World ex-US ETF                               $  5,941     $  1,093      $    252(4)
SPDR S&P International Small Cap ETF                   $113,171     $248,178      $ 10,651(4)
SPDR Dow Jones International Real Estate ETF           $131,206     $124,428      $138,837(5)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF      $  3,940     $  5,413      $  1,716(6)
SPDR MSCI ACWI ex-US ETF                               $ 23,746     $ 14,553      $  6,317(7)
SPDR Russell/Nomura PRIME Japan ETF                    $    800     $  3,930      $  4,546(8)
SPDR Russell/Nomura Small Cap Japan ETF                $ 14,285     $ 16,886      $  1,669(8)
SPDR S&P International Dividend ETF                    $119,635     $ 24,126(9)        N/A(1)
SPDR S&P International Mid Cap ETF                     $  8,999     $  1,518(10)       N/A(1)
SPDR S&P Emerging Markets Small Cap ETF                $111,364     $ 16,432(11)       N/A(1)
SPDR Dow Jones Global Real Estate ETF                  $  4,832     $    367(10)       N/A(1)
SPDR S&P International Consumer Discretionary Sector
   ETF                                                 $    250     $    162(12)       N/A(1)

SPDR S&P International Consumer Staples Sector ETF     $    229     $    337(12)       N/A(1)
SPDR S&P International Energy Sector ETF               $    277     $     98(12)       N/A(1)
SPDR S&P International Financial Sector ETF            $  1,009     $      0(12)       N/A(1)
SPDR S&P International Health Care Sector ETF          $     15     $  1,151(12)       N/A(1)
SPDR S&P International Industrial Sector ETF           $     88     $     36(12)       N/A(1)
SPDR S&P International Materials Sector ETF            $    205     $    232(12)       N/A(1)
SPDR S&P International Technology Sector ETF           $    168     $      0(12)       N/A(1)
SPDR S&P International Telecommunications Sector ETF   $    255     $      0(12)       N/A(1)
SPDR S&P International Utilities Sector ETF            $    274     $     68(12)       N/A(1)

----------
(1)  The Fund was not operational.

(2)  The Fund commenced operations on March 20, 2007.

(3)  The Fund commenced operations on June 19, 2007.

(4)  The Fund commenced operations on April 20, 2007.

(5)  The Fund commenced operations on December 15, 2006.

(6)  The Fund commenced operations on January 25, 2007.

(7)  The Fund commenced operations on January 10, 2007.

(8)  The Fund commenced operations on November 9, 2006.

(9)  The Fund commenced operations on February 12, 2008.

(10) The Fund commenced operations on May 7, 2008.

(11) The Fund commenced operations on May 12, 2008.

(12) The Fund commenced operations on July 16, 2008.

Securities of "Regular Broker-Dealer." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's Shares.

Holdings in Shares of Regular Broker-Dealers as of September 30, 2009.

Banco Santander SA               $16,615,500
Barclay's Capital, Inc.          $ 2,903,812
Credit Suisse Group              $ 2,620,014
Deutsche Bank Securities, Inc.   $ 5,803,995
RBC Capital Markets Corp.        $   416,961
Toronto Dominion Bank            $   314,990
UBS Securities LLC               $ 2,793,112

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

                             BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "ADDITIONAL PURCHASE AND SALE INFORMATION."

The Depository Trust Company ("DTC") acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the "NYSE") and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of January 1, 2010, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Funds were as follows:

SPDR DJ STOXX 50 ETF                                Morgan Stanley & Co.
                                                    Incorporated/Retail
                                                    75 Varick Street
                                                    New York, NY 11201                    16.23%

                                                    J.P. Morgan Clearing Corp.
                                                    245 Park Avenue
                                                    New York, NY 10167                     8.21%

                                                    NBCN, Inc.
                                                    130 Adelaide Street, West
                                                    Suite 1400
                                                    Toronto, Ontario, Canada M5H 3P5       8.10%

                                                    UBS Financial Services, Inc.
                                                    1000 Harbor Boulevard
                                                    Weehawken, NJ 07086-6790               7.48%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                     6.84%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104                6.40%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                  6.01%

                                                    Pershing, LLC
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399                  5.70%

                                                    Merrill Lynch, Pierce, Fenner &
                                                    Smith Incorporated
                                                    World Financial Center
                                                    New York, NY 10080                     5.25%

SPDR DJ EURO STOXX 50 ETF                           Brown Brothers Harriman & Co.
                                                    525 Washington Blvd.
                                                    Jersey City, NJ 07310                 11.35%

                                                    JPMorgan Chase Bank, National
                                                    Association
                                                    14201 Dallas Parkway
                                                    Dallas, TX 75254-2916                 10.76%

                                                    Pershing, LLC
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399                  9.85%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                     7.42%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104                7.20%

                                                    UBS Financial Services, Inc.
                                                    1000 Harbor Boulevard
                                                    Weehawken, NJ 07086-6790               6.49%

SPDR S&P Emerging Asia Pacific ETF                  Brown Brothers Harriman & Co.
                                                    525 Washington Blvd.
                                                    Jersey City, NJ 07310                 13.36%

                                                    Pershing, LLC
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399                  9.75%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                     6.33%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                  5.69%

                                                    State Street Bank and Trust Company
                                                    Two Heritage Drive
                                                    North Quincy, MA 02171                 5.48%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104                5.13%

SPDR S&P China ETF                                  Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               15.51%

                                                    National Financial Services LLC
                                                    222 Delaware Avenue
                                                    Wilmington, DE 19801                  11.39%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                 10.65%

                                                    Brown Brothers Harriman & Co.
                                                    525 Washington Blvd.
                                                    Jersey City, NJ 07310                  6.59%

                                                    Pershing, LLC
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399                  5.30%

SPDR S&P Emerging Markets ETF                       State Street Bank and Trust Company
                                                    Two Heritage Drive
                                                    North Quincy, MA 02171                19.05%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    14.85%

                                                    Citigroup Global Markets Inc.
                                                    388 Greenwich Street
                                                    New York, NY 10013                     7.36%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104                6.72%

                                                    Pershing, LLC
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399                  5.61%

                                                    Goldman, Sachs & Co
                                                    180 Maiden Lane
                                                    New York, NY 10038                     5.30%

SPDR S&P BRIC 40 ETF                                Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               17.95%

                                                    Brown Brothers Harriman & Co.
                                                    525 Washington Blvd.
                                                    Jersey City, NJ 07310                 17.51%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    10.61%

                                                    Citigroup Global Markets Inc.
                                                    388 Greenwich Street
                                                    New York, NY 10013                     8.64%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                  6.63%

SPDR S&P Emerging Europe ETF                        Curian Clearing, LLC
                                                    7601 Technology Way
                                                    Denver, CO 80237                      10.22%

                                                    Pershing, LLC
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399                  9.27%

                                                    First Clearing L.L.C.
                                                    Riverfront Plaza
                                                    901 East Byrd Street
                                                    Richmond, VA 23219                     6.97%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104                5.85%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                     5.74%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                  5.35%

                                                    State Street Bank and Trust Company
                                                    Two Heritage Drive
                                                    North Quincy, MA 02171                 5.32%

SPDR S&P Emerging Latin America ETF                 National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    12.01%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               10.07%

                                                    Pershing, LLC
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399                  9.63%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                  9.10%

                                                    Brown Brothers Harriman & Co.
                                                    525 Washington Blvd.
                                                    Jersey City, NJ 07310                  8.66%

                                                    First Clearing L.L.C.
                                                    Riverfront Plaza
                                                    901 East Byrd Street
                                                    Richmond, VA 23219                     7.54%

                                                    TD Ameritrade Clearing, Inc.
                                                    4211 South 102nd Street
                                                    Omaha, NE 68127                        5.15%

SPDR S&P Emerging Middle East & Africa ETF          Brown Brothers Harriman & Co.
                                                    525 Washington Blvd.
                                                    Jersey City, NJ 07310                 22.03%

                                                    J.P. Morgan Clearing Corp.
                                                    245 Park Avenue
                                                    New York, NY 10167                    10.34%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                  8.75%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                     8.46%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104                6.39%

                                                    Bank of America N.A./ GWIM Trust
                                                    Operations
                                                    414 N. Akard Street, 5th Floor
                                                    Dallas, TX 75201                       5.88%

SPDR S&P World ex-US ETF                            ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                 25.10%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    18.82%

                                                    UBS Financial Services LLC
                                                    1000 Harbor Boulevard
                                                    Weehawken, NJ 07086                    9.74%

                                                    Pershing, LLC
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399                  9.67%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104                6.97%

                                                    TD Ameritrade Clearing, Inc.
                                                    4211 South 102nd Street
                                                    Omaha, NE 68127                        5.44%

SPDR S&P International Small Cap ETF                Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               13.18%

                                                    Pershing, LLC
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399                 11.98%

                                                    SEI Private Trust Company
                                                    1 Freedom Valley Drive
                                                    Oaks, PA 19456                        11.87%

                                                    State Street Bank and Trust Company
                                                    Two Heritage Drive
                                                    North Quincy, MA 02171                10.06%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                     9.76%

                                                    Brown Brothers Harriman & Co.
                                                    525 Washington Blvd.
                                                    Jersey City, NJ 07310                  5.38%

SPDR DJ Wilshire International Real Estate ETF      Wells Fargo Bank, N.A.
                                                    733 Marquette Avenue South
                                                    Minneapolis, MN 55479                 22.02%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               14.88%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                     7.80%

                                                    TD Ameritrade Clearing, Inc.
                                                    4211 South 102nd Street
                                                    Omaha, NE 68127                        6.05%

SPDR FTSE/Macquarie Global Infrastructure 100 ETF   Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               10.82%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                  8.90%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                     8.32%

                                                    Goldman, Sachs & Co
                                                    180 Maiden Lane
                                                    New York, NY 10038                     7.55%

                                                    Citigroup Global Markets Inc.
                                                    388 Greenwich Street
                                                    New York, NY 10013                     6.11%

                                                    Pershing, LLC
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399                  5.29%

                                                    UBS Financial Services, Inc.
                                                    1000 Harbor Boulevard
                                                    Weehawken, NJ 07086-6790               5.16%

SPDR MSCI ACWI ex-US ETF                            Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               13.66%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    10.66%

                                                    Brown Brothers Harriman & Co.
                                                    525 Washington Blvd.
                                                    Jersey City, NJ 07310                  7.87%

                                                    Fiduciary - SSB
                                                    1776 Heritage Drive, 5th Floor
                                                    Quincy, MA 02171                       7.47%

                                                    SEI Private Trust Company
                                                    1 Freedom Valley Drive
                                                    Oaks, PA 19456                         7.07%

                                                    The Bank of New York Mellon
                                                    One Wall Street, 5th Floor
                                                    New York, NY 10286                     6.92%

                                                    The Northern Trust Company
                                                    50 South LaSalle Street
                                                    Chicago, IL 60675                      6.06%

SPDR Russell/Nomura PRIME Japan ETF                 Goldman, Sachs & Co.
                                                    180 Maiden Lane
                                                    New York, NY 10038                    42.48%

                                                    J.P. Morgan Clearing Corp.
                                                    245 Park Avenue
                                                    New York, NY 10167                    18.85%

                                                    Merrill Lynch, Pierce, Fenner &
                                                    Smith Incorporated
                                                    World Financial Center
                                                    New York, NY 10080                    15.62%

SPDR Russell/Nomura Small Cap Japan ETF             Citibank, N.A.
                                                    3800 Citigroup Center Tampa
                                                    Tampa, FL 33610                       15.03%

                                                    The Bank of New York Mellon
                                                    One Wall Street, 5th Floor
                                                    New York, NY 10286                    11.22%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104                8.53%

                                                    The Northern Trust Company
                                                    50 South LaSalle Street
                                                    Chicago, IL 60675                      8.01%

                                                    J.P. Morgan Clearing Corp.
                                                    245 Park Avenue
                                                    New York, NY 10167                     6.89%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                     5.12%

SPDR S&P International Dividend ETF                 ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                 14.76%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    11.15%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               10.49%

                                                    Pershing, LLC
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399                  7.12%

                                                    First Clearing L.L.C.
                                                    Riverfront Plaza
                                                    901 East Byrd Street
                                                    Richmond, VA 23219                     6.20%

                                                    Brown Brothers Harriman & Co.
                                                    525 Washington Blvd.
                                                    Jersey City, NJ 07310                  6.13%

                                                    Morgan Stanley & Co.
                                                    Incorporated/Retail
                                                    75 Varick Street
                                                    New York, NY 11201                     5.96%

                                                    Citigroup Global Markets Inc.
                                                    388 Greenwich Street
                                                    New York, NY 10013                     5.80%

SPDR S&P International Mid Cap ETF                  Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               25.16%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    10.73%

                                                    Citigroup Global Markets Inc.
                                                    388 Greenwich Street
                                                    New York, NY 10013                    10.18%

                                                    First Clearing L.L.C.
                                                    Riverfront Plaza
                                                    901 East Byrd Street
                                                    Richmond, VA 23219                     8.26%

                                                    Morgan Stanley & Co.
                                                    Incorporated/Retail
                                                    75 Varick Street
                                                    New York, NY 11201                     6.96%

SPDR S&P Emerging Markets Small Cap ETF             TD Ameritrade Clearing, Inc.
                                                    4211 South 102nd Street
                                                    Omaha, NE 68127                       20.23%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    16.68%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               11.55%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                  9.69%

SPDR DJ Wilshire Global Real Estate ETF             Raymond James & Associates, Inc.
                                                    880 Carillon Parkway
                                                    St. Petersburg, FL 33733              17.92%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    15.36%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               10.69%

                                                    Morgan Stanley & Co.
                                                    Incorporated/Retail
                                                    75 Varick Street
                                                    New York, NY 11201                     6.48%

                                                    First Clearing L.L.C.
                                                    Riverfront Plaza
                                                    901 East Byrd Street
                                                    Richmond, VA 23219                     5.54%

                                                    Citigroup Global Markets Inc.
                                                    388 Greenwich Street
                                                    New York, NY 10013                     5.39%

SPDR S&P International Consumer Discretionary       Merrill Lynch, Pierce, Fenner &
Sector ETF                                          Smith Incorporated
                                                    World Financial Center
                                                    New York, NY 10080                    45.68%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                 11.52%

                                                    Brown Brothers Harriman & Co.
                                                    525 Washington Blvd.
                                                    Jersey City, NJ 07310                 10.00%

                                                    LPL Financial Corporation
                                                    9785 Towne Centre Drive
                                                    San Diego, CA 92121                    6.93%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                     6.51%

SPDR S&P International Consumer Staples Sector      Morgan Stanley & Co.
ETF                                                 Incorporated/Retail
                                                    75 Varick Street
                                                    New York, NY 11201                    22.02%

                                                    State Street Bank and Trust Company
                                                    Two Heritage Drive
                                                    North Quincy, MA 02171                20.00%

                                                    Brown Brothers Harriman & Co.
                                                    525 Washington Blvd.
                                                    Jersey City, NJ 07310                 18.24%

                                                    UBS Financial Services, Inc.
                                                    1000 Harbor Boulevard
                                                    Weehawken, NJ 07086-6790              11.37%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                     6.06%

SPDR S&P International Energy Sector ETF            Goldman Sachs Execution &
                                                    Clearing, L.P.
                                                    30 Hudson Street, 4th floor
                                                    Jersey City, NJ 07302                 19.80%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    16.64%

                                                    Citigroup Global Markets Inc.
                                                    388 Greenwich Street
                                                    New York, NY 10013                    12.17%

                                                    J.P. Morgan Clearing Corp.
                                                    245 Park Avenue
                                                    New York, NY 10167                     8.69%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104                8.55%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                  5.75%

SPDR S&P International Financial Sector ETF         Merrill Lynch, Pierce, Fenner &
                                                    Smith Incorporated
                                                    World Financial Center
                                                    New York, NY 10080                    21.14%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                 14.17%

                                                    Brown Brothers Harriman & Co.
                                                    525 Washington Blvd.
                                                    Jersey City, NJ 07310                 10.76%

                                                    Citigroup Global Markets Inc.
                                                    388 Greenwich Street
                                                    New York, NY 10013                    10.48%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    10.10%

                                                    J.P. Morgan Clearing Corp.
                                                    245 Park Avenue
                                                    New York, NY 10167                     8.64%

SPDR S&P International Health Care Sector ETF       Goldman Sachs Execution & Clearing,
                                                    L.P.
                                                    30 Hudson Street, 4th Floor
                                                    Jersey City, NJ 07302                 31.68%

                                                    J.P. Morgan Clearing Corp.
                                                    245 Park Avenue
                                                    New York, NY 10167                    15.80%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    13.30%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               11.84%

                                                    UBS Financial Services, Inc.
                                                    1000 Harbor Boulevard
                                                    Weehawken, NJ 07086-6790               7.32%

SPDR S&P International Industrial Sector ETF        Pershing, LLC
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399                 17.61%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    13.33%

                                                    Goldman Sachs Execution &
                                                    Clearing, L.P.
                                                    30 Hudson Street, 4th floor
                                                    Jersey City, NJ 07302                 11.40%

                                                    Goldman, Sachs & Co.
                                                    180 Maiden Lane
                                                    New York, NY 10038                    10.87%

                                                    J.P. Morgan Clearing Corp.
                                                    245 Park Avenue
                                                    New York, NY 10167                     9.66%

                                                    UBS Financial Services, Inc.
                                                    1000 Harbor Boulevard
                                                    Weehawken, NJ 07086-6790               8.44%

                                                    Citigroup Global Markets Inc.
                                                    388 Greenwich Street
                                                    New York, NY 10013                     6.16%

SPDR S&P International Materials Sector ETF         National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                    20.86%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                 14.94%

                                                    LPL Financial Corporation
                                                    9785 Towne Centre Drive
                                                    San Diego, CA 92121                   14.14%

                                                    State Street Bank and Trust Company
                                                    Two Heritage Drive
                                                    North Quincy, MA 02171                 9.09%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104                6.36%

SPDR S&P International Technology Sector ETF        Pershing, LLC
                                                    One Pershing Plaza
                                                    Jersey City, NJ 07399                 61.48%

                                                    State Street Bank and Trust Company
                                                    Two Heritage Drive
                                                    North Quincy, MA 02171                 7.14%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                     6.00%

SPDR S&P International Telecommunications Sector    Pershing, LLC
ETF                                                 One Pershing Plaza
                                                    Jersey City, NJ 07399                 57.55%

                                                    Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               14.31%

                                                    J.P. Morgan Clearing Corp.
                                                    245 Park Avenue
                                                    New York, NY 10167                     7.07%

SPDR S&P International Utilities Sector ETF         Charles Schwab & Company, Inc.
                                                    101 Montgomery Street
                                                    San Francisco, CA 94104               35.36%

                                                    J.P. Morgan Clearing Corp.
                                                    245 Park Avenue
                                                    New York, NY 10167                    11.86%

                                                    Goldman, Sachs & Co.
                                                    180 Maiden Lane
                                                    New York, NY 10038                    10.82%

                                                    Merrill Lynch, Pierce, Fenner &
                                                    Smith Incorporated
                                                    World Financial Center
                                                    New York, NY 10080                     9.52%

                                                    National Financial Services LLC
                                                    200 Liberty Street
                                                    New York, NY 10281                     8.81%

                                                    ML SFKPG
                                                    101 Hudson Street, 8th Fl.
                                                    Jersey City, NJ 07302                  5.13%

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

The Trustees and Officers of the Trust, as a group, owned less than 1% of the Trust's voting securities as of the date of this SAI.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

     The Funds issue Shares and redeem Shares only in Creation Units at net asset value next determined after receipt of an order on a continuous basis every day except weekends and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund is determined once each business day, normally as of the Closing Time. Creation Unit sizes are 50,000 Shares per Creation Unit, except as otherwise set forth in the table below*:

                                                         CREATION
FUND                                                     UNIT SIZE
----                                                     ---------
SPDR S&P Emerging Asia Pacific ETF....................    100,000
SPDR S&P China ETF....................................    100,000
SPDR S&P Emerging Markets ETF.........................    100,000
SPDR S&P BRIC 40 ETF..................................    100,000
SPDR S&P Emerging Europe ETF..........................    100,000
SPDR S&P Emerging Latin America ETF...................    100,000
SPDR S&P Emerging Middle East & Africa ETF............    100,000
SPDR Dow Jones International Real Estate ETF..........    100,000
SPDR FTSE/Macquarie Global Infrastructure 100 ETF.....    100,000
SPDR S&P World ex-US ETF..............................    200,000
SPDR S&P International Small Cap ETF..................    100,000
SPDR MSCI ACWI ex-US ETF..............................    200,000
SPDR Russell/Nomura PRIME Japan ETF...................    200,000
SPDR S&P International Dividend ETF...................    100,000
SPDR S&P International Mid Cap ETF....................    200,000
SPDR S&P Emerging Markets Small Cap ETF...............    100,000
SPDR Dow Jones Global Real Estate ETF.................    100,000

----------
* The Creation Unit size for a Fund may change. Authorized Participants (as defined below) will be notified of such change.

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"). A "Business Day" with respect to a Fund is, generally, any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the "Deposit Securities") per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund's benchmark Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a "cash in lieu" amount ("Deposit Cash") to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The "Cash Component" is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's Index.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to replace any Deposit Security, which shall be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, "non-standard orders"). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or
(ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"). In addition, each Participating Party or DTC Participant (each, an "Authorized Participant") must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. In the case of non-standard orders, the non-standard order must be received by the Principal Underwriter no later than the times set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Principal Underwriter by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities) and/or through a subcustody agent for (for foreign securities). With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The "Settlement Date" for a Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under "Creation Transaction Fees" will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian;
(c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the

Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time. An additional transaction charge or variable charge will be applied to certain creation and redemption transactions, including non-standard orders, cash purchases, or partial cash purchases for each Fund may be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units redeemed in the transaction. A Fund may adjust the redemption transaction fee from time to time. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders, cash redemptions, or partial cash redemptions (when cash redemptions are available). Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and/or applicable order form. A redemption request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement and in accordance with the applicable order form. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. The section below titled "Local Market Holiday Schedules" identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holiday Schedules section to be the maximum number of days necessary to deliver redemption proceeds. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

ADDITIONAL REDEMPTION PROCEDURES. If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a "qualified institutional buyer," ("QIB") as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or
(4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS FOR CERTAIN INTERNATIONAL FUNDS. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, certain Funds may require orders to be placed up to one or more business days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date's net asset value. Orders to purchase Shares of such Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day, as described in the Participant Agreement and the applicable order form.

Creation and Redemption Transaction Fees:


                                                                                  MAXIMUM ADDITIONAL
                                                                                      VARIABLE FEE
                                                                                       FOR CASH
                                                                    TRANSACTION       CREATIONS/
FUND                                                                    FEE*        REDEMPTIONS*,**
----                                                                -----------   ------------------
SPDR DJ STOXX 50 ETF............................................      $ 1,500           0.50%
SPDR DJ EURO STOXX 50 ETF.......................................      $ 1,500           0.50%
SPDR S&P Emerging Asia Pacific ETF..............................      $ 8,000           2.00%
SPDR S&P China ETF..............................................      $ 1,300           2.00%
SPDR S&P Emerging Markets ETF...................................      $ 9,000           2.00%
SPDR S&P BRIC 40 ETF............................................      $   500           2.00%
SPDR S&P Emerging Europe ETF....................................      $ 3,000           2.00%
SPDR S&P Emerging Latin America ETF.............................      $   500           2.00%
SPDR S&P Emerging Middle East & Africa ETF......................      $ 1,500           2.00%
SPDR S&P World ex-US ETF........................................      $ 8,000           0.50%
SPDR S&P International Small Cap ETF............................      $ 5,500           0.50%
SPDR Dow Jones International Real Estate ETF....................      $ 3,000           0.50%
SPDR FTSE/Macquarie Global Infrastructure 100 ETF...............      $ 2,000           2.00%
SPDR MSCI ACWI ex-US ETF........................................      $12,000           1.00%
SPDR Russell/Nomura PRIME Japan ETF.............................      $ 5,000           1.00%
SPDR Russell/Nomura Small Cap Japan ETF.........................      $ 5,000           1.00%
SPDR S&P International Dividend ETF.............................      $ 2,000           0.50%
SPDR S&P International Mid Cap ETF..............................      $ 4,000           0.50%
SPDR S&P Emerging Markets Small Cap ETF.........................      $ 5,000           2.00%
SPDR Dow Jones Global Real Estate ETF...........................      $ 3,000           0.50%
SPDR S&P International Consumer Discretionary Sector ETF........      $ 1,500           0.50%
SPDR S&P International Consumer Staples Sector ETF..............      $ 1,000           0.50%
SPDR S&P International Energy Sector ETF........................      $   600           0.50%
SPDR S&P International Financial Sector ETF.....................      $ 2,000           0.50%
SPDR S&P International Health Care Sector ETF...................      $   600           0.50%
SPDR S&P International Industrial Sector ETF....................      $ 2,000           0.50%
SPDR S&P International Materials Sector ETF.....................      $ 1,500           0.50%
SPDR S&P International Technology Sector ETF....................      $ 1,300           0.50%
SPDR S&P International Telecommunications Sector ETF............      $   800           0.50%
SPDR S&P International Utilities Sector ETF.....................      $ 1,000           0.50%

* From time to time, any Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside the clearing process.

** The variable charge is in addition to the fixed transaction fee and will be applied to each transaction in cash. The maximum additional variable charge is the percentage noted in the table multiplied by the amount of Deposit Cash or Redemption Cash, as applicable. The assessed variable charge may be lower than the respective percentages noted in the table based on actual brokerage and market impact expenses associated with the transaction.

                        DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "PURCHASE AND SALE INFORMATION" and "ADDITIONAL PURCHASE AND SALE INFORMATION."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of the Fund (i.e., the value of the total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association ("SIFMA") announces an early closing time.

In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust's procedures require the Pricing and Investment Committee to determine a security's fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and
(iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Funds' index providers). In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between the Fund's performance and the performance of the applicable Fund's benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

                           DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income are declared and paid periodically, as described in the Prospectus, but may vary from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

                                     TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "ADDITIONAL TAX INFORMATION."

The Funds intend to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those Shares on which the distribution was received are sold.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Dividends and interest received by Funds holding foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid such Fund, subject to certain limitations. Pursuant to this election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If a Fund makes this election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFIC," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualifying electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Such Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

The Funds intend to distribute annually to their shareholders substantially all of its investment company taxable income, all of its net tax-exempt income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Funds will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction, if any. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the Fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the Fund become ex-dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder),
(ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. A Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your Shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to create Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.

Distributions in cash that are reinvested in additional Shares of a Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate Internal Revenue Service Form W-8 may be subject to backup withholding at the appropriate rate.

A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. The provisions relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as "FIRPTA gain". The Internal Revenue Code provides a look-through rule for distributions of "FIRPTA gain" by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity" (a "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest ("USRPI"), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of a class of Fund shares, Fund distributions to you that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, a Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. For example, if (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or (ii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code section 514(b), a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There is no restriction preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

A sale or exchange of shares in the Funds may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15% for taxable years beginning before January 1, 2011. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Code and the tax consequences of Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Under promulgated United States Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

                      CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues Shares of beneficial interest, par value $0.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class, except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius, LLP, 1111 Pennsylvania Ave., NW, Washington, DC 20004, serves as counsel to the Trust. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02111, serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP performs annual audits of the Funds' financial statements and provides other audit, tax and related services.

                         LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of "T" plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

                                                  TRADE DATE(S) W/ SETTLEMENT OF GREATER THAN 7
MARKET           SETL CYCLE   MAX SETL CYCLE         CALENDAR DAYS (MAX DAYS IN PARENTHESIS)
------           ----------   --------------   ---------------------------------------------------
Australia            T+3          7 days
Austria              T+3          7 days
Belgium              T+3          7 days
Brazil               T+3          7 days
Canada               T+3          7 days
Chile                T+2          5 days
                                               2/10/10 (12); 2/11/10 (12); 2/12/10 (12); 3/29/10
                                               (9); 3/30/10 (9); 4/1/10 (8); 9/20/10 (14); 9/21/10
China                T+3          14 days      (14); 9/24/10 (12)
Czech Republic       T+3          7 days
Denmark              T+3          7 days
Egypt                T+2          10 days      11/10/10 (8); 11/11/10 (10); 11/14/10 (8)
Euroclear            T+3          6 days
Finland              T+3          7 days
France               T+3          7 days
Germany              T+3          7 days
Greece               T+3          7 days
Hong Kong            T+2          7 days
Hungary              T+3          7 days
India                T+2          5 days
Indonesia            T+3          13 days      9/1/10 (13); 9/2/10 (13); 9/3/10 (13);
Ireland              T+3          12 days      12/21/09 (9); 12/22/09 (9); 12/23/09 (12)
Israel               T+3          7 days
Italy                T+3          7 days
Japan                T+3          10 days      4/28/10 (8); 4/29/10 (8); 4/30/10 (10)
Jordan               T+2          7 days
Korea                T+2          6 days
Malaysia             T+3          8 days       5/25/10 (8); 5/26/10 (8); 5/27/10 (8)
Mexico               T+3          7 days
Morocco              T+3          7 days
Netherlands          T+3          7 days
New Zealand          T+3          7 days
Norway               T+3          8 days       3/29/10 (8); 3/30/10 (8); 3/31/10 (8);
Pakistan             T+2          7 days
Peru                 T+3          7 days
Philippines          T+3          7 days
Poland               T+3          7 days
Portugal             T+3          7 days
Russia               T+3          13 days      12/29/09 (13); 12/30/09 (13); 12/31/09 (13)
Singapore            T+3          7 days
South Africa         T+5          7 days
South Korea          T+3          10 days      9/16/10 (8); 9/17/10 (10); 9/20/10 (8);
Spain                T+3          8 days       3/29/10 (8); 3/30/10 (8); 3/31/10 (8)
Sweden               T+3          7 days
Switzerland          T+3          7 days
Taiwan               T+1          12 days      2/22/10 (12)
Thailand             T+3          10 days      4/8/10 (8); 4/9/10 (10); 4/10/10 (8)
Turkey               T+2          11 days      11/11/10 (11); 11/12/10 (11)
United Kingdom       T+3          7 days

                              FINANCIAL STATEMENTS

The financial statements and financial highlights of the Funds that were operating during the year ended September 30, 2009, along with the Report of PricewaterhouseCoopers LLP, the Trust's Independent Registered Public Accounting Firm, included in the Trust's Annual Report to Shareholders on Form N-CSR under the 1940 Act, are incorporated by reference into this SAI.

Proxy Voting Policy                                            (SSGA LOGO)
                                                          Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the SSgA Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the SSgA Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on SSgA discretionary portfolios. In addition, the Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating SSgA positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. ("RMG"), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The Governance Team identifies these proxies using a number of methods, including but not limited to in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG that are deemed highly significant, the issue is referred to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies. This may lead to contrasting votes to the extent that local practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every non-US jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes for the following ballot items:


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

Board of Directors

     - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer.

     - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

     - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

     - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

     - The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors, including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

     - Mandates requiring a majority of independent directors on the Board of Directors

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     -    Elimination of cumulative voting

     -    Establishment of confidential voting

     - Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

     - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

     - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

     -    Discharge of auditors*

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

     - Approval of financial statements, auditor reports and allocation of income

     -    Requirements that auditors attend the annual meeting of shareholders

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

     - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

     - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

     - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

     - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

     -    Elimination of shareholder rights plans ("poison pill")

     - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

     - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

     - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

     -    Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

     - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

     - Expansions to reporting of financial or compensation-related information, within reason

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     - Remuneration policies that are judged to be in-line with local market practices.

Routine Business Items

     - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

     -    Change in Corporation Name

     - Mandates that amendments to bylaws or charters have shareholder approval

Other

     -    Adoption of anti-"greenmail" provisions, provided that the proposal:
          (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

     - Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill),

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

     - The elimination of shareholders' right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

     - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

     - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

     - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

          - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

          - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

          - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

          - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

     - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

     - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     -    Adjournment of Meeting to Solicit Additional Votes

     - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

     - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

     -    Retirement bonuses for non-executive directors and auditors

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     - Reincorporation in a location which has more stringent anti-takeover and related provisions

     - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

     - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

     - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     -    For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, RMG or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. During our discussions, we focus on the attributes and practices that we believe enhance our clients' returns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the SSgA Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the SSgA Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

[SPDR Logo/design]

                           SPDR(R) INDEX SHARES FUNDS

                                   PROSPECTUS

                      SPDR(R) S&P(R) ASIA PACIFIC ETF (GAO)
                         SPDR(R) S&P(R) EUROPE ETF (GEU)
                    SPDR(R) S&P(R) EMERGING AFRICA ETF ([ ])
                SPDR(R) S&P(R) EMERGING SOUTH EAST ASIA ETF ([ ])
                  SPDR(R) S&P(R) EMERGING GCC-MIDDLE EAST ([ ])
                        SPDR(R) S&P(R) IRELAND ETF ([ ])
                         SPDR(R) S&P(R) BRAZIL ETF ([ ])
                          SPDR(R) S&P(R) INDIA ETF ([ ])
                         SPDR(R) S&P(R) RUSSIA ETF ([ ])

          PRINCIPAL U.S. LISTING EXCHANGE FOR EACH ETF: NYSE ARCA, INC.

                                JANUARY 31, 2010

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

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

                                TABLE OF CONTENTS

FUND SUMMARIES................................................................
 SPDR S&P Asia Pacific ETF (GAO)..............................................
 SPDR S&P Europe ETF (GEU)....................................................
 SPDR S&P Emerging Africa ETF ([   ]).........................................
 SPDR S&P Emerging South East Asia ETF ([   ])................................
 SPDR S&P Emerging GCC-Middle East ETF ([   ])................................
 SPDR S&P Ireland ETF ([   ]).................................................
 SPDR S&P Brazil ETF ([   ])..................................................
 SPDR S&P India ETF ([   ])...................................................
 SPDR S&P Russia ETF ([   ])..................................................
ADDITIONAL STRATEGIES.........................................................
ADDITIONAL RISK INFORMATION...................................................
MANAGEMENT....................................................................
INDEX/TRADEMARK LICENSES/DISCLAIMERS..........................................
ADDITIONAL PURCHASE AND SALE INFORMATION......................................
DISTRIBUTIONS.................................................................
PORTFOLIO HOLDINGS............................................................
ADDITIONAL TAX INFORMATION....................................................
GENERAL INFORMATION...........................................................
PREMIUM/DISCOUNT INFORMATION..................................................
FINANCIAL  HIGHLIGHTS.........................................................
WHERE TO LEARN MORE ABOUT THE FUNDS...........................................

                                 FUND SUMMARIES

                                                                           GAO
SPDR(R) S&P(R) ASIA PACIFIC ETF                                   (NYSE TICKER)

INVESTMENT OBJECTIVE

The SPDR S&P Asia Pacific ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Asia Pacific equity markets.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. .This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                                                         [    ]%
Distribution and Service (12b-1) Fees                                    None
Other Expenses*                                                         [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES                                    [    ]%

-----------
* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1                           YEAR 3
$[ ]                             $[ ]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the S&P Asia Pacific BMI Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in a developed market in the Asia Pacific region. The Index component securities are a subset, based on region, of component securities included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. All stocks are weighted proportionate to their float-adjusted market capitalization and the Index is rebalanced annually. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. Countries covered in the Index have historically included, among others, Australia, Hong Kong, Japan, New Zealand, Singapore, and South Korea. As of [ ], there were approximately [ ] securities in the Index.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

      Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

      Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

      Equity Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

      Foreign Investment Risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

      Geographic Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

                  Pacific Region. Many of the Pacific region economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region's economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources. Currency devaluations or restrictions, political and social instability, and deteriorating economic conditions may result in significant downturns and increased volatility in the economies of countries of the Pacific region, as it has in the past.

      Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of September 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

Lynn Blake, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

John Tucker, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of [ ] shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ENCs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                           GEU
SPDR(R) S&P(R) EUROPE ETF                                         (NYSE TICKER)

INVESTMENT OBJECTIVE

The SPDR S&P Europe ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon European equity markets.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                                                         [    ]%
Distribution and Service (12b-1) Fees                                    None
Other Expenses*                                                         [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES                                    [    ]%

-------------
* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1                                           YEAR 3
$[ ]                                             $[ ]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the S&P Europe BMI Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), the investment adviser to the Fund, generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in developed Europe. The Index component securities are a subset, based on region, of component securities included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading volume are included for each country. All stocks are weighted proportionate to their float-adjusted market capitalization and the Index is rebalanced annually. The Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. Countries covered in the Index have historically included, among others, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Slovenia, Spain, Sweden, Switzerland and the United Kingdom. As of [ ], there were approximately [ ] securities in the Index.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

      Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

      Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

      Equity Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

      Foreign Investment Risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

      Geographic Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

                  Europe: Developed and emerging market countries in Europe will be significantly affected by the tight fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe.The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.

      Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of September 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

Lynn Blake, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

John Tucker, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of [ ] shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ENC's) and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                         [   ]
SPDR(R) S&P(R) EMERGING AFRICA ETF                                (NYSE TICKER)

INVESTMENT OBJECTIVE

The SPDR S&P Emerging Africa ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an equity index based upon the African equity markets.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                                                         [    ]%
Distribution and Service (12b-1) Fees                                    None
Other Expenses*                                                         [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES                                    [    ]%

------------
* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1                                                         YEAR 3
$[ ]                                                           $[ ]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the S&P Africa 40 Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted modified market cap index designed to define and measure the investable universe of publicly-traded companies domiciled in African markets or that have the majority of their assets and operations in Africa. The Index component securities are a subset, based on region, of component securities included in the S&P/IFC Investable Index (the "IFCI Index"). The IFCI Index series is designed to measure the type of returns foreign portfolio investors might receive from investing in emerging market stocks that are legally and practically available to them. Constituents for the S&P/IFCI series are drawn from the S&P/IFC Global stock universe based on size, liquidity and their legal and practical availability to foreign institutional investors. To be included in the Index a company must have, at rebalancing, a minimum float adjusted market cap of $100 million and an average three-month daily value traded of $1 million, and be listed in the local markets of Egypt, Ghana, Kenya, Morocco, Nigeria, South Africa or Tunisia (companies from other African countries are also eligible if they are listed on a developed market exchange, such as through an ADR or GDR). No single stock can have a weight of more than 8%, and no single country can have a weight of more than 30%. The Index uses a "modified market cap" weighting scheme, which means that modifications are made to the market cap weights, if required, to reflect available float, reduce single stock concentration, and enhance index component liquidity. The index is rebalanced annually. The Index is "float adjusted," meaning that only those shares publicly available to investors are included in the index calculation. As of [ ], there were approximately [ ] securities in the Index.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

      Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

      Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

      Equity Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

      Foreign Investment Risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

      Emerging Markets Risk: Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

      Geographic Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

                  Africa: Certain African markets are in only the earliest
            stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in African countries typically are fewer in number and less well capitalized than brokers in the United States. In addition, the political and legal systems in African countries may have an adverse impact on the Fund.

      Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of September 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

Lynn Blake, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

John Tucker, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of [ ] shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks (ECN's) and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                         [   ]
SPDR(R) S&P(R) EMERGING SOUTH EAST ASIA ETF                      (NYSE TICKER)

INVESTMENT OBJECTIVE

The SPDR S&P Emerging South East Asia ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an equity index based upon the South East Asia equity market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                                                         [    ]%
Distribution and Service (12b-1) Fees                                    None
Other Expenses*                                                         [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES                                    [    ]%

------------
* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1                                              YEAR 3
$[ ]                                                $[ ]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the S&P Southeast Asia 40 Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted modified market cap index designed to define and measure the investable universe of publicly-traded companies domiciled in South East Asia emerging markets. The Index component securities are a subset, based on region, of component securities included in the S&P/IFC Investable Index (the "IFCI Index"). The IFCI Index series is designed to measure the type of returns foreign portfolio investors might receive from investing in emerging market stocks that are legally and practically available to them. Constituents for the S&P/IFCI series are drawn from the S&P/IFC Global stock universe based on size, liquidity and their legal and practical availability to foreign institutional investors. To be included in the Index a company must have, at rebalancing, a minimum float adjusted market cap of $500 million and an average three-month daily value traded of $1 million, and be a member of the S&P/IFCI country indices for Indonesia, Malaysia, the Philippines, or Thailand (companies from other South East Asia countries are also eligible if they are listed on a developed market exchange, such as through an ADR or GDR). No single stock can have a weight of more than 10%, and no single country can have a weight of more than 40%. The Index uses a "modified market cap" weighting scheme, which means that modifications are made to the market cap weights, if required, to reflect available float, reduce single stock concentration, and enhance index component liquidity. The Index is rebalanced annually. The Index is "float adjusted," meaning that only those shares publicly available to investors are included in the index calculation. As of [ ], there were approximately [ ] securities in the Index.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

      Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

      Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

      Equity Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

      Foreign Investment Risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

     Emerging Markets Risk: Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

      Geographic Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

                  Pacific Region. Many of the Pacific region economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region's economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources. Currency devaluations or restrictions, political and social instability, and deteriorating economic conditions may result in significant downturns and increased volatility in the economies of countries of the Pacific region, as it has in the past.

      Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of September 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

Lynn Blake, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

John Tucker, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of [ ] shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECN's") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                        [   ]
SPDR(R) S&P(R) EMERGING GCC-MIDDLE EAST ETF                     (NYSE TICKER)


INVESTMENT OBJECTIVE

The SPDR S&P Emerging GCC-Middle East ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an equity index based upon the Gulf Cooperation Council ("GCC") equity markets.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                                                         [    ]%
Distribution and Service (12b-1) Fees                                    None
Other Expenses*                                                         [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES                                    [    ]%

------------
* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1                                           YEAR 3
$[ ]                                             $[ ]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the S&P GCC 40 Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted modified market cap index designed to define and measure the investable universe of publicly-traded companies domiciled in Gulf Cooperation Council markets. The Index component securities are a subset, based on region, of component securities included in the S&P/IFC Investable Index (the "IFCI Index"). The IFCI Index series is designed to measure the type of returns foreign portfolio investors might receive from investing in emerging market stocks that are legally and practically available to them. Constituents for the S&P/IFCI series are drawn from the S&P/IFC Global stock universe based on size, liquidity and their legal and practical availability to foreign institutional investors. To be included in the Index a company must have, at rebalancing, a minimum float adjusted market cap of $400 million and an average three-month daily value traded of $1 million, and be a member of the S&P/IFCI country indices for Bahrain, Kuwait, Oman, Qatar or United Arab Emirates ("U.A.E") (companies from other GCC countries are also eligible if they are listed on a developed market exchange, such as through an ADR or GDR). No single stock can have a weight of more than 8%, and no single country can have a weight of more than 40%. The Index uses a "modified market cap" weighting scheme, which means that modifications are made to the market cap weights, if required, to reflect available float, reduce single stock concentration, and enhance index component liquidity. The Index is rebalanced annually. The Index is "float adjusted," meaning that only those shares publicly available to investors are included in the index calculation. As of [ ], there were approximately [ ] securities in the Index.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

      Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

      Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

      Equity Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

     Foreign Investment Risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

     Emerging Markets Risk: Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

      Geographic Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

                  Middle East: Certain Middle Eastern markets are in only the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern countries typically are fewer in number and less well capitalized than brokers in the United States. In addition, the political and legal systems in Middle Eastern countries may have an adverse impact on the Fund.

      Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of September 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

Lynn Blake, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

John Tucker, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of [ ] shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities, electronic communication networks ("ENCs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                        [   ]
SPDR(R) S&P(R) IRELAND ETF                                      (NYSE TICKER)


INVESTMENT OBJECTIVE

The SPDR S&P Ireland ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an equity index based upon the Irish equity market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                                                         [    ]%
Distribution and Service (12b-1) Fees                                    None
Other Expenses*                                                         [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES                                    [    ]%

------------
* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1                                          YEAR 3
$[ ]                                            $[ ]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of S&P Ireland Capped BMI Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted market cap index designed to define and measure the investable universe of publicly-traded companies domiciled in Ireland. The Index component securities are a subset, based on region, of component securities included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading are included for each country. The Index uses a "modified market cap" weighting scheme, which means that modifications are made to the market cap weights, if required, to conform to Internal Revenue Code requirements and reduce single stock concentration. The Index is rebalanced annually. The Index is "float adjusted," meaning that only those shares publicly available to investors are included in the index calculation. As of [ ], there were approximately [ ] securities in the Index.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

      Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

      Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

      Equity Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

      Foreign Investment Risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

      Geographic Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

                  Europe: Developed and emerging market countries in Europe will be significantly affected by the tight fiscal and monetary controls of the European Monetary Union. Changes in regulation on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. In particular, the Irish economy may be moving to a period of negative growth as compared to prior years.

      Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of September 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

Lynn Blake, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

John Tucker, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of [ ] shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                        [   ]
SPDR(R) S&P(R) BRAZIL ETF                                       (NYSE TICKER)

INVESTMENT OBJECTIVE

The SPDR S&P Brazil ETF (the "Fund") seeks to investment results that, before fees and expenses, correspond generally to the total return performance of an equity index based upon the Brazilian equity market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                                                         [    ]%
Distribution and Service (12b-1) Fees                                    None
Other Expenses*                                                         [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES                                    [    ]%

------------
* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1                                            YEAR 3
$[ ]                                              $[ ]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the S&P Brazil Capped BMI Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted market cap index designed to define and measure the investable universe of publicly-traded companies domiciled in Brazil. The Index component securities are a subset, based on region, of component securities included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading are included for each country. The Index uses a "modified market cap" weighting scheme, which means that modifications are made to the market cap weights, if required, to conform to Internal Revenue Code requirements and reduce single stock concentration. The Index is rebalanced annually. The Index is "float adjusted," meaning that only those shares publicly available to investors are included in the index calculation. As of [ ], there were approximately [ ] securities in the Index.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

      Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

      Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

      Equity Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

      Foreign Investment Risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

      Emerging Markets Risk: Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

      Geographic Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

                  Brazil: Brazil has, in recent history, experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Brazilian currency. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to a high degree of price volatility in both the Brazilian equity and foreign currency markets. In addition, the Brazilian economy may be significantly affected by the economies of other Latin American countries.

      Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of September 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

Lynn Blake, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

John Tucker, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of [ ] shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                        [   ]
SPDR(R) S&P(R) INDIA ETF                                        (NYSE TICKER)

INVESTMENT OBJECTIVE

The SPDR S&P India ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an equity index based upon the Indian equity market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                                                         [    ]%
Distribution and Service (12b-1) Fees                                    None
Other Expenses*                                                         [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES                                    [    ]%

------------
* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1                               YEAR 3
$[ ]                                 $[ ]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the S&P India Select Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted modified market cap index designed to define and measure the investable universe of publicly-traded companies domiciled in India. The Index component securities are a subset, based on region, of component securities included in the S&P/IFC Investable Index (the "IFCI Index"). The IFCI Index series is designed to measure the type of returns foreign portfolio investors might receive from investing in emerging market stocks that are legally and practically available to them. Constituents for the S&P/IFCI series are drawn from the S&P/IFC Global stock universe based on size, liquidity and their legal and practical availability to foreign institutional investors. To be included in the Index a company (1) must be domiciled in India and trade on the National Stock Exchange of India (the "NSE") (all common shares listed on the NSE (which are of an equity and not of a fixed income nature) are eligible for inclusion in the India Index); (2) must, as of each reference date, have a float adjusted market cap of at least $500 million;
(3) must, as of each reference date, have a three month average daily value traded of at least $2 million. In addition, a company's securities must not fall under foreign institutional investor ("FII") restrictions. No single stock can have a weight of more than 10%. The Index uses a "modified market cap" weighting scheme, which means that modifications are made to the market cap weights, if required, to reflect available float, reduce single stock concentration, and enhance index component liquidity. The index is rebalanced annually. The Index is "float adjusted," meaning that only those shares publicly available to investors are included in the index calculation. As of [ ], there were approximately [ ] securities in the Index.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

      Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

      Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

      Equity Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

      Foreign Investment Risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

      Emerging Markets Risk: Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

      Geographic Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

                  India: Certain countries in the India region are either
            comparatively underdeveloped or in the process of becoming developed. Greater India investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, countries in the Indian subcontinent may have relatively unstable governments and economies based on only a few industries. The Fund may be more sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). Ethnic and religious tensions could result in economic or social instability in India. Additionally, investing in India involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the abrupt imposition of restrictions on foreign investments and repatriation of capital already invested.

      Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of September 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

Lynn Blake, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

John Tucker, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of [ ] shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                         [   ]
SPDR(R) S&P(R) RUSSIA ETF                                        (NYSE TICKER)

INVESTMENT OBJECTIVE

The SPDR S&P Russia ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an equity index based upon the Russian equity market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                                                         [    ]%
Distribution and Service (12b-1) Fees                                    None
Other Expenses*                                                         [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES                                    [    ]%

------------
* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1                              YEAR 3
$[ ]                                $[ ]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of S&P Russia Capped BMI Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted market cap index designed to define and measure the investable universe of publicly-traded companies domiciled in Russia. The Index component securities are a subset, based on region, of component securities included in the S&P BMI Global Equity Index ("Global Equity Index"). The Global Equity Index is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the Global Equity Index if it has a float-adjusted market capitalization of $1 billion or more and its market capitalization constitutes at least 40 basis points in either a developed or emerging market. All publicly listed companies with float-adjusted market capitalization of a minimum of $100 million and at least $50 million annual trading are included for each country. The Index uses a "modified market cap" weighting scheme, which means that modifications are made to the market cap weights, if required, to conform to Internal Revenue Code requirements and reduce single stock concentration. The Index is rebalanced annually. The Index is "float adjusted," meaning that only those shares publicly available to investors are included in the index calculation. As of [ ], there were approximately [ ] securities in the Index.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

      Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

      Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

      Equity Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

      Foreign Investment Risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

      Emerging Markets Risk: Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

      Geographic Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East or African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

                  Russia: The Fund may be affected unfavorably by political
            developments, social instability, changes in government policies, and other political and economic developments in Russia. Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States, with a few issuers representing a large percentage of market capitalization and trading volume. Additionally, financial information on Russian issuers may not be as reliable as U.S. companies because they are not necessarily prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards. Because Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model, the Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments. There is also the potential for unfavorable action such as expropriation, dilution, devaluation, default of excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

      Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of September 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

Lynn Blake, CFA, is a Principal of the Adviser and Head of Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

John Tucker, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of [ ] shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communication networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

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

                              ADDITIONAL STRATEGIES

      General. The Adviser seeks to track the performance of a Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.

      Under various circumstances where it may not be possible or practical to purchase all of the securities in the benchmark Index for the SPDR S&P Emerging Africa ETF, SPDR S&P Emerging South East Asia ETF, SPDR S&P Emerging GCC-Middle East, SPDR S&P Ireland ETF, SPDR S&P Brazil ETF, SPDR S&P India ETF and SPDR S&P Russia ETF, and with respect to all other Funds, the Adviser may utilize a sampling methodology. The Adviser intends to employ a sampling methodology generally with respect to all other Funds. Sampling means that the Adviser uses quantitative analysis to select securities that represent a sample of securities in the relevant Index that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index and consequently the countries represented by an Index, with the exception of SPDR S&P Ireland ETF, SPDR S&P Brazil ETF, SPDR S&P India ETF and SPDR S&P Russia ETF. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.

      The Funds may invest directly in local securities or in ADRs or GDRs that trade on developed market exchanges (collectively, "Investment Securities"), such as the Hong Kong Stock Exchange, the London Stock Exchange, NASDAQ, and the New York Stock Exchange ("NYSE"). The Adviser may purchase an ADR or GDR as a replacement for the actual foreign security in the applicable Index. Conversely, the Adviser may purchase the actual foreign security as a replacement for an ADR or GDR included in the applicable Index.

      Certain of the Funds, as described in the Statement of Additional Information ("SAI"), have adopted a non-fundamental investment policy to invest at least 80% of their respective assets in investments suggested by their respective names, measured at the time of investment. A Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Board of Trustees of the Trust (the "Board") may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated. Each Fund will provide shareholders with at least 60 days notice prior to changing its Index. In the case of the SPDR S&P Emerging Africa ETF, SPDR S&P Emerging South East Asia ETF, SPDR S&P Emerging GCC-Middle East, SPDR S&P Ireland ETF, SPDR S&P Brazil ETF, SPDR S&P India ETF and SPDR S&P Russia ETF, the Board may also change a Fund's investment objective without shareholder approval.

      Certain Other Investments. Each Fund may invest in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the Investment Company Act of 1940, as amended ("1940 Act")); convertible securities; variable rate demand notes, commercial paper, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and in options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.

      Temporary Defensive Positions. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may invest beyond the normal limits in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.

      Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

      Lending Securities. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through their securities lending agent, State Street Bank and Trust Company ("Lending Agent"), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is as least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

                           ADDITIONAL RISK INFORMATION

      The following section provides additional information regarding certain of the principal risks identified under "Risks of Investing In the Fund" in the Fund Summaries along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

PRINCIPAL RISKS

        Market Risk: An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

      Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities.

         Foreign Securities. A Fund may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include ADRs which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market. Foreign securities also include Global Depositary Receipts ("GDRs"), which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

         Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

         Depositary receipts may be unregistered and unlisted. A Fund's investments may also include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended ("Securities Act"). The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within a Fund's limitation on investment in illiquid securities described below. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell these types of ADRs or GDRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

         Foreign securities involve special risks and costs. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

         Currency Risk. Each Fund's net asset value is determined on the basis of U.S. dollars, therefore, a Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

         Political and Economic Risk. The Funds are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause a Fund's investments in that country to experience gains or losses. A Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

         Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

      Geographic Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund.

          Middle East and Africa (SPDR S&P Emerging Africa ETF and SPDR S&P Emerging GCC-Middle East ETF only): Certain economies in Middle Eastern/African countries depend to a significant degree upon exports of primary commodities such as gold, silver, copper, diamonds and oil. These economies therefore are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, many Middle Eastern/African governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern/African countries. This could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

          The legal systems in certain Middle Eastern/African countries also may have an adverse impact on the Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder's investment. However, the notion of limited liability is less clear in certain Middle Eastern/African countries. The Fund therefore may be liable in certain Middle Eastern/African countries for the acts of a corporation in which it invests for an amount greater than the Fund's actual investment in that corporation. Similarly, the rights of investors in Middle Eastern/African issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain and/or enforce a judgment in a Middle Eastern/African country. Some Middle Eastern/African countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. They may also limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals.

          The manner in which foreign investors may invest in companies in certain Middle Eastern/African countries, as well as limitations on those investments, may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of these countries to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled.

          Substantial limitations may exist in certain Middle Eastern/African countries with respect to the Fund's ability to repatriate investment income or capital gains. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by the Fund and subject to the limitations on illiquid investments.

          Russia (SPDR S&P Russia ETF only): Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Because Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model, the Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments. There is also the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities. Also, to the extent that the Fund invests directly in the securities of Russian companies, there is greater risk that the Fund's ownership rights in such direct securities could be lost through fraud or negligence because ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. Because Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund's shareholders.

ADDITIONAL RISKS

      Trading Issues. Although the shares of the Funds ("Shares") are listed for trading on NYSE Arca, Inc. (the "Exchange") and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

      Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

      Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

      Lending of Securities. Although the Funds are indemnified by the Lending Agent for losses incurred in connection with a borrower's default with respect to a loan, the Funds bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned.

      Concentration. A Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Fund's underlying index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

      Money Market Fund Investments. Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that a Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not been and currently are not federally insured.

      Investment Style Risk: A Fund may invest in companies that fall within a particular investment style from time to time. Risks associated with these types of companies are set forth below:

            Large Cap Risk: Returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

            Mid Cap Risk: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

            Small Cap Risk: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

            Micro Cap Risk: Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

      Derivatives. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Each Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

      Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended ("Securities Act"), may occur.

      Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

      For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

      Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.

                                   MANAGEMENT

      Adviser. SSgA Funds Management, Inc. serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds' assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2009, the Adviser managed approximately $[ ] billion in assets and SSgA managed approximately $[ ] trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

      For the services provided to each Fund under the Investment Advisory Agreement, each Fund expects to pay the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:

SPDR S&P Asia Pacific ETF.............................................  [    ]%
SPDR S&P Europe ETF...................................................  [    ]%
SPDR S&P Emerging Africa ETF..........................................  [    ]%
SPDR S&P Emerging South East Asia ETF.................................  [    ]%
SPDR S&P Emerging GCC-Middle East ETF.................................  [    ]%
SPDR S&P Ireland ETF..................................................  [    ]%
SPDR S&P Brazil ETF...................................................  [    ]%
SPDR S&P India ETF....................................................  [    ]%
SPDR S&P Russia ETF...................................................  [    ]%

      From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

      Portfolio Managers. The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

      The professionals primarily responsible for the day-to-day management of each Fund include Lynn Blake and John Tucker.

LYNN BLAKE

      Ms. Blake, CFA, is a Senior Managing Director of SSgA, Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the firm in 1987 and is responsible for overseeing the management of all non-U.S. equity index strategies as well as serving as portfolio manager for several non-U.S. equity index portfolios. In addition, she is a member of the Senior Management Group and the Fiduciary Review Committee. Ms. Blake holds an MBA degree in Finance from Northeastern University and a BS from the School of Management at Boston College. She also earned the Chartered Financial Analyst designation. In addition, she is a member of the Boston Security Analysts Society.

JOHN TUCKER

      Mr. Tucker, CFA, is a Managing Director of SSgA, Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. Mr. Tucker is responsible for overseeing the management of all U.S. equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA's London office, where he was responsible for the management of all index strategies in our second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products group, where he was responsible for the operations staff and functions. He joined State Street in 1988. Mr. Tucker received a BA from Trinity College and an MS in Finance from Boston College. He also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

      Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

      Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street Bank"), part of State Street Corporation, is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

      Lending Agent. State Street Bank is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

      Distributor. State Street Global Markets, LLC (the "Distributor"), part of State Street Corporation, is the distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                      INDEX/TRADEMARK LICENSES/DISCLAIMERS

S&P INDEX LICENSES:

      S&P Asia Pacific BMI Index, S&P Europe BMI Index, S&P Africa 40 Index, S&P Southeast Asia 40 Index, S&P GCC 40 Index, S&P Ireland Capped BMI Index, S&P Brazil Capped BMI Index, S&P India Select Index and S&P Russia Capped BMI Index (together, the "S&P Indexes"), "S&P(R)", "Standard & Poor's(R)", are trademarks of The McGraw-Hill Companies, Inc. ("McGraw Hill").

SPDR S&P Asia Pacific ETF, SPDR S&P Europe ETF, SPDR S&P Emerging Africa ETF, SPDR S&P Emerging South East Asia ETF, SPDR S&P Emerging GCC-Middle East, SPDR S&P Ireland ETF, SPDR S&P Brazil ETF, SPDR S&P India ETF and SPDR S&P Russia ETF are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. SSgA Fund Management, Inc, and the Trust are permitted to use these trademarks pursuant to a License Agreement with Standard & Poor's, a division of McGraw-Hill.

      The Funds are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Adviser, the Distributor, or Beneficial Owners of a Fund's Shares regarding the advisability of investing in index securities or exchange-traded funds generally or in the Funds particularly or the ability of the S&P Indexes to track stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes which is determined, comprised and calculated by S&P without regard to the Funds or their shareholders. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, comprising or calculating the S&P Indexes. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Funds' Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

      STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUNDS, THEIR SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      SPDR Trademark. The "SPDR" trademark is used under license from The McGraw-Hill Companies, Inc. ("McGraw-Hill"). No financial product offered by the Trust, or its affiliates is sponsored, endorsed, sold or promoted by McGraw-Hill. McGraw-Hill makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. McGraw-Hill is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. McGraw-Hill has no obligation or liability in connection with the administration, marketing or trading of financial products.

      WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MCGRAW-HILL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                    ADDITIONAL PURCHASE AND SALE INFORMATION

       The Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

       The trading prices of a Fund's Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund's net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of a Fund's Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long. Information showing the number of days the market price of a Fund's Shares was greater than the Fund's net asset value and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds' website at http://www.spdrs.com.

      The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities' local market and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

      The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

                                  DISTRIBUTIONS

      Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

      Each Fund typically earns income dividends from stocks, interest from debt securities and, if any, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

      Income dividend distributions, if any, are generally distributed to shareholders semi-annually, but may vary significantly from period to period.

      Net capital gains for all Funds are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code (the "Code").

      Each of the Quarterly Income Distribution Funds intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

      Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

                               PORTFOLIO HOLDINGS

      A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.

                           ADDITIONAL TAX INFORMATION

      As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

      Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

       -    Each Fund makes distributions;

       -    You sell Shares listed on the Exchange; and

       -    You create or redeem Creation Units.

      Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a lower percentage for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

      Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by a Fund which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or shares of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

      If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax advisor.

      Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

      Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

      Derivatives and Other Complex Securities. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

      Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of foreign stocks or securities, a Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by a Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

      Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Funds may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In addition, distributions of a Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain REITs, and certain REIT capital gain dividends) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the same rates applicable to U.S. stockholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

      Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

      Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

      Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

      If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

      Certain Tax Exempt Investors. A fund investing in certain limited real estate investments and other publicly traded partnerships may be required to pass-through certain "excess inclusion income" and other income as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisors prior to investment in the Funds regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

      Certain investments held by the Funds may be classified as passive foreign investment companies or "PFICs" under the Code. Accordingly, investors should carefully consider the tax consequences of the impact that the PFIC investments may have on the Funds and consult their own tax advisors before making an investment. Additional information pertaining to the potential tax consequence to the Funds, and to the shareholders, from the Funds' potential investments in PFICs can be found in the SAI.

      Backup Withholding. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

      The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

                               GENERAL INFORMATION

      The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.

      For purposes of the 1940 Act, Shares of the Trust are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

      From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

      Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. [ ] serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

                          PREMIUM/DISCOUNT INFORMATION

Each Fund had not commenced operations prior to the date of this Prospectus and therefore does not have information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year. When available, such information will be provided at http://www.spdrs.com.

                              FINANCIAL HIGHLIGHTS

Each Fund had not commenced operations prior to the date of this Prospectus and therefore does not have financial information.

                       WHERE TO LEARN MORE ABOUT THE FUNDS

      This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A SAI and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year. The SAI and the financial statements included in the Trust's annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at http://www.spdrs.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

      The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

      Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF EACH FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

      DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

[   ]                   The Trust's Investment Company Act Number is 811-21145.

                    SPDR(R) INDEX SHARES FUNDS (THE "TRUST")

                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated January 31, 2010

This Statement of Additional Information ("SAI") is not a Prospectus. With respect to each of the Trust's series portfolios listed below, this SAI should be read in conjunction with the Prospectus dated January 31, 2010, as may be revised from time to time.

ETF                                                                       TICKER
---                                                                       ------
SPDR(R) S&P(R) ASIA PACIFIC ETF                                             GAO
SPDR(R) S&P(R) EUROPE ETF                                                   GEU
SPDR(R) S&P(R) EMERGING AFRICA ETF                                          [_]
SPDR(R) S&P(R) EMERGING SOUTH EAST ASIA ETF                                 [_]
SPDR(R) S&P(R) EMERGING GCC-MIDDLE EAST ETF                                 [_]
SPDR(R) S&P(R) IRELAND ETF                                                  [_]
SPDR(R) S&P(R) BRAZIL ETF                                                   [_]
SPDR(R) S&P(R) INDIA ETF                                                    [_]
SPDR(R) S&P(R) RUSSIA ETF                                                   [_]

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by writing to State Street Global Markets, LLC, the Trust's principal underwriter (referred to herein as "Distributor" or "Principal Underwriter"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust's website at www.SPDRs.com or by calling 1-866-787-2257.

The Funds had not commenced operations as of the date of this SAI and therefore did not have any financial information to report for the Trust's September 30, 2009 fiscal year end.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Description of the Trust
Additional Index Information
Investment Policies
Special Considerations and Risks
Investment Restrictions
Exchange Listing and Trading
Management of the Trust
Brokerage Transactions
Book Entry Only System
Purchase and Redemption of Creation Units
Determination of Net Asset Value
Dividends and Distributions
Taxes
Capital Stock and Shareholder Reports
Counsel and Independent Registered Public Accounting Firm
Local Market Holiday Schedules
Financial Statements
Proxy Voting Policies and Procedures

                        GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of multiple investment series (each a "Fund" and collectively the "Funds"). The Trust was organized as a Massachusetts business trust on February 14, 2002. The offering of each Fund's shares ("Shares") is registered under the Securities Act of 1933, as amended (the "Securities Act"). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return, or the price and yield performance, of a specified market index (each an "Index" and together the "Indexes"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund.

Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as "NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"). Each Fund generally offers and issues Shares in exchange for a basket of securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount ("Deposit Cash") to be added to the Cash Component to replace any Deposit Security. The Shares have been approved for listing and secondary trading on a national securities exchange (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of [__________] Shares, as set forth in the Prospectus.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below) in the "Purchase and Redemption of Creation Units" section later in this SAI. The Trust imposes a transaction fee for each creation or redemption as set forth in the under "Purchase and Redemption of Creation Units." In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities. In addition to the fixed transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

                          ADDITIONAL INDEX INFORMATION

                                 S&P BMI INDEXES

INDEX PROVIDER DESCRIPTION

     Standard & Poor's indexes are used for a variety of investing activities, including benchmarking active investments and serving as the underlying indexes for passive funds. In addition to independently developing indices, Standard & Poor's from time to time works with third parties interested in creating custom indices with characteristics matching the requirements of specific investment situations.

     Standard & Poor's is a leader in providing financial data, analytical research and investment and credit opinions to the global capital markets. Among the company's many products are the S&P Global 1200, the first real-time, global equity index, the S&P 500, the premier U.S. portfolio index, and credit ratings on more than 220,000 securities and funds. With 5,000 employees located in 19 countries, Standard & Poor's is an integral part of the world's financial architecture. Standard & Poor's is a division of The McGraw-Hill Companies, Inc. and has been calculating indices since 1923.

INDEX CRITERIA & METHODOLOGY

     A.   Component Selection Criteria

          To qualify for index inclusion, a company must first meet the minimum requirements to enter and remain in the S&P BMI Global Index universe, the parent index for the S&P series.

          To be added to the S&P BMI Global Index, a company must:

          - Be domiciled in one of the world's developed or emerging markets and meet the country inclusion criteria.

          - Have at least USD 100 million in free float capitalization at the time of index reconstitution.

          - Post a minimum value traded of USD 50 million for the 12 months preceding the annual reconstitution.

          A stock may be added to the S&P BMI Global index intra reconstitution if an IPO (Initial Public Offering) is large enough to warrant inclusion. Companies are removed from the S&P BMI Global Index if their free float capital falls below USD 75 million or below USD 35 million value traded for the preceding 12 months at the time of the annual reconstitution. A company may be removed during the year if its free float market cap falls below $25 million at the close of the last trading day of any month.

     B.   Methodology

          The S&P indexes are market capitalization weighted and adjusted for free float, meaning that only those Shares publicly available for trading are used in calculation of index values. Four categories of Shares are subtracted from a company's market capitalization to obtain its percentage Shares in free float: corporate cross holdings, private control blocks holdings; government holdings (each of these categories must be 10% or more of total capital); and legally-restricted Shares. All investable primary market share classes are included in the index. All ordinary share classes, except fixed-dividend Shares, are eligible for inclusion.

          Shares used in index calculations are adjusted for corporate actions on their ex-dates. These actions include splits, scrip and bonus issues, and preemptive rights. For actions resulting in no net change to the capitalization of the issue, the index divisor remains unchanged.

          Index divisors are adjusted for all extraordinary dividends, non-cash corporate distributions, equity offerings, index constituent removal and/or inclusion, and monies distributed via share buybacks. The index levels are price levels and, therefore, do not account for ordinary dividends.

          The following corporate actions result in changes to the index divisor: special dividends that are a return of capital, divestitures in the form of spin-offs, installment calls on partly paid issues, additions, deletions of index members, equity offerings resulting in increase of Shares outstanding, and buybacks through tender offers.

          With respect to the S&P European Emerging BMI Capped Index, stocks are capped at a maximum of 24% of index weight and changes in capping are monitored on a quarterly basis on the quarterly rebalancing dates.

          With respect to the Sector Indexes, all constituents are weighted proportionate to their float-adjusted market capitalization and are capped so that no stock exceeds 20% of the respective index; stocks that exceed 5% of the index market cap weight, in aggregate, should not exceed 45% of the respective index. Changes in capped weights are monitored on a quarterly basis and adjusted if necessary on the quarterly rebalancing dates.

     C.   Liquidity

          A company must post a minimum value traded of USD 35 million for the 12 months preceding the annual reconstitution to remain in the S&P series.

     D.   Country Classification

          The S&P Global Equity Index Series is divided into two major regions - the Developed World and the Emerging Composite. The objective of the Developed World/Emerging Composite split is to segregate countries according to the relative size of their economic output per capita.

          S&P Global Equity Indices Countries are included in the S&P Broad Market Index (BMI) Developed World Series if the following criteria are met:

          1. Annual per capita gross national income (GNI) falls in the high-income category, as defined by The World Bank, for the most recent three consecutive years.

          2. The market should exhibit financial depth; the ratio of the country's equity markets to its gross domestic product should be high. In recent years financial depth has increased around the world and has far outpaced the growth of gross domestic product. However, for a country to be considered truly developed both income levels and gross market capitalization should be high.

          3. No broad-based discriminatory controls against non-domiciled investors for the most recent three consecutive years.

          4. The country's stock markets should exhibit characteristics of developed markets in terms of transparency, depth, market regulation, operational efficiency, and absence of broad-based investment restrictions.

          After meeting the above criteria, a country will be put on a watch list for a minimum of two years before it is graduated to developed market status.

          Eligible countries that do not satisfy the rules described above will be classified as Emerging Markets, subject to the following test for countries previously classified as Developed Markets:

          - A country has to fall out of the high-income category for three consecutive years to be moved from developed market status to emerging market status.

INDEX MAINTENANCE AND ISSUE CHANGES

     The S&P BMI Indexes are maintained by a team of analysts working under the direction of the S&P Index Committee. Index reconstitution takes place annually and involves both a bottom-up and a top-down review of all aspects of index construction.

     All listed common equities in index-eligible countries are evaluated for membership by taking into consideration multiple factors, including: price per share, total Shares outstanding, available free float of Shares outstanding, and market foreign exchange rate versus the U.S. dollar.

     A.   Additions

          Companies will be added to the index at the time of the annual reconstitution if their free float market capitalization exceeds USD 100 million and they are domiciled in one of the existing component countries. The company must also post a minimum of USD 35 million in value traded in the 12 months preceding the reconstitution.

          Newly listed companies that arise from spin-offs, privatizations, and other events will be added each quarter if their market caps register above the median of a country's total market capitalization range. They may be added sooner if their size and expected liquidity warrants immediate inclusion.

          Spin-off companies from index members that meet classification criteria are eligible for inclusion if their float market cap is greater than 25 million dollars. The inclusion weight of the new addition, will be based on its weight in the corresponding non-capped sector index.

          Additions of eligible companies due to sector reclassifications will be added at month end to coincide with the S&P GICS changes. The inclusion weight of the new addition will be based on its weight in the corresponding non-capped sector index.

     B.   Deletions

          Companies will be deleted from the index whose market capitalization falls below USD 75 million at the time of the annual reconstitution or those that have less than USD 35 million value traded in the last 12 months.

          Companies that fall below USD 25 million free float market cap on the final business day of a month may be removed from the index at the following month end.

          If a company's Shares are no longer available due to a cash acquisition or as a result of bankruptcy or delisting, the company will be deleted from the index without replacement. If an issue stops pricing, its index membership will be maintained at the final offer price until its removal. The company may be removed from the index if, in the judgment of Standard & Poor's, trading in the company's shares is unlikely to resume.

     C.   Index Rebalancing/Structural Changes

          All share changes, impacting an index constituent, of 5% or more will be done as soon as reasonably possible after the data are verified and after providing a minimum 5 days notice period. Announcements will be posted on the Standard & Poor's site:
     www.globalindices.standardandpoors.com.

          Changes entailing less than 5% changes of shares will be done on a quarterly basis. The dates of share rebalancing will be the third Fridays of March, June and December. In September they will coincide with the annual reconstitution of the index and share changes will be implemented at the close of business of September 30th, effective October 1st, for the developed markets and on November 1st for emerging markets.

INDEX AVAILABILITY

     The S&P BMI Indexes are calculated on all weekdays throughout the year. Daily historical price and total returns are available for download from the public website: www.globalindices.standardandpoors.com. Index data are also generally available via commercial data providers, including the following major vendors: BARRA, Bloomberg, Datastream, FactSet Data Systems, Reuters, Wilshire Associates, Vestek, and Zephyr Associates.

EXCHANGE RATES AND PRICING

     WM/Reuters foreign exchange rates are taken daily at 4:00 p.m. London time, and used in the calculation of the S&P Global Equity Indices. These fixings during the U.S. trading day are calculated by the WM Company based on Reuters data and appear on Reuters pages WMRA and those pages following.

     Each company's primary share listing is used to calculate index levels. Closing prices in each company's domestic market are used in the final daily index calculations. If trading in a stock is halted, the last bid or suspension price is carried forward. In cases of prolonged suspension, a dealer market or gray market price is used, if obtainable, and the issue may be deleted from the index.

                                 S&P/IFCI INDEX

INDEX CRITERIA & METHODOLOGY

          A.   Component Selection Criteria

To qualify for index inclusion, a company must first meet the minimum requirements to enter and remain in the S&P/IFCI Index universe, the parent index for the S&P Africa 40 Index, S&P Southeast Asia 40 Index, S&P GCC 40 Index and S&P India Select Index.

To be added to the S&P/IFCI Index, a company must:

     - Be domiciled in one of the world's emerging markets, as defined by Standard & Poor's.

     - Have at least USD 100 million in free float capitalization at the time of index reconstitution.

     - Post a minimum value traded of USD 50 million for the 12 months preceding the annual reconstitution.

New inclusions to the S&P/IFCI Index will generally only be considered for inclusion at its annual rebalancing. A stock may be added to the S&P/IFCI Index intra reconstitution if an IPO (Initial Public Offering) is large enough to warrant inclusion. Companies are removed from the S&P/IFCI Index if their free float capital falls below USD 75 million or below USD 35 million value traded for the preceding 12 months at the time of the annual reconstitution.

          B.   Methodology

The S&P/IFCI indexes are market capitalization weighted and adjusted for free float, meaning that only those shares publicly available for trading are used in calculation of index values. Four categories of shares are subtracted from a company's market capitalization to obtain its percentage shares in free float: corporate cross holdings, private control blocks holdings, government holdings (each of these categories must be 10% or over); and legally-restricted shares. All investable primary market share classes are included in the index. All ordinary share classes, except fixed-dividend shares, are eligible for inclusion.

The S&P/IFCI Index uses modified shares outstanding in its calculation to reflect available float, reduce single stock concentration and enhance index basket liquidity. Modified weights used in index calculations are adjusted for corporate actions on their ex-dates. These actions include splits, scrip and bonus issues, and preemptive rights. Most of these actions result in no net change to the capitalization of the issue, thus the index divisor remains unchanged.

The following corporate actions result in changes to the index divisor: special dividends that are a return of capital, and additions and/or deletions of index members. The index levels are price levels and, therefore, do not account for ordinary dividends.

          C.   Liquidity

A company must post a minimum value traded of USD 50 million for the 12 month preceding the annual reconstitution to be included in the S&P/IFCI series. Existing constituents must maintain a minimum value traded of USD 35 million to remain in the S&P/IFCI series.

INDEX MAINTENANCE AND ISSUE CHANGES

The S&P/IFCI Index is maintained by a team of analysts working under the direction of the S&P Index Committee. Index reconstitution takes place annually and involves both a bottom-up and a top-down review of all aspects of index construction.

All listed common equities in index-eligible countries are evaluated for membership by taking into consideration multiple factors, including: price per share, total shares outstanding, available free float of shares outstanding, and market foreign exchange rate versus the U.S. dollar.

          A.   Additions

Companies will be added to the S&P/IFCI Index at the time of the annual reconstitution if their free float market capitalization exceeds USD 100 million and they are domiciled in one of the existing component countries. The company must also post a minimum of USD 50 million in value traded in the 12 months preceding the reconstitution.

New constituents added to the S&P/IFCI Index will only be considered for inclusion at the time of the annual rebalancing.

Newly listed public companies that arise from spin-offs, privatizations, and other events will be added each quarter to the S&P/IFCI Index, if their market caps register above the median of a country's total market capitalization range. They may be added sooner if their size and expected liquidity warrants immediate inclusion.

          B.   Deletions

Companies will be deleted from the S&P/IFCI Index whose market capitalization falls below USD 75 million at the time of the annual reconstitution or those that have less than USD 35 million value traded in the last 12 months.

Companies that fall below USD 25 million free float market cap on the final business day of a month are removed from the S&P/IFCI Index at the following month end.

If a company's shares are no longer available due to a cash acquisition or as a result of bankruptcy or delisting, the company will be deleted from the S&P/IFCI Index without replacement. If an issue stops pricing, its index membership will be maintained at the final offer price until its removal. The company may be removed from the S&P/IFCI Index if, in the judgment of Standard & Poor's, trading in the company's shares is unlikely to resume.

          C.   Index Rebalancing / Structural Changes

The S&P/IFCI Index is reconstituted each October, using end-of-September data, and is effective the opening of the first business day each November. Additions and deletions are announced on the Standard & Poor's site:
www.standardandpoors.com\indices.

INDEX AVAILABILITY

The S&P/IFCI Index is calculated on all weekdays throughout the year. Daily historical price and total returns are available by contacting Standard & Poor's client services at index_services@standardandpoors.com. Index data are also generally available via commercial data providers, including the following major vendors: BARRA, Bloomberg, Datastream, FactSet Data Systems, Reuters, Wilshire Associates, Vestek, and Zephyr Associates.

EXCHANGE RATES AND PRICING

WM/Reuters foreign exchange rates are taken daily at 4:00 p.m. Greenwich mean time, and used in the calculation of the S&P/IFCI Index. These mid-market fixings are calculated by The WM Company based on Reuters data and appear on Reuters pages WMRA.

Each company's primary share listing is used to calculate index levels. Closing prices in each company's domestic market are used in the final daily index calculations. A limited number of index constituents have ADRs, GDRs, or foreign ordinary shares that trade, but no underlying common stock in their "home" market. Pricing for these issues will be based on the ADR, GDR, or foreign ordinary share in the currency of that listing market. Often, these shares trade in the United States with prices denominated in U.S. dollars. In cases of multiple listings but no "home" listing, the issue with the majority of the trading volume is used. If trading in a stock is halted, the last bid or suspension price is carried forward. In cases of prolonged suspension, a dealer market or "gray market" price is used, if obtainable, and the issue may be deleted from the index at such price.

                               INVESTMENT POLICIES

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of each Fund and, therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse effect on a Fund's performance or subject a Fund's Shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders.

Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Fund and may make it less likely that a Fund will meet its investment objective.

CONCENTRATION

Each Fund may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect a Fund's performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund's size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, and subject to the Trust's exemptive relief, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future and can have substantial price volatility. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. At the discretion of the Adviser, the Funds may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

Each Fund may purchase publicly traded common stocks of foreign corporations.

Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

A Fund's investment in common stock of foreign corporations may also be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees (the "Board") who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company ("State Street"), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for each Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. Although State Street has agreed to provide the Funds with indemnification in the event of borrower default, the Funds are still exposed to the risk of losses in the event a borrower does not return a Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day - as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Funds are able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. A Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of fund assets that can be used in connection with repurchase agreements, the Funds do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of their respective total assets.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions;
(iv) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" by S&P, or if unrated, of comparable quality as determined by the Adviser;
(v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and
(vi) short-term U.S. dollar-
denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements. A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission ("CFTC") regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts are not currently available for all of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Restrictions on the Use of Futures and Options. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with the Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Short Sales "Against the Box". Each Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Swap Agreements. Each Fund may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap ("CDS"), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS. Such segregation will not limit the Fund's exposure to loss.

CDS agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, CDSs are subject to the risk of illiquidity within the CDS market on the whole, as well as counterparty risk. A Fund will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness.

FUTURE DEVELOPMENTS

A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

                        SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to the benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund's limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest.

If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

The Funds may invest in REITs. REITs pool investor's funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, a Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Change its investment objective (except for the SPDR S&P Emerging Africa ETF, SPDR S&P Emerging South East Asia ETF, SPDR S&P Emerging GCC-Middle East ETF, SPDR S&P Ireland ETF, SPDR S&P Brazil ETF, SPDR S&P India ETF and SPDR S&P Russia ETF);

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant index for the purchase of Creation Units);

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings (the deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets)(1);

5. Purchase, hold or deal in real estate, but a Fund may purchase and sell securities that are issued by companies that invest or deal in real estate assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short, except short sales "against the box";

9. Invest in commodities or commodity contracts, except that a Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts; or

10. Concentrate its investments in an industry (i.e., hold 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; or

3. Under normal circumstances:

     a. with respect to the SPDR S&P Asia Pacific ETF and the SPDR S&P Europe ETF, invest less than 90% of its total assets in component securities that comprise its relevant benchmark Index;

----------
(1) There is no limit on the percentage of total assets the Funds may pledge. The Funds, however, will only pledge assets as consistent with Section 18 of the 1940 Act. Accordingly, based on SEC staff interpretation, the Fund will only pledge up to one-third of its total assets.

     b. with respect to the SPDR S&P Emerging Africa ETF, SPDR S&P Emerging South East Asia ETF, SPDR S&P Emerging GCC-Middle East ETF, SPDR S&P Ireland ETF, SPDR S&P Brazil ETF, SPDR S&P India ETF and SPDR S&P Russia ETF, invest less than 80% of its total assets in component securities that comprise its relevant benchmark Index or in American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs") based on the securities in its Index;

     c. with respect to the SPDR S&P Asia Pacific ETF, invest less than 80% of their assets in securities of Asian Pacific companies;

     f. with respect to the SPDR S&P Europe ETF, invest less than 80% of their assets in securities of European companies;

     g. with respect to the SPDR S&P Emerging Africa ETF, invest less than 80% of its assets in securities of African companies;

     h. with respect to the SPDR S&P Emerging South East Asia ETF, invest less than 80% of its assets in securities of South East Asian companies;

     i. with respect to the SPDR S&P Emerging GCC-Middle East ETF, invest less than 80% of its assets in securities of Middle Eastern companies;

     j. with respect to the SPDR S&P Ireland ETF, invest less than 80% of its assets in securities of Irish companies;

     k. with respect to the SPDR S&P Brazil ETF, invest less than 80% of its assets in securities of Brazilian companies;

     l. with respect to the SPDR India ETF, invest less than 80% of its assets in securities of Indian companies;

     m. with respect to the SPDR Russia ETF, invest less than 80% of its assets in securities of Russian companies.

Prior to any change in a Fund's 90% investment policy or 80% investment policy, as applicable, such Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                          EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under "PURCHASE AND SALE INFORMATION" and "ADDITIONAL PURCHASE AND SALE INFORMATION." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Index or the portfolio securities on which such Fund is based is no longer calculated or available; (3) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the

Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly-traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which a Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.

                             MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management and operations of the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Adviser, are listed below:

TRUSTEES AND OFFICERS OF THE TRUST

                                                                              NUMBER OF
                                                                             PORTFOLIOS
                                              TERM OF         PRINCIPAL        IN FUND
                                             OFFICE AND     OCCUPATION(S)      COMPLEX           OTHER
NAME, ADDRESS                 POSITION(S)    LENGTH OF       DURING PAST      OVERSEEN       DIRECTORSHIPS
AND YEAR OF BIRTH              WITH FUNDS   TIME SERVED        5 YEARS       BY TRUSTEE     HELD BY TRUSTEE
-----------------             -----------   -----------   ----------------   ----------   ------------------
TRUSTEES

INDEPENDENT TRUSTEES

FRANK NESVET                  Independent   Unlimited     Chief Executive    102          SPDR Series Trust
c/o SPDR Index Shares Funds   Trustee,      Elected:      Officer, Libra                  (Trustee).
State Street Financial        Chairman      July 2004     Group, Inc.
Center                                                    (1998-present)(a
One Lincoln Street                                        financial
Boston, MA 02111-2900                                     services
1943                                                      consulting
                                                          company).

DAVID M. KELLY                Independent   Unlimited     Retired.           102          Chicago Stock
c/o SPDR Index Shares Funds   Trustee       Elected:                                      Exchange
State Street Financial                      July 2004                                     (Public Governor/
Center                                                                                    Director);
One Lincoln Street                                                                        Penson Worldwide
Boston, MA 02111-2900                                                                     Inc.
1938                                                                                      (Director);
                                                                                          SPDR  Series Trust
                                                                                          (Trustee).

OFFICERS

                                                        TERM OF                      PRINCIPAL
                                                      OFFICE AND                   OCCUPATION(S)
NAME, ADDRESS                     POSITION(S)          LENGTH OF                    DURING PAST
AND YEAR OF BIRTH                 WITH FUNDS          TIME SERVED                     5 YEARS
-----------------               --------------   --------------------   ----------------------------------
JAMES E. ROSS                   President        Unlimited              President, SSgA Funds
SSgA Funds Management, Inc.                      Elected President:     Management, Inc.
State Street Financial Center                    May 2005               (2005-present); Principal, SSgA
One Lincoln Street                                                      Funds Management, Inc.
Boston, MA 02111-2900                                                   (2001-present); Senior Managing
1965                                                                    Director, State Street Global
                                                                        Advisors (2006-present);
                                                                        Principal, State Street Global
                                                                        Advisors
                                                                        (2000 to 2006).

ELLEN M. NEEDHAM                Vice President   Unlimited              Principal, SSgA Funds
SSgA Funds Management, Inc.                      Elected: March 2008    Management, Inc.
State Street Financial Center                                           (1992-present)*; Managing
One Lincoln Street                                                      Director, State Street Global
Boston, MA 02111                                                        Advisors (1992-present).*
1967

MICHAEL P. RILEY                Vice President   Unlimited              Principal, State Street Global
SSgA Funds Management, Inc.                      Elected: February      Advisors
State Street Financial Center                    2005                   (2005-present); Assistant Vice
One Lincoln Street                                                      President, State Street Bank
Boston, MA 02111                                                        and Trust Company
1969                                                                    (2000-2004).

GARY L. FRENCH                  Treasurer        Unlimited              Senior Vice President,
State Street Bank and Trust                      Elected: May  2005     State Street Bank and Trust
Company                                                                 Company
Two Avenue de Lafayette                                                 (2002-present); Managing
Boston, MA 02111                                                        Director, Deutsche Bank
1951                                                                    (2001-2002).

RYAN M. LOUVAR                  Secretary        Unlimited              Vice President and Senior
State Street Bank and Trust                      Elected: August 2008   Counsel, State Street Bank and
Company                                                                 Trust Company (2005-present);
4 Copley Place, 5th Floor                                               Counsel, BISYS Group, Inc.
Boston, MA 02116                                                        (2000-2005) (a financial
1972                                                                    services company).

MARK E. TUTTLE                  Assistant        Unlimited              Vice President and Counsel,
State Street Bank and Trust     Secretary        Elected: August 2007   State Street Bank & Trust
Company                                                                 Company (2007-present);
4 Copley Place, 5th Floor                                               Assistant Counsel, BISYS Group,
Boston, MA 02116                                                        Inc. (2005-2007*) (a financial
1970                                                                    services company).

----------
*    Served in various capacities during the noted time period.

                                                        TERM OF                      PRINCIPAL
                                                      OFFICE AND                   OCCUPATION(S)
NAME, ADDRESS                     POSITION(S)          LENGTH OF                    DURING PAST
AND YEAR OF BIRTH                 WITH FUNDS          TIME SERVED                     5 YEARS
-----------------               --------------   --------------------   ----------------------------------
LAURA F. HEALY                  Assistant        Unlimited              Vice President, State Street Bank
State Street Bank and Trust     Treasurer        Elected: November      and Trust Company (2002-Present).*
Company                                          2007
Two Avenue de Lafayette
Boston, MA 02111
1964

CHAD C. HALLETT                 Assistant        Unlimited              Vice President, State Street Bank
State Street Bank and Trust     Treasurer        Elected: May 2006      and Trust Company (2001-present).*
Company
Two Avenue de Lafayette
Boston, MA  02111
1969

MATTHEW FLAHERTY                Assistant        Unlimited              Assistant Vice President, State
State Street Bank and Trust     Treasurer        Elected: May 2005      Street Bank and Trust
Company                                                                 (1994-present).*
Two Avenue de Lafayette
Boston, MA 02111
1971

JULIE B. PIATELLI               Chief            Unlimited              Principal and Senior Compliance
SSgA Funds                      Compliance       Elected: August 2007   Officer, SSgA Funds Management,
Management, Inc.                Officer                                 Inc.
State Street Financial Center                                           (2004-present); Vice President,
One Lincoln Street                                                      State  Street Global Advisors
Boston, MA 02111                                                        (2004-present);
1967                                                                    Senior Manager,
                                                                        PricewaterhouseCoopers,  LLP
                                                                        (1999-2004)

----------
*    Served in various capacities during the noted time period.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust, other than the Chief Compliance Officer, who serves at the pleasure of the Independent Trustees. The Trust and SPDR Series Trust ("SST") pay in the aggregate, each Independent Trustee an annual fee of $90,000 plus $5,000 per in-person meeting attended. An Independent Trustee will receive $1,250 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $25,000 and the Chair of the Audit Committee receives an additional annual fee of $10,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trust and SST and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended September 30, 2009. [TO BE UPDATED]

                                             PENSION OR
                                         RETIREMENT BENEFITS                        TOTAL COMPENSATION
                          AGGREGATE            ACCRUED         ESTIMATED ANNUAL          FROM THE
NAME OF              COMPENSATION FROM    AS PART OF TRUST         BENEFITS       TRUST AND FUND COMPLEX
INDEPENDENT RUSTEE        THE TRUST           EXPENSES          UPON RETIREMENT    PAID TO TRUSTEES (1)
------------------   -----------------   -------------------   ----------------   ----------------------
Frank Nesvet               $[___]                 NA                  NA                  $[___]
David M. Kelly             $[___]                 NA                  NA                  $[___]

(1)  The Fund Complex includes the Trust and SST.

No trustee or officer is entitled to any pension or retirement benefits from the Trust.

OWNERSHIP OF SHARES
[TO BE UPDATED]

The following table shows the dollar range of equity securities beneficially owned by each of the Trustees as of December 31, 2009:

                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                         ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                              DOLLAR RANGE OF                     BY THE TRUSTEE IN FAMILY OF
NAME OF TRUSTEE        EQUITY SECURITIES IN THE TRUST               INVESTMENT COMPANIES
--------------------   ------------------------------   ----------------------------------------------
INDEPENDENT TRUSTEES
David M. Kelly                     [None]                                   [None]
Frank Nesvet                       [None]                                   [None]

As of December 31, 2009, the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members did not own beneficially or of record any securities in the Adviser, the Distributor or any person controlling, controlled by, or under common control with the Adviser or the Distributor. [TO BE VERIFIED]

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Ms. Peters served as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met [four (4)] times during the fiscal year ended September 30, 2009.

Trustee Committee. The Board has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: (1) nominate Independent Trustees; (2) review on a periodic basis the governance structures and procedures of the Funds; (3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; (4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and (5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met [four (4)] times during the fiscal year ended September 30, 2009.

Pricing and Investment Committee. The Board also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Board met four (4) times during the fiscal year ended September 30, 2009 to review and ratify fair value pricing determinations of the Pricing and Investment Committee. The Pricing and Investment Committee reports to the Board on a quarterly basis.

CODES OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached at the end of this SAI. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge by calling 1-866-787-2257; and (2) on the Funds' website at www.SPDRs.com; and (3) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the "NSCC"). The basket represents one Creation Unit of a Fund. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

THE INVESTMENT ADVISER

SSgA Funds Management, Inc. acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. As of December 31, 2009, the Adviser managed approximately $[ ] billion. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors ("SSgA"), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement ("Investment Advisory Agreement") between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

A discussion regarding the basis for the Board's approval of the Investment Advisory Agreements regarding certain Funds is available in the Trust's [Semi-]Annual Report to Shareholders dated [_________ __,, 2009].

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in the Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses, and other extraordinary expenses.

The Funds had not commenced operations as of September 30, 2009 and therefore did not pay fees to the Adviser for the past three fiscal years.

PORTFOLIO MANAGERS

The Adviser manages the Funds using a team of investment professionals. Key professionals primarily involved in the day-to-day portfolio management for each Fund include:

FUND          PORTFOLIO MANAGERS
----       -----------------------
All ETFs   Lynn Blake, John Tucker

The following table lists the number and types of other accounts managed by each of the key professionals primarily involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

                 OTHER ACCOUNTS MANAGED AS OF SEPTEMBER 30, 2009

              Registered                   Pooled                                               Total
              Investment     Assets      Investment      Assets                   Assets        Assets
Portfolio       Company      Managed       Vehicle      Managed       Other      Managed       Managed
Manager        Accounts    (billions)*    Accounts    (billions)*   Accounts   (billions)*   (billions)*
-----------   ----------   -----------   ----------   -----------   --------   -----------   -----------
Lynn Blake       [59]        $[48.02]       [214]      $[313.11]      [225]     $[192.66]     $[553.79]
John Tucker      [59]        $[48.02]       [214]      $[313.11]      [225]     $[192.66]     $[553.79]

*    There are no performance fees associated with these portfolios.

The portfolio managers listed above do not beneficially own any Shares of the Funds as of September 30, 2009.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio managers' accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Funds.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.

State Street also serves as Custodian for each Fund pursuant to a custodian agreement ("Custodian Agreement"). As Custodian, State Street holds each Fund's assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent of each Fund pursuant to a transfer agency agreement ("Transfer Agency and Service Agreement").

COMPENSATION. As compensation for its services under the Administration Agreement, the Custodian Agreement and Transfer Agency and Service Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of each Fund, as follows: 0.045% on the first $4.5 billion, 0.040% on the next $4.5 billion, and 0.0225% on the next $3.5 billion, and 0.0125% thereafter. For each Fund, after the first six months of operations, a $75,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by a Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency and Service Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC (the "Distributor") is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement ("Distribution Agreement") with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "PURCHASE AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units, for which it may receive commissions or other fees from such Authorized Participants.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of the Funds.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

                             BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. The Adviser considers the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks ("ECNs") when appropriate.

SSgA FM does not currently use the Funds' assets for, or participate in, third party soft dollar arrangements, although SSgA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. SSgA FM does not "pay up" for the value of any such proprietary research. SSgA FM may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits for SSgA. Although SSgA FM's clients' commissions are not used for third party soft dollars, SSgA FM's and SSgA's clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Funds had not commenced operations as of September 30, 2009 and therefore did not pay any brokerage commissions for the past three fiscal years.

Securities of "Regular Broker-Dealer." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's Shares. The Funds were not operational and have not engaged in transactions prior to the date of this SAI.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

                             BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "ADDITIONAL PURCHASE AND SALE INFORMATION."

The Depository Trust Company ("DTC") acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the "NYSE") and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Funds were not operational prior to the date of this SAI and did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

The Trustees and Officers of the Trust, as a group, owned less than 1% of the Trust's voting securities as of the date of this SAI.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

     The Funds issue Shares and redeem Shares only in Creation Units at net asset value next determined after receipt of an order on a continuous basis every day except weekends and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund is determined once each business day, normally as of the Closing Time. Creation Unit sizes are [_____] Shares per Creation Unit, except as otherwise set forth in the table below*:

FUND                                    CREATION UNIT SIZE
----                                    ------------------
SPDR S&P ASIA PACIFIC ETF                     [_____]
SPDR S&P EUROPE ETF                           [_____]
SPDR S&P EMERGING AFRICA ETF                  [_____]
SPDR S&P EMERGING SOUTH EAST ASIA ETF         [_____]
SPDR S&P EMERGING GCC-MIDDLE EAST ETF         [_____]
SPDR S&P IRELAND ETF                          [_____]
SPDR S&P BRAZIL ETF                           [_____]
SPDR S&P INDIA ETF                            [_____]
SPDR S&P RUSSIA ETF                           [_____]

----------
* The Creation Unit size for a Fund may change. Authorized Participants (as defined below) will be notified of such change.

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"). A "Business Day" with respect to a Fund is, generally, any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the "Deposit Securities") per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund's benchmark Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a "cash in lieu" amount ("Deposit Cash") to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The "Cash Component" is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's Index.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to replace any Deposit Security, which shall be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, "non-standard orders"). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or
(ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"). In addition, each Participating Party or DTC Participant (each, an "Authorized Participant") must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. In the case of non-standard orders, the non-standard order must be received by the Principal Underwriter no later than the times set forth in the Participant Agreement. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Principal Underwriter by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities) and/or through a subcustody agent for (for foreign securities). With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The "Settlement Date" for a Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under "Creation Transaction Fees" will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian;
(c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time. An additional transaction charge or variable charge will be applied to certain creation and redemption transactions, including non-standard orders, cash purchases, or partial cash purchases for each Fund may be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units redeemed in the transaction. A Fund may adjust the redemption transaction fee from time to time. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders, cash redemptions, or partial cash redemptions (when cash redemptions are available). Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. The section below titled "Local Market Holiday Schedules" identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holiday Schedules section to be the maximum number of days necessary to deliver redemption proceeds. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

ADDITIONAL REDEMPTION PROCEDURES. If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a "qualified institutional buyer," ("QIB") as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or
(4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS FOR CERTAIN INTERNATIONAL FUNDS. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, certain Funds may require orders to be placed up to one or more business days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date's net asset value. Orders to purchase Shares of such Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day, as described in the Participant Agreement and the applicable order form.

Creation and Redemption Transaction Fees:

                                                      MAXIMUM ADDITIONAL
                                                       VARIABLE FEE FOR
                                        TRANSACTION    CASH CREATIONS/
FUND                                       FEE*        REDEMPTIONS*,**
----                                    -----------   ------------------
SPDR S&P ASIA PACIFIC ETF                $[_____]          [_____]%
SPDR S&P EUROPE ETF                      $[_____]          [_____]%
SPDR S&P EMERGING AFRICA ETF             $[_____]          [_____]%
SPDR S&P EMERGING SOUTH EAST ASIA ETF    $[_____]          [_____]%
SPDR S&P EMERGING GCC-MIDDLE EAST ETF    $[_____]          [_____]%
SPDR S&P IRELAND ETF                     $[_____]          [_____]%
SPDR S&P BRAZIL ETF                      $[_____]          [_____]%
SPDR S&P INDIA ETF                       $[_____]          [_____]%
SPDR S&P RUSSIA ETF                      $[_____]          [_____]%

* From time to time, any Fund may waive all or a portion of its applicable transaction fee(s).

** The variable charge is in addition to the fixed transaction fee and will be applied to each transaction in cash. The maximum additional variable charge is the percentage noted in the table multiplied by the amount of Deposit Cash or Redemption Cash, as applicable. The assessed variable charge may be lower than the respective percentages noted in the table based on actual brokerage and market impact expenses associated with the transaction.

                        DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "PURCHASE AND SALE INFORMATION" and "ADDITIONAL PURCHASE AND SALE INFORMATION."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of the Fund (i.e., the value of the total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association ("SIFMA") announces an early closing time.

In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust's procedures require the Pricing and Investment Committee to determine a security's fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and
(iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Funds' index providers). In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between the Fund's performance and the performance of the applicable Fund's benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

                          DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income are declared and paid periodically, as described in the Prospectus, but may vary from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

                                      TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "ADDITIONAL TAX INFORMATION."

The Funds intend to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those Shares on which the distribution was received are sold.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to create Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Although not anticipated to be significant in amount based on the investment objectives of the Funds, a Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Dividends and interest received by Fund's holding foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid such Fund, subject to certain limitations. Pursuant to this election, a

Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If a Fund makes this election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFIC," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualifying electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Such Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

The Funds intend to distribute annually to their shareholders substantially all of its investment company taxable income, all of its net tax-exempt income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Funds will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction, if any. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your Shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

A sale or exchange of shares in the Funds may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15% for taxable years beginning before January 1, 2011. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Code and the tax consequences of Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.

Distributions in cash that are reinvested in additional Shares of a Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate Internal Revenue Service Form W-8 may be subject to backup withholding at the appropriate rate.

A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. The provisions relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as "FIRPTA gain". The Internal Revenue Code provides a look-through rule for distributions of "FIRPTA gain" by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity" (a "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest ("USRPI"), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of a class of Fund shares, Fund distributions to you that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, a Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. For example, if (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or (ii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code section 514(b), a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There is no restriction preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a

U.S. person (including a U.S. resident alien).

Under promulgated United States Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

                      CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues Shares of beneficial interest, par value $0.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class, except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius, LLP, 1111 Pennsylvania Ave., NW, Washington, DC 20004, serves as counsel to the Trust. [ ] serves as the independent registered public accounting firm for the Trust. [ ] performs annual audits of the Funds' financial statements and provides other audit, tax and related services.

                         LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of "T" plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

                                                  TRADE DATE(S) W/ SETTLEMENT OF GREATER THAN 7
MARKET           SETL CYCLE   MAX SETL CYCLE          CALENDAR DAYS (MAX DAYS IN PARENTHESIS)
--------------   ----------   --------------   ---------------------------------------------------
Australia            T+3            7 days
Austria              T+3            7 days
Belgium              T+3            7 days
Brazil               T+3            7 days
Canada               T+3            7 days
Chile                T+2            5 days
China                T+3            14 days    2/10/10 (12); 2/11/10 (12); 2/12/10 (12); 3/29/10
                                               (9); 3/30/10 (9); 4/1/10 (8); 9/20/10 (14); 9/21/10
                                               (14); 9/24/10 (12)
Czech Republic       T+3            7 days
Denmark              T+3            7 days
Egypt                T+2            10 days    11/10/10 (8); 11/11/10 (10); 11/14/10 (8)
Euroclear            T+3            6 days
Finland              T+3            7 days
France               T+3            7 days
Germany              T+3            7 days
Greece               T+3            7 days
Hong Kong            T+2            7 days
Hungary              T+3            7 days
India                T+2            5 days
Indonesia            T+3            13 days    9/1/10 (13); 9/2/10 (13); 9/3/10 (13);
Ireland              T+3            12 days    12/21/09 (9); 12/22/09 (9); 12/23/09 (12)
Israel               T+3            7 days
Italy                T+3            7 days
Japan                T+3            10 days    4/28/10 (8); 4/29/10 (8); 4/30/10 (10)
Jordan               T+2            7 days
Korea                T+2            6 days
Malaysia             T+3            8 days     5/25/10 (8); 5/26/10 (8); 5/27/10 (8)
Mexico               T+3            7 days
Morocco              T+3            7 days
Netherlands          T+3            7 days
New Zealand          T+3            7 days
Norway               T+3            8 days     3/29/10 (8); 3/30/10 (8); 3/31/10 (8);

Pakistan             T+2            7 days
Peru                 T+3            7 days
Philippines          T+3            7 days
Poland               T+3            7 days
Portugal             T+3            7 days
Russia               T+3            13 days    12/29/09 (13); 12/30/09 (13); 12/31/09 (13)
Singapore            T+3            7 days
South Africa         T+5            7 days
South Korea          T+3            10 days    9/16/10 (8); 9/17/10 (10); 9/20/10 (8);
Spain                T+3            8 days     3/29/10 (8); 3/30/10 (8); 3/31/10 (8)
Sweden               T+3            7 days
Switzerland          T+3            7 days
Taiwan               T+1            12 days    2/22/10 (12)
Thailand             T+3            10 days    4/8/10 (8); 4/9/10 (10); 4/10/10 (8)
Turkey               T+2            11 days    11/11/10 (11); 11/12/10 (11)
United Kingdom       T+3            7 days

                              FINANCIAL STATEMENTS

As of the date of this SAI the Funds had not yet commenced operations.

Proxy Voting Policy                                       (SSGA LOGO)
                                                          Funds Management, Inc.
INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the SSgA Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the SSgA Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on SSgA discretionary portfolios. In addition, the Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating SSgA positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. ("RMG"), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The Governance Team identifies these proxies using a number of methods, including but not limited to in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG that are deemed highly significant, the issue is referred to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies. This may lead to contrasting votes to the extent that local practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every non-US jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.   Generally, FM votes for the following ballot items:

Board of Directors

     - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer.

     - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

     - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

     - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

     - The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors, including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

     - Mandates requiring a majority of independent directors on the Board of Directors

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     -    Elimination of cumulative voting

     -    Establishment of confidential voting

     - Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

     - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

     - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

     -    Discharge of auditors*

----------

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

     - Approval of financial statements, auditor reports and allocation of income

     -    Requirements that auditors attend the annual meeting of shareholders

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

     - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

     - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

     - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

     - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

     -    Elimination of shareholder rights plans ("poison pill")

     - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

     - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

     - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

     -    Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

     - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

     - Expansions to reporting of financial or compensation-related information, within reason

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an -- independent compensation committee

     - Remuneration policies that are judged to be in-line with local market practices.

Routine Business Items

     - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

     -    Change in Corporation Name

     - Mandates that amendments to bylaws or charters have shareholder approval

Other

     -    Adoption of anti-"greenmail" provisions, provided that the proposal:
          (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

     - Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill),

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

     - The elimination of shareholders' right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

     - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

     - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

     - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

          - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

          - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

          - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

          - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

     - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

     - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     -    Adjournment of Meeting to Solicit Additional Votes

     - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

     - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

     -    Retirement bonuses for non-executive directors and auditors

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent -- compensation committee

Routine Business Items

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     - Reincorporation in a location which has more stringent anti-takeover and related provisions

     - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

     - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

     - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     -    For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, RMG or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. During our discussions, we focus on the attributes and practices that we believe enhance our clients' returns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the SSgA Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the SSgA Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                     PART C
                                OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(i) Amended and Restated Declaration of Trust of StreetTracks(R) Index Shares Funds (now, SPDR(R) Index Shares Funds) (the "Trust" or the "Registrant") dated February 13, 2002, as amended July 1, 2004, is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the U.S. Securities and Exchange Commission (the "SEC") on July 1, 2004.

(a)(ii) Amendment No. 1 to the Registrant's Amended and Restated Declaration of Trust dated February 13, 2002, as amended July 1, 2004, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on November 6, 2007.

(b) Registrant's Amended and Restated By-Laws, dated August 19, 2002, as amended and restated November 15, 2004, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on November 29, 2004.

(c)        Not applicable.

(d)(i) Investment Advisory Agreement dated July 1, 2004 between the Trust and SSgA Funds Management, Inc. is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on July 1, 2004.

(d)(ii) Revised Exhibit A dated July 16, 2008 to the Investment Advisory Agreement dated July 1, 2004 between the Trust and SSgA Funds Management, Inc., is incorporated herein by reference to Exhibit
           (d)(viii) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on July 16, 2008.

(d)(iii) Revised Exhibit A to the Investment Advisory Agreement dated July 1, 2004 between the Trust and SSgA Funds Management, Inc., adding new series, to be filed by amendment.

(d)(iv) Sub-Advisory Agreement dated December 15, 2006 between SSgA Funds Management, Inc. and The Tuckerman Group, LLC, with respect to the SPDR Dow Jones International Real Estate ETF (formerly, the DJ Wilshire International Real Estate ETF), as filed with the SEC on November 24, 2009.

(d)(v) Amendment dated April 16, 2008 to Sub-Advisory Agreement dated December 15, 2006 between SSgA Funds Management, Inc. and The Tuckerman Group, LLC, with respect to the SPDR Dow Jones Global Real Estate ETF (formerly, the DJ Wilshire Global Real Estate ETF), as filed with the SEC on November 24, 2009.

(e)(i) Distribution Agreement dated July 1, 2004, between the Trust and State Street Global Markets, LLC, is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on July 1, 2004.

(e)(ii) Amended Annex I dated July 16, 2008 to the Distribution Agreement dated July 1, 2004 between the Trust and State Street Global Markets, LLC is incorporated herein by reference to Exhibit (e)(iv) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on July 16, 2008.

(e)(iii) Amended Annex I to the Distribution Agreement dated July 1, 2004 between the Trust and State Street Global Markets, LLC, adding new series, to be filed by amendment.

(f)        Not applicable.

(g)(i) Custodian Agreement dated August 19, 2002 between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 10, 2002.

(g)(ii) Amendment dated October 14, 2005 to the Custodian Agreement dated August 19, 2002 between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on January 27, 2006.

(g)(iii) Amended Schedule of Series dated July 16, 2008 to the Custodian Agreement dated August 19, 2002 between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(v) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on July 16, 2008.

(g)(iv) Amended Schedule of Series to the Custodian Agreement dated August 19, 2002 between the Trust and State Street Bank and Trust Company, adding new series, to be filed by amendment.

(h)(i) Administration Agreement dated February 15, 2002, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(i) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 10, 2002.

(h)(ii) Amended Exhibit A to the Administration Agreement dated February 15, 2002, adding new series, to be filed by amendment.

(h)(iii) Transfer Agency and Services Agreement dated August 19, 2002, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(ii) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 10, 2002.

(h)(iv) Amended Annex A to the Transfer Agency Services Agreement dated August 19, 2002 between the Trust and State Street Bank and Trust Company, adding new series, to be filed by amendment.

(h)(v) Securities Lending Authorization Agreement dated November 28, 2007 between the Trust and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (h)(v) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on December 21, 2007.

(h)(vi) Amended Schedule B to the Securities Lending Authorization Agreement dated November 28, 2007 between the Trust and State Street Bank and Trust Company, adding new series, to be filed by amendment.

(h)(vii) Form of Participant Agreement, as filed with the SEC on November 24, 2009.

(i)        Opinion of counsel is filed herewith.

(j) Consent of independent registered public accountants is filed herewith.

(k)        Not applicable

(l) Form of Purchase Agreement between the Trust and UBS Global Asset Management (US) Inc. is incorporated herein by reference to Exhibit
           (l) of Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 2, 2002.

(m)        Not applicable

(n)        Not applicable

(o)        Reserved

(p)(i) Registrant's Revised Code of Ethics of the Trust is incorporated herein by reference to Exhibit (p)(v) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on November 6, 2007.

(p)(ii)    Code of Ethics of the Adviser is filed herewith.

(q)        Powers of Attorney for Messrs. Kelly, Nesvet, Ross and
           French, are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on July 10, 2008.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Board of Trustees of the Trust is the same as the board of trustees of SPDR(R) Series Trust and the officers of the Trust are substantially identical to the officers of SPDR Series Trust. In addition, the Trust's investment adviser, SSgA Funds Management, Inc. ("SSgA FM"), also serves as investment adviser to each series of SPDR Series Trust. Nonetheless, the Trust takes the position that it is not directly or indirectly controlled by or under common control with any persons because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Additionally, see the "Control Persons and Principal Holders of Securities" section of the Statement of Additional Information for a list of shareholders who own more than 5% of a specific fund's outstanding shares and such information is incorporated by reference to this Item.

ITEM 30. INDEMNIFICATION

Pursuant to Section 5.3 of the Registrant's Amended and Restated Declaration of Trust and under Section 4.9 of the Registrant's By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant's Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant's Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its By-Laws in a manner consistent with Release 11330 of the SEC under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will the Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him/her.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each investment adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") serves as the investment adviser for each series of the Trust. SSgA FM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment arm of State Street Corporation. The principal address of the Adviser is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA FM is an investment adviser registered under the Investment Advisers Act of 1940.

                            CAPACITY
          NAME             WITH ADVISER               BUSINESS NAME AND ADDRESS OF OTHER POSITION
--------------------   --------------------   -------------------------------------------------------------
Thomas P. Kelly             Treasurer         Managing Director and Comptroller, State Street Global
                                              Advisors, a division of State Street Bank and Trust
                                              Company, Boston, MA
Phillip S. Gillespie    Director and Chief    Executive Vice President and General Counsel, State Street
                          Legal Officer       Global Advisors, a division of State Street Bank and Trust
                                              Company, Boston, MA

                            CAPACITY
          NAME             WITH ADVISER               BUSINESS NAME AND ADDRESS OF OTHER POSITION
--------------------   --------------------   -------------------------------------------------------------
Tracy Atkinson               Director         Executive Vice President and Chief Compliance Officer,
                                              State Street Corporation, Boston, MA, owner of State Street
                                              Global Advisors
Shawn Johnson                Director         Senior Managing Director, State Street Global Advisors, a
                                              division of State Street Bank and Trust Company, Boston, MA
James E. Ross          President & Director   Senior Managing Director, State Street Global Advisors, a
                                              division of State Street Bank and Trust Company, Boston, MA
Cuan F.H. Coulter        Chief Compliance     Senior Vice President and Chief Compliance Officer, State
                               Officer        Street Global Advisors, a division of State Street Bank and
                                              Trust Company, Boston, MA

The Tuckerman Group LLC ("Tuckerman") serves as the investment adviser for the Trust's SPDR Dow Jones International Real Estate ETF and SPDR Dow Jones Global Real Estate ETF. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. The principal business address of Tuckerman is 4 International Drive, Suite 230, Rye Brook, New York 10573. Tuckerman is an investment adviser registered under the Investment Advisers Act of 1940.

                            CAPACITY
          NAME           WITH TUCKERMAN               BUSINESS NAME AND ADDRESS OF OTHER POSITION
--------------------   --------------------   -------------------------------------------------------------
Charles Lauckhardt      Chairman and Chief    Managing Member of Carpathia Real Estate Advisors, LLC,
                                              Rye Executive Officer Brook, New York ("Carpathia")
Steven de Bara            Senior Vice         Chief Financial Officer of Carpathia
                        President/Chief
                       Compliance Officer
Glen Weisberg            Vice President       Portfolio Manager of Carpathia
Jared Chase                 Director          Senior Managing Director, State Street Global Advisors, a
                                              division of State Street Bank and Trust Company, Boston, MA, and Chairman of State Street Global Alliance, LLC, Boston, MA
Stephen Marshall            Director          Vice President,  State Street Global  Advisors,  a division of State  Street Bank and Trust  Company,  Boston,  MA, and
                                              Vice  President  of  State  Street  Global  Alliance,  LLC,
                                              Boston, MA

See "Management" in the Prospectus and "Management of the Trust" in the Statement of Additional Information for information regarding the business of SSgA FM and Tuckerman. For information regarding broker-dealers and investment advisers affiliated with the Adviser, reference is made to the Adviser's Form ADV, as amended, filed with the SEC and incorporated herein by reference.

ITEM 32. PRINCIPAL UNDERWRITERS

(a) State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust's principal underwriter and also serves as the principal underwriter for the following investment companies: SPDR Series Trust, State Street Institutional Investment Trust and SSgA Funds.

(b) The following is a list of the executive officers, directors and partners of State Street Global Markets, LLC (none of the persons set forth below holds a position or office with the Trust):

     Nicolas J. Bonn        Chief Executive Officer, President and Director
     Vincent Manzi          Chief Compliance Officer
     William Helfrich       Treasurer and FINOP
     Martin Fischer         Chief Operations Officer
     Peter Economou         Director
     Howard Fairweather     Director
     Stefan Gavell          Director
     Aditya Mohan           Director
     Anthony Rochte         Director
     Mark Snyder            Director
     R. Bryan Woodard       Director

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 27th day of January, 2010.

                                        SPDR(R) INDEX SHARES FUNDS


                                        By: /s/ James E. Ross
                                            ------------------------------------
                                            James E. Ross
                                            President

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURES                              TITLE                                       DATE
-------------------------------------   -----------------------------------------   ------------------


/s/ Gary L. French                      Treasurer and Principal Financial Officer   January 27, 2010
-------------------------------------
Gary L. French


/s/ David M. Kelly*                      Trustee                                     January 27, 2010
-------------------------------------
David M. Kelly


/s/ Frank Nesvet*                        Trustee                                     January 27, 2010
-------------------------------------
Frank Nesvet


/s/ James E. Ross                       President and Principal Executive Officer   January 27, 2010
-------------------------------------
James E. Ross


*By: /s/ Ryan M. Louvar
     --------------------------------
     Ryan M. Louvar
     As Attorney-in-Fact
     Pursuant to Power of Attorney

                                  EXHIBIT LIST

Item 28

(i)       Opinion of counsel

(j)       Opinion of independent registered public accountants

(p)(ii)   Code of Ethics of the Adviser